SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 164	x

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 165	x

Mutual Fund and Variable Insurance Trust

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

Tanya L Goins, Esq.

Thompson Hine LLP

3560 Lenox Road, Suite 1600

Atlanta, Georgia 30326

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

On (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on __________ pursuant to paragraph (a)(i)

- X	75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS SUBJECT TO COMPLETION

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND

Class A Shares: [ ]	Class C Shares: [ ]
Class T Shares [ ]	Institutional Shares: [ ]

PROSPECTUS

[ ], 2017

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
HOW TO BUY SHARES
HOW TO REDEEM SHARES
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
VALUING FUND ASSETS
DIVIDENDS, DISTRIBUTIONS AND TAXES
MANAGEMENT OF THE FUND
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS
PRIVACY POLICY
FOR MORE INFORMATION

FUND SUMMARY – RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND

 Investment Objective: The Fund's objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page [ ] and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page [ ].

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares	Class T Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	None	0.25%	1.00%	0.25%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only) (3)	0.98%	0.98%	0.73%	0.73%
Acquired Fund Fees and Expenses(3)(4)	0.15%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	2.88%	3.13%	3.63%	2.88%
Fee Waivers and/or Expense Reimbursements(5)	(0.74)%	(0.74)%	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(5)	2.14%	2.39%	3.14%	2.39%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Estimated for the current fiscal year.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(5)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.99%, 2.24%, 2.99% and 2.24% of the Institutional Shares, Class A Shares, Class C Shares and Class T Shares’ daily net assets, respectively, through [April 30, 2019]. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Institutional Shares	Class T
1	$803	$317	$217	$242
3	$1,420	$1,067	$822	$846

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

The Fund invests in a portfolio of equity securities in combination with long and short positions in commodities and financial futures with the goal of generating superior risk-adjusted returns compared with a typical long-only, non-leveraged equity portfolio.  The Sub-Adviser expects that approximately 75% of the Fund’s assets will be allocated to the trading of equity securities (the “Equity Component”) and approximately 25% of the Fund’s portfolio will be allocated to the trading of commodity and financial futures, as well as cash and cash equivalents (the “Futures Component”).  However, such percentages will vary based upon the Sub-Adviser’s investment outlook and assessment of prevailing market conditions.  The combined portfolio is structured to be broadly diversified across markets, time horizons and trading styles, and the Sub-Advisor aims to achieve a substantial degree of non-correlation between the Equity Component and the Futures Component.

Equity Component. The Equity Component is comprised primarily of common stocks and exchange traded funds invested in equity securities of US companies. Although the Fund may invest in companies of any market capitalization without limit, the Fund expects to be invested predominately in companies with market capitalizations of $5 billion or more. The Fund may also invest in companies domiciled outside of the US.

The Equity Component of the strategy employs a systematic process to identify repetitive patterns of price behavior that are indicative of prevailing market sentiment and/or institutional money flows into or out of individual securities and sectors. These factors are often indicative of large scale asset allocation shifts, sector rotation opportunities, and/or shifting sentiment indicators. Individual stocks that are expected to outperform the benchmark index are targeted for inclusion in the portfolio, while those that are expected to underperform are either liquidated or excluded. The systematic portfolio selection process is further constrained real-time with respect to individual position size and sector exposure in order to ensure a meaningful variety of market exposures. Holding periods range from intraday to several weeks in length (depending upon the persistence of trending price behaviors).

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Futures Component. The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts and maintains cash and cash equivalents to be utilized as margin or collateral. The Futures Component of the Fund’s assets will be allocated among various asset classes, including exposure to both financial futures (stock indices, fixed income and currencies) and commodity futures (energies, metals, grains, softs and meats). Investments may be made in domestic and foreign markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•	Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

•	Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including
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expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•	Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•	Limited History of Operations: The Fund has a limited history of operations as a mutual fund for investors to evaluate.

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•	Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•	Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

•	Small/Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

•	Taxation Risk. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

•	Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

For more information, please see “Principal Investment Strategies and Risks.”

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Performance: The Fund acquired all of the assets and liabilities of NuWave Equity Enhanced Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on [ ], 2018.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund.  The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-adviser was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s Statement of Additional Information. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Institutional Shares for each full calendar year since the Fund’s inception. Going forward, although Class A, Class C and Class T shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class T shares will be different from Institutional Shares because Class A, Class C and Class T shares have different expenses than Institutional Shares.   The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Annual Total Returns

[TO BE UPDATED WITH 2017 PERFORMANCE INFORMATION]

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 7.21% (quarter ended June 30, 2016), and the lowest return for a quarter was (6.66)% (quarter ended June 30, 2015). The Fund’s Institutional Shares year-to-date return for the period ended September 30, 2017 was 4.73%.

The following table shows the average annual returns for the Predecessor Fund, which includes all of its actual fees and expenses over various periods ended December 31, 2016 as adjusted to reflect any

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applicable sales loads of the Fund. The Predecessor Fund did not have a distribution policy. It was a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2016)

	1 Year	Since the Predecessor Fund’s Inception (March 31, 2013)
Institutional[1,2]	13.98%	7.98%
Class A1	7.16%	6.48%
Class C1	12.86%	6.92%
Class T1	10.86%	7.66%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	12.28%

1. Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2. Includes the effect of the maximum sales load.

Advisor: Rational Advisors, Inc., (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: NuWave Investment Management, LLC (“NuWave”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Troy Buckner, Managing Principal of the Sub-Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as Portfolio Manager of the Fund since the Fund commenced investment operations in 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an

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IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund's objective is long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

The Fund invests in a portfolio of equity securities in combination with long and short positions in commodities and financial futures with the goal of generating superior risk-adjusted returns compared with a typical long-only, non-leveraged equity portfolio.  The Sub-Adviser expects that approximately 75% of the Fund’s assets will be allocated to the trading of equity securities (the “Equity Component”) and approximately 25% of the Fund’s portfolio will be allocated to the trading of commodity and financial futures, as well as cash and cash equivalents (the “Futures Component”).  However, such percentages will vary based upon the Sub-Adviser’s investment outlook and assessment of prevailing market conditions.  The combined portfolio is structured to be broadly diversified across markets, time horizons and trading styles, and the Sub-Advisor aims to achieve a substantial degree of non-correlation between the Equity Component and the Futures Component.

Equity Component. The Equity Component is comprised primarily of common stocks and exchange traded funds invested in equity securities of US companies. Although the Fund may invest in companies of any market capitalization without limit, the Fund expects to be invested predominately in companies with market capitalizations of $5 billion or more. The Fund may also invest in companies domiciled outside of the US.

The Equity Component of the strategy employs a systematic process to identify repetitive patterns of price behavior that are indicative of prevailing market sentiment and/or institutional money flows into or out of individual securities and sectors. These factors are often indicative of large scale asset allocation shifts, sector rotation opportunities, and/or shifting sentiment indicators. Individual stocks that are expected to outperform the benchmark index are targeted for inclusion in the portfolio, while those that are expected to underperform are either liquidated or excluded. The systematic portfolio selection process is further constrained real-time with respect to individual position size and sector exposure in order to ensure a meaningful variety of market exposures. Holding periods range from intraday to several weeks in length (depending upon the persistence of trending price behaviors).

Futures Component. The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts and maintains cash and cash equivalents to be utilized as margin or collateral. The

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Futures Component of the Fund’s assets will be allocated among various asset classes, including exposure to both financial futures (stock indices, fixed income and currencies) and commodity futures (energies, metals, grains, softs and meats). Investments may be made in domestic and foreign markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Futures Component of the strategy employs a multi-model trend-based approach to invest both long and short across a diverse selection of liquid financial and commodities futures markets. This component of the strategy seeks to identify price trends through the application of hundreds of individual trading models, which collectively provide exposure to short-, intermediate- and long-term trading opportunities. The underlying trading models are selected based upon their individual risk/return characteristics, as well as their ability to smooth/diversify overall portfolio returns. While each of the trading models trades the same set of broadly diversified futures markets, each is also differentiated by a unique trading style and time frame.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Subsidiary

The Fund will execute a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled foreign Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Subchapter M requires, among other things, that at least 90% of the Fund's gross income be derived from certain qualifying sources, such as dividends, interest, gains from the sale of stock or other securities, and certain other income derived from securities or derived with respect to the Fund’s business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% gross income requirement if the Fund invests in the derivative directly.

In the past, the Internal Revenue Service issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicated that certain income from a fund's investment in a wholly-owned foreign subsidiary would constitute "qualifying income" for purposes of Subchapter M. However, the Fund does not have a private letter ruling, and the Internal Revenue Service no longer issues such private letter rulings. Moreover, in September 2016, the Internal Revenue Service issued proposed regulations that, if finalized in proposed form, would provide that the income which the Fund derives from its investment in the Subsidiary in any taxable year would only be treated as "qualifying income" for purposes of the 90% gross income requirement of Subchapter M to the extent that the Subsidiary makes certain dividend distributions to the Fund out of the Subsidiary's earnings and profits for that same taxable year. Therefore, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of

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"Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

The investment adviser(s) to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

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Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other

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economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leverage Risk: Using derivatives like commodity futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Limited History of Operations: The Fund has a limited history of operations as a mutual fund for investors to evaluate.

Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Small and Medium Capitalization Stock Risk. The value of small and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Taxation Risk. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its

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investments in the Underlying Pools will be passed through to the Fund as ordinary income and reflected on shareholder's tax Forms 1099 as such.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.rationalmf.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order:   When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

Multiple Classes

The Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T shares. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A, Class C and Class T Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A and Class T Shares. Among other ways, Class A and Class T Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

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The following are some of the main differences between Class A Shares, Class C Shares, Institutional Shares and Class T Shares of the Fund:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	Back-end deferred sales charges on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class T Shares

•	Front-end sales charges, as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A, Class C, and Class T shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

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Sales Charges on Class A Shares

Purchases of Class A Shares of the Fund are subject to the following front-end sales charges. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price*	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above *+	0.00%	0.00%	0.00%

* Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

+ A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. Certain intermediaries may provide different CDSC waivers or discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

How to Reduce Your Class A Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same

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firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Fund’s investments held by the members of your immediately family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For the Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment adviser; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Sales Charge on Class C Shares

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Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Sales Charge on Class T Shares

You can buy Class T shares at the public offering price, which is the NAV plus an up-front sales charge. The up-front sales charge also does not apply to Class T shares acquired through reinvestment of dividends and capital gains distributions.

The up-front Class T shares sales charge and the commissions paid to dealers for the Fund is set forth in the table below.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and above	1.00%	1.01%	1.00%

Distribution Plans

The Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of each class of shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, the Fund may finance from the assets of each class of shares certain activities or expenses that are intended primarily to result in the sale of the respective class of shares.

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The maximum Rule 12b-1 fee for Class A, Institutional and Class T shares is 0.25% of the average daily net assets of the class of shares. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

With respect to Class C Shares, the fee paid by the Fund to the Distributor is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Fund’s Class A, Class C, and Institutional Class Shares. The Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares (included in the Fund’s 12b-1 fees above for Class C Shares only), and Institutional Class Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

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All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Fund through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

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Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in the fund is $500. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund

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shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provides the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within

22

30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C Shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Fund uses a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind: The fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment

23

methods will be used in regular and stressed market conditions. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of the Fund (except for Class T Shares) for the same class of Shares of any other Rational Fund offering such shares, including for shares of other Rational Funds.

Additional Information

In order to exchange Shares of the Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A shares.

24

Exchanging C Shares

Class C Shares for the Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Satisfy the minimum investment requirements
•	You must meet the minimum investment requirements of the fund into which you are exchanging Shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Fund at 800-253-0412
•	Your Investment Professional

OR

   Write

• Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

4.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
25

•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the

26

NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Fund declares, have ex-dates and pay dividends on investment income, if any, annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

27

MANAGEMENT OF THE FUND

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisor

NuWave Investment Management, LLC (“NuWave” or the “Sub-Advisor”), located at 35 Waterview Boulevard, Parsippany, New Jersey 07054, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, the sub-advisor is responsible for the overall management of the Fund's investments. The sub-advisor is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The sub-advisor has been providing investment advice to individual and institutional investors since 2001. As of the date of this Prospectus, the sub-advisor provides investment advice to individual investors and institutional investors such as pension plans, non-profit organizations, pooled investment vehicles and the Fund.

Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees paid by the Fund.

Portfolio Managers:

Troy Buckner is primarily responsible for the day-to-day management of the Fund.

Troy Buckner. Mr. Buckner is the founder and Managing Principal of the Sub-Advisor. Prior to founding the Sub-Advisor in 2000, Mr. Buckner held various positions in the asset management industry, including positions at Salomon Brothers, George E. Warren Corporation, Classic Capital and Hyman Beck & Company. Mr. Buckner graduated Magna Cum Laude from the University of Delaware and received his MBA from the University of Chicago.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

Advisory and Sub- Advisory Services

28

The Fund pays the Advisor management fees as a percentage of the Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
Rational NuWave Enhanced Market Opportunity Fund	1.75%

Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level through April 30, 2019. Fee waivers and expense reimbursements are subject to possible recapture from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recapture and the repayment is approved by the Board of Trustees. The following table describes the expense limitation for the Fund.

Fund	Expense Limitation
Rational NuWave Enhanced Market Opportunity Fund	2.24%, 2.99%, and 1.99% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The fund, through its Rule 12b-1 distribution plan, or the fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor and the sub-advisory agreement with the Sub-Advisor will be available in the Trust’s semi-annual report to shareholders for the fiscal period ending June 30, 2018.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

29

Appendix A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the respective Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

  Shares purchased by or through a 529 Plan
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
  Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

30

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

MORGAN STANLEY WEALTH MANAGEMENT

Class T shares are available to Morgan Stanley Wealth Management clients who purchase fund shares through a transactional brokerage account.

Sales Charge Waivers

Class T shares are available for purchase by Morgan Stanley Wealth Management clients with the front-end load waived as follows:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T shares through a transactional brokerage account.
•	Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by Morgan Stanley Wealth Management.

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients in transactional brokerage accounts.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

31

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412
32

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

33

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-5010

34

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2017

Mutual Fund and Variable Insurance Trust

Rational NuWave Enhanced Market Opportunity Fund

Class A Shares: [ ] Class C Shares: [ ] Institutional Shares: [ ] Class T Shares: [ ]

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Rational NuWave Enhanced Market Opportunity Fund (the “Fund”) dated [ ], 2016 (“Prospectus”). The Fund is a separate series of the Mutual Fund and Variable Insurance Trust (“Trust”), an open-end management company organized as a Delaware Statutory Trust. This SAI is incorporated in its entirety into the Prospectus.

The Fund acquired all of the assets and liabilities of the Equity Enhanced Fund, LP (“Predecessor Fund”), in a tax-free reorganization on [ ]. In connection with this acquisition, shares of the Predecessor Fund were exchange for Institutional shares of the Fund. Certain information included on the following pages is that of the Predecessor Fund.

Copies of the Prospectus and the Fund’s Annual Report may be obtained at no charge from the Trust by writing to the above address or calling 800-253-0412.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND	1
DISCLOSURE OF PORTFOLIO HOLDINGS	37
PRINCIPAL SHAREHOLDERS	43
ADVISOR AND SUB-ADVISOR	43
CODE OF ETHICS	47
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	47
CUSTODIAN	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
COUNSEL	49
DISTRIBUTOR	49
PORTFOLIO TRANSACTIONS	51
PURCHASE AND REDEMPTION OF SHARES	53
REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES	54
WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	55
WAIVER OF DEFERRED SALES CHARGES ON CLASS C SHARES	56
NET ASSET VALUE	56
TAX INFORMATION	57
FINANCIAL STATEMENTS	59

Appendix A—Proxy Voting Policies and Procedures	A-1
Appendix B – Financial Statements	B-1

RATIONAL NUWAVE ENHANCED MARKET OPPORTUNITY FUND

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. As of the date of this SAI, the Trust operates ten separate series or mutual funds - six retail portfolios and two variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The Fund is non-diversified. Much of the information contained in this SAI expands upon subjects discussed in the Fund’s Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus.

Rational Advisors, Inc. (the "Advisor"), acts as investment advisor to the Fund.

NuWave Investment Management, LLC (the “Sub-Advisor”) acts as the sub-advisor to the Fund

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund has established four classes of shares: Class A, Class C, Class T and Institutional shares. As of the date of this SAI, the Fund only offers Class A, Class C and Institutional Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions pertain to the Fund unless otherwise noted. Except as discussed below, the Fund will consider the investments of underlying investment companies when determining compliance with its own policy on concentration.

The Fund:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
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(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction.

With respect to investment limitation 3 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

The fundamental limitations of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, certain Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in the Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

“Concentration” is generally interpreted under the 1940 Act to refer to an investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits the Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

OTHER INVESTMENT POLICIES

The following investment limitations are non-fundamental policies of the Fund:

(1)	The Fund will not invest more than 15% of net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities.
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ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Prospectus for the Fund discusses the principal investment strategies of the Fund and the underlying Funds. Below you will find more detail about the types of investments and investment practices permitted by the Fund, including the underlying Funds, including those which are not part of the Fund’s and/or underlying Fund’s principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost. The degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund’s limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “INVESTMENT RESTRICTIONS” below.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in

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response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” below for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer

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will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor or Sub-Advisor may determine that conditions in securities markets may make pursuing the Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor or Sub-Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary “defensive” strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor or Sub-Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor or Sub-Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor or Sub-Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Fund may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end mutual fund. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

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A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as mutual funds also issue large Creation Units in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor or Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

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Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

 Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

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At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

Margin payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills, or other permissible collateral, up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

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Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Fund may invest in depositary receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such

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markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

The Fund may invest in foreign securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

Futures and options on futures are regulated by the CFTC.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor or Sub-Advisor expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on debt securities is subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option

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of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or

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index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Fund will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Wholly-Owned Subsidiary

Generally, the Fund will invest up to approximately 25%% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisor and/or the Sub-Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor and Sub-Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”) and the Advisor is registered as a “commodity pool operator” with the CFTC and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and recordkeeping and reporting requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

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Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). The Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, the Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund’s total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon

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maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

 For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Fund may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out their investment policies and managing their uninvested cash. The Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.

Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), the Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When the Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

[The Fund may invest their assets in common stocks and index-based securities. The Fund may also invest in ETFs, including index-based ETFs and Ultrashort ETFs that relate to real estate- or commodities-related business sectors. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with the Fund’s investment strategy. As with traditional investment companies, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

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Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the Securities Act of 1933) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, the Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

The Fund may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign

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bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which the Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time the Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. The Fund may experience a negative impact on its net asset value NAV if interest rates rise during the term of a dollar roll agreement. The Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of

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ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

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Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by the Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected

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more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. The Fund may write combinations of covered puts and calls on the same underlying security.

In general, the Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option, increases the Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which the Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which the Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

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The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Those Funds that are authorized to write or purchase put and call options must cover such options.

The successful use of options depends on the ability of the Advisor or Sub-Advisor to forecast interest rate and market movements. For example, if the Fund were to write a call option based on the Advisor’s or Sub-Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor’s or Sub-Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

The Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the OTC markets. The Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor or Sub-Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

 A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become

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unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor or Sub-Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

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Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor or Sub-Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor or Sub-Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Section 4(a)(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. Therefore, the Trust intends to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities.

Reverse Repurchase Agreements

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, the Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

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Securities Lending

In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Fund. The Fund may lend up to 33 ⅓% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, the Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 SmallCap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Fund’s investments are significant.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other

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public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of the Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. The Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

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Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration,

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Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Tennessee Valley Authority in support of such obligations.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts may be used to hedge against movements in the value of tax-exempt securities.

 Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in the Fund’s portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. The Advisor

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or Sub-Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which the Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

The Fund may invest up to 25% of its total assets in securities purchased on a when-issued or delayed delivery basis.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

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Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in the Prospectus. Additional risk factors are outlined below.

Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

American Depository Receipts (“ADRs”) and Domestically Traded Foreign Securities Risk

Because the Fund (except the Money Market Funds) may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When the Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

Correlation Risk

A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. A failure to achieve a high degree

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of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, the Fund may invest in securities or financial instruments not included in the index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark.

Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet their daily investment objective on that day. The Fund seeks to rebalance its portfolio daily to keep leverage consistent with the Fund’s daily investment objective.

Counterparty Risk

The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Enhancement Risk

The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

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Derivative Contracts and Hybrid Instruments Risk

The Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Fund may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

Exchange-Traded Commodity Funds (“ETCFs”) Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying

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an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and the Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security go down. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or index-based security's shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s or index-based security's shares may not develop or be maintained; or (iii) trading of an ETF’s or index-based security's shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion on ETF Risk.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Fund.

In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). As a result, the United States is experiencing historically low interest rate levels. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Fund will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments. The Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than the Fund that does not invest in derivatives. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also Government Intervention and Extreme Volatility Risk.

Investment Style Risk

The risk that the particular type of investment on which the Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as

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several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Manager Risk

The Advisor’s or Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. The Fund that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be

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relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Mid/Small Cap Stock Risk

To the extent that the Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Collateralized Mortgage Obligations: The Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

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Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, for the Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”) including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or

35

lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” for a discussion of the risks associated with investments in these companies.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Small and Medium Size Company Risk

Companies that are small or unseasoned (that is, less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of the Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for the Fund, the Advisor or Sub-Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest the majority of its assets in commodities and other futures contracts. As a result, the Fund may be considered to be investing indirectly in these investments

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through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, the Advisor, sub-advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information,, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the

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Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor.

As of [ ], 2017, the Trustees and Officers as a group owned less than 1% of the shares of each Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Tobias Caldwell 49	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	[ ]	Chairman of the Board, Strategy Shares, comprised of 3 funds; Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust, comprised of [ ] funds (2006-present); Board Member, M3Sixty Funds Trust comprised of [ ] funds (2016-present).
Stephen P. Lachenauer 49	Trustee	Since January 2016	Attorney, private practice (2011 to present).	[ ]	Board Member, Strategy Shares, comprised of 3 funds (January 2016 – present); Trustee, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015-present).
Donald McIntosh 48	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	[ ]	Board Member, Strategy Shares, comprised of 3 funds (January 2016– present); Trustee, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015-present).

* The term of office of each Trustee is indefinite.

** The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
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Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012; Assistant Vice President, Gemini Fund Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.

* Officers do not receive any compensation from the Trust.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met [ ] times during the fiscal year ended December 31, 2017.

Valuation Committee. The Valuation Committee is comprised of (1) either the Trust’s Treasurer or Assistant Treasures and (2) either the Trust’s Chief Compliance Officer or a Trustee that is independent of the advisor/sub-advisor and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation

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and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended December 31, 2017, the Valuation Committee held [ ] meetings.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund to the Trustees for the fiscal year ending December 31, 2018.

Name of Person, Position(s)	Aggregate Compensation from the Fund	Total Compensation from Fund Complex*
Tobias Caldwell	$[ ]	$[ ]
Stephen. Lachenauer	$[ ]	$[ ]
Donald McIntosh	$[ ]	$[ ]

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2017

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	$[ ]
Stephen Lachenauer	None	$[ ]
Donald McIntosh	None	$[ ]

___________________________

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

None of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor as of the date of this SAI.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other

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complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other mutual funds in the Fund Complex. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. McIntosh also serves as a Trustee of other mutual funds in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is

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subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Fund, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Fund, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Fund’s investment policies and procedures as well as valuation of the Fund’s securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Fund.

PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund).

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Predecessor Fund’s Shares on [ ], 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address	Percent Ownership

[          ]

As of [ ], 2018 securities of the Predecessor Fund’s shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Predecessor shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR AND SUB-ADVISOR

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Fund and continuously

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reviews, supervises and administers the Fund’s investment programs. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreements, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Contractual Advisory Fee
Rational NuWave Enhanced Market Opportunity Fund	1.75%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the portfolio, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than the levels set forth in the table below (based on the average daily net assets of each class of the Fund) through [April 30, 2019]. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture. The Agreement shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

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Fund	Expense Limitation
Rational NuWave Enhanced Market Opportunity Fund	2.24%, 2.99%, 2.24% and 1.99% of the average daily net assets of Class A Shares, Class C Shares, Class T and Institutional Shares, respectively, of the Fund

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund. The Management Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated June 30, 2018.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Fund.

Sub-Advisor

NuWave Investment Management, LLC (“Sub-Advisor”), located at 35 Waterview Boulevard, Parsippany, New Jersey 07054, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Advisor and the Trustees have chosen to engage Sub-Advisor’s services as sub-advisor to the Fund in part because of the Sub-Advisor’s prior expertise and performance in advising other accounts similar in objective to that of the Fund, including the Predecessor Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor fifty percent of the net advisory fees paid by the Fund to the Advisor. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated June 30, 2018.

Portfolio Manager

Troy Buckner is Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the portfolio.

Unless otherwise noted, the following information about the Fund’s portfolio manager is provided as of [ ], 2018 [and no “Other Account” described below has an advisory fee that is based on the performance of that account].

NuWave Enhanced Market Opportunity Fund

Total Other Accounts Managed

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Troy Buckner	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Troy Buckner	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Compensation.

[Mr. Buckner’s compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor's business. He also participates in a pension plan.]

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of December 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Troy Buckner	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This
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conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodities and other futures contracts.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of [  ]. The Subsidiary's affairs are overseen by a board of directors.

Directors. Each of the Independent Trustees also serve as Directors of the Subsidiary.

The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio, without compensation. The Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The Subsidiary pays no fee to the Advisor or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets.

CODE OF ETHICS

The Advisor, Sub-Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the Fund have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act.  The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Each Code permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

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The Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor):

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services,

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the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as sub-custodian for the Fund’s foreign assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is [ ], located at [ ]. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. [ ] will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel for the Trust and the independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (“Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on

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60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Distribution Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares, Class C Shares, Class T Shares and Institutional Shares of the Fund. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to each class of shares. The Rule 12b-1 Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

The fee paid to the Adviser and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. The maximum distribution and service fee for Class A, Institutional and Class T shares is 0.25% of the average daily net assets of the class of shares. Class C Shares of the Fund pays a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. The 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

SHAREHOLDER SERVICES

With respect to Class A, Class C, and Institutional Shares, the Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving.

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From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor may delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the proxy voting delegate may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. The Sub-Advisor's Proxy Voting Policies are attached hereto as Appendix A.

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Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 800-253-0412 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund has not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their

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investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor or the Distributor, or an affiliate of the Advisor (such as J.A. Glynn Investments, LLC, a wholly-owned subsidiary of J.A. Glynn & Co.) or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

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Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A shares of the Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Class A and Class T Shares

You may purchase Class A and Class T shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or

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waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all Funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales

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charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of Shares, known as Class A Shares, Class C Shares, Class T Shares and Institutional Shares. Class A Shares, Class C Shares, and Institutional Shares, of the Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii) only holders of Class A Shares, Class C Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed

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by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Fund should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Additional Information on Purchases, Exchanges and Redemptions

Class C Shares may be purchased, exchanged with other Class C Shares within the Complex, or redeemed by contacting the Trust or your investment professional. Class C Shares may also be offered through other financial intermediaries.

Class A Shares of the Fund may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. Class A Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Rational or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of the Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Fund at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Fund will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by the Fund must be delivered within five days following acceptance.

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Securities accepted by the Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Fund of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Fund.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

 Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A Shares the Fund, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to the Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (CDSC). If you make exchanges of your Class A Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Fund intends to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

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Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchanging Shares,” the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds in the Trust advised by the Advisor, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

TAX INFORMATION

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability

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for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are

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treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Foreign Shareholders

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by the Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S.

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investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

WHOLLY-OWNED SUBSIDIARY

The Fund invests a portion of its assets in the Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The Subsidiary conducts its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Funds), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. However, the IRS no longer issues such letters. The Fund does not have a private letter ruling, but fully intends to comply with the IRS' rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Portfolio, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S. source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary is wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S.

61

Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary is a CFC. As a "U.S. Shareholder," the Fund is required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund is tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-800-253-0412.

The Predecessor Fund’s audited financial statements for the fiscal years ended December 31, 2015 and December 31, 2016, and the semi-annual period ended June 30, 2017 are attached as Appendix B. The audited financial statements of the Predecessor Fund have been audited by [ ]., the independent auditor for the Predecessor Fund for the fiscal years ended December 31, 2015 and December 31, 2016. The financial statements for the semi-annual period ended June 30, 2017 have not been audited.

62

Appendix A

[to be inserted]

63

Appendix B

Financial Statements

64

NUWAVE EQUITY ENHANCED FUND LP

FINANCIAL STATEMENTS

AUGUST 31, 2017

(INCLUDING THE FINANCIAL STATEMENTS
OF NUWAVE LARGE CAP ACTIVE ALPHA L.P.)

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE EQUITY ENHANCED FUND LP

NUWAVE EQUITY ENHANCED FUND LP
MASTER INDEX

Section

NuWave Equity Enhanced Fund LP	I
Financial Statements As of August 31, 2017 and for period then ended

NuWave Large Cap Active Alpha L.P.	II
Financial Statements As of August 31, 2017 and for period then ended

NUWAVE EQUITY ENHANCED FUND LP

FINANCIAL STATEMENTS

AUGUST 31, 2017

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE EQUITY ENHANCED FUND LP

NUWAVE EQUITY ENHANCED FUND LP
CONTENTS

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Schedule of Investments	6-7

Notes to Financial Statements	8-16

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF FINANCIAL CONDITION

August 31, 2017

Assets

Investment in NuWave Large Cap Active Alpha L.P., at fair value	$5,065,698
Cash	378,263
Due from GP	5,315
Due from broker	1,503,067
Other assets	3,566

$6,955,909
Liabilities and partners’ capital

Liabilities
Due to related parties	$10,440
Derivative contracts, at fair value	38,017
Accrued expenses and other liabilities	2,037
Total liabilities	50,494

Partners’ capital (Net assets)	$6,905,415

See accompanying notes to financial statements.

3

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF OPERATIONS

Period Ended August 31, 2017

Net investment income (loss) allocated from NuWave Large Cap Active Alpha L.P.
Dividend income	$68,154
Total Net investment income (loss) allocated from NuWave Large Cap Active Alpha L.P.	68,154

Partnership expenses
Interest expense	3,209
Management fee	(45,225)
Total partnership expenses	(42,016)

Net investment income (loss)	26,138

Realized and unrealized gain (loss) on investments allocated from NuWave Large Cap Active Alpha L.P.
Net realized gain (loss) on securities and foreign currency transactions	264,345
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	90,542

Net gain (loss) allocated from NuWave Large Cap Active Alpha L.P.	354,887

Partnership realized and unrealized gain (loss) on investments
Net realized gain (loss) on derivatives (net of commission fees of $14,321)	78,377
Net change in unrealized appreciation or (depreciation) on derivatives	(107,746)

Net gain (loss) on Partnership investments	(29,369)

Net income (loss)	$351,656

Expenses charged
Administration	4,000
Audit and Tax	24,241
Total expenses	$28,241

Expenses paid by General Partner	(28,241)
Net result in expenses charged	$—

See accompanying notes to financial statements.

4

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Period Ended August 31, 2017

	General	Limited
	Partner	Partners	Total

Partners’ capital, beginning of year	$181	$5,924,078	$5,924,259

Capital contributions	—	650,000	650,000

Capital withdrawals	(20,478)	—	(20,478)

Performance allocation	25,793	(25,793)	—

Net investment income (loss) allocated from NuWave Large Cap Active Alpha L.P.
Dividend income	—	68,154	68,154

Partnership expenses
Interest expense	—	3,209	3,209
Management fee	—	(45,247)	(45,247)

Realized and unrealized gain (loss) on investments allocated from NuWave Large Cap Active Alpha L.P.
Net realized gain (loss) on securities and foreign currency transactions	(4,301)	268,646	264,345
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	(1,474)	92,016	90,542

Partnership realized and unrealized gain (loss) on investments
Net realized gain (loss) on derivatives (net of commission fees of $14,321)	(1,275)	79,652	78,377
Net change in unrealized appreciation or (depreciation) on derivatives	1,747	(109,493)	(107,746)

Partners’ capital, end of year	$193	$6,905,222	$6,905,415

See accompanying notes to financial statements.

5

NUWAVE EQUITY ENHANCED FUND LP
SCHEDULE OF INVESTMENTS

Period Ended August 31, 2017

	Number of	Notional		Percentage of	Fair
	Contracts	Amount	Maturity	Net Assets	Value

Derivative contracts, at fair value
Long futures contracts
Commodity Prices
Agriculture
Lean Hogs Future	1	$25,368	October 2017	(0.0)%	$(808)
Interest Rate
Japanese 10yr Bond Future	1	1,370,713	September 2017	0.0	363
Long Gilt Future	4	649,626	December 2017	0.0	2,113
Metal
Copper Future	2	148,825	December 2017	0.1	6,100
LME Aluminum Future	1	47,382	September 2017	0.1	5,160
LME Aluminum Future	1	48,254	October 2017	0.1	4,478
LME Aluminum Future	1	50,844	November 2017	0.0	2,006
LME Aluminum Future	1	52,497	November 2017	0.0	423
LME Aluminum Future	2	105,088	November 2017	0.0	699
LME Aluminum Future	3	155,600	November 2017	0.0	3,032
LME Copper Future	1	146,166	October 2017	0.3	23,034
LME Copper Future	1	159,726	October 2017	0.1	9,735
LME Copper Future	1	159,108	November 2017	0.2	10,393
LME Copper Future	1	160,079	November 2017	0.1	9,570
Total Commodity Prices				1.1	76,298
Equity Price
Index
CAC 40 10 Euro Future	6	364,934	September 2017	(0.1)	(7,561)
DAX Index Future	1	354,580	September 2017	(0.2)	(10,283)
FTSE 100 Index Future	1	283,688	September 2017	0.1	4,052
FTSE MIB Index Future	1	123,466	September 2017	0.0	2,841
IBEX 35 Future Index	2	247,367	September 2017	(0.1)	(5,992)
Nikkei 225 (SGX) Future	3	270,726	September 2017	(0.0)	(1,608)
S&P/TSX 60 Index Future	1	133,254	September 2017	(0.0)	(1,340)
SPI 200 Future	2	212,071	September 2017	0.0	2,577
TOPIX Index Future	1	145,386	September 2017	0.0	1,408
Total Equity Price				(0.2)	(15,906)

Foreign currency exchange rate
Currency
Australian Dollar Currency Future	9	711,911	September 2017	0.1	3,409
Canadian Dollar Currency Future	14	1,109,911	September 2017	0.2	10,579
Euro FX Currency Future	3	440,756	September 2017	0.1	5,944
Mexican Peso Currency Future	6	167,535	September 2017	0.0	315
Total Foreign currency exchange rate				0.3	20,247
Total long futures contracts				1.2	80,639

See accompanying notes to financial statements.

6

NUWAVE EQUITY ENHANCED FUND LP
SCHEDULE OF INVESTMENTS

Period Ended August 31, 2017

	Number of	Notional		Percentage of	Fair
	Contracts	Amount	Maturity	Net Assets	Value

Derivative contracts, at fair value
Short futures contracts
Commodity Prices
Agriculture
Cocoa Future	(2)	$(40,625)	December 2017	0.0%	$2,105
Coffee ‘C’ Future	(2)	(97,738)	December 2017	0.0	725
Corn Future	(9)	(161,823)	December 2017	0.0	836
Cotton No. 2 Future	(13)	(447,268)	December 2017	(0.2)	(13,777)
Soybean Future	(16)	(749,543)	November 2017	(0.1)	(6,657)
Sugar #11 World Future	(9)	(143,153)	March 2018	(0.1)	(7,845)
Sugar #11 World Future	(1)	(14,906)	October 2017	(0.0)	(1,222)
Energy
Gasoline Rbob Future	(2)	(125,177)	November 2017	(0.1)	(9,710)
Natural Gas Future	(5)	(145,814)	October 2017	(0.1)	(6,186)
NY Harb ULSD Future	(1)	(68,313)	October 2017	(0.1)	(4,847)
WTI Crude Future	(2)	(97,920)	October 2017	0.1	3,460
Interest Rate
3Mo Euro Euribor Future	(3)	(881,437)	March 2018	(0.0)	(134)
90 Day Euro Dollar Future	(29)	(7,139,275)	March 2018	(0.1)	(4,875)
90 Day Sterling Future	(57)	(9,188,609)	March 2018	(0.1)	(9,243)
Australian 10yr Bond Future	(10)	(1,024,402)	September 2017	0.1	3,746
Euro Bund Future	(6)	(1,140,101)	September 2017	(0.3)	(17,975)
US 10 Yr Note Future	(5)	(633,047)	December 2017	(0.0)	(1,875)
Metal
Gold 100 oz. Future	(1)	(126,762)	December 2017	(0.1)	(5,458)
LME Aluminum US	(1)	(51,763)	September 2017	(0.0)	(780)
LME Copper US	(1)	(161,863)	October 2017	(0.1)	(7,337)
LME Copper US	(1)	(162,263)	October 2017	(0.1)	(7,198)
LME Copper US	(1)	(168,150)	November 2017	(0.0)	(1,351)
Platinum Future	(2)	(94,353)	October 2017	(0.1)	(5,497)
Silver Future	(3)	(257,010)	December 2017	(0.1)	(6,615)
Total Commodity Prices				(1.6)	(107,710)
Foreign currency exchange rate
Currency
British Pound Currency Future	(1)	(81,169)	September 2017	0.0	294
Japanese Yen Currency Future	(7)	(784,878)	September 2017	(0.2)	(11,240)
Total Foreign currency exchange rate				(0.2)	(10,946)
Total short futures contracts				(1.7)	(118,656)

Total derivative contracts, at fair value				(0.6)%	$(38,017)

See accompanying notes to financial statements.

7

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

NuWave Equity Enhanced Fund, LP (the “Partnership”) is a Delaware investment limited partnership that commenced operations on April 1, 2013. The Partnership was organized for the purpose of trading and investing in futures contracts and a related Master Fund. The Partnership is managed by NuWave Investment Management, LLC (the “General Partner”). Refer to the Partnership’s offering memorandum for more information.

Prior to January 1, 2016, both the Partnership and NuWave Large Cap Active Alpha L.P. were “feeder funds” within a “master-feeder” portfolio structure in which NuWave Large Cap Active Alpha Master Fund Ltd., a Cayman Islands exempted company incorporated in December 2012, acted as the “master” portfolio and traded pursuant to the General Partner’s Large Cap Active Alpha Portfolio. In an effort to consolidate entities within the “master-feeder” structure and reduce legal, administrative and audit costs related thereto, the “master-feeder” structure was altered, effective January 1, 2016, such that the Partnership continued to act as a “feeder fund” and NuWave Large Cap Active Alpha L.P. (the “Master Fund”) acts as the “master” portfolio.

Effective January 1, 2016, the Partnership redeemed its shares in NuWave Large Cap Active Alpha Master Fund Ltd. and subscribed for limited partnership interests in the Master Fund.

The Partnership owns approximately 79% of the Master Fund at August 31, 2017.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification.

The Partnership is an investment company that follows the accounting and reporting guidance of the Financial Services – Investment Companies Topic of the Codification.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Cash and Cash Equivalents

Cash represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions.

Valuation of Investment in NuWave Large Cap Active Alpha L.P.

The Partnership records its investment in the Master Fund at fair value. Valuation of investments held by the Master Fund, including, but not limited to the valuation techniques used and categorization within the fair value hierarchy of investments, are discussed in the notes to the Master Fund financial statements included elsewhere in this report.

8

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net change in unrealized appreciation or (depreciation) on derivatives and net realized gain (loss) on derivatives in the statement of operations. Derivative contracts include future contracts related to foreign currencies, equity prices or commodity prices. Commission fees on futures contracts are charged to expense when contracts are opened and are included in net realized gain (loss) on derivatives.

9

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in realized and unrealized gain (loss) on investments in the statement of operations.

Investment Transactions and Related Investment Income

The Partnership records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Partnership incurs and accrues its own expenses. Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis.

Income Taxes

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by the U.S. federal taxing authority since its inception.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that there is no tax expense or interest expense related to uncertainties in tax positions, and that it has not incurred any liability for unrecognized tax benefits as of August 31, 2017. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

10

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Recently Issued Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 (ASU 2015-07) Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 exempts investments measured using net asset value as a practical expedient from categorization within the fair value hierarchy and related disclosures. Instead, entities are required to separately disclose the information required under ASC 820 Fair Value Measurement for assets measured using the practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years. Early adoption is permitted. The Fund adopted ASU 2015-07 in 2016 as the Fund determined that ASU 2015-07 provides a more meaningful presentation to the users of the financial statements. The adoption of ASU 2015-07 did not have a material impact on the financial statements.

Investment in NuWave Large Cap Active Alpha L.P.

During the year, the Partnership had an investment in the Master Fund. As a practical expedient, fair value represented the Partnership’s proportionate share of the Master Fund’s net asset value determined for the Master Fund in accordance with the Master Fund’s valuation policies and reported at the time of the Partnership’s valuation by the General Partner of the Master Fund. The Partnership recorded its proportionate share of each item of the Master Fund’s income or loss in the statement of operations. This investment is subject to the terms of the Limited Partnership Agreement of the Partnership. Summarized information for this investment is as follows:

Beginning balance, December 31, 2016	$4,155,156

Additions	487,500
Income	423,042
Withdrawals	—

Ending balance, August 31, 2017	$5,065,698

11

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets and liabilities measured at fair value as of August 31, 2017 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Derivative contracts
Future contracts	$119	$—	$—	$119

Liabilities (at fair value)

Derivative contracts
Future contracts	$157	$—	$—	$157

Total derivative contracts	$(38)	$—	$—	$(38)

The Partnership recognizes transfers between fair value hierarchy levels at the beginning of the reporting period. During the period ended August 31, 2017, the Partnership did not have any transfers between any of the levels of the fair value hierarchy.

3.	Due from brokers

Due from broker includes cash balances held with brokers and collateral on derivative transactions. Amounts due from brokers may be restricted to the extent that they serve as deposits for certain marketable securities. Due from broker may include both U.S. and foreign denominated currencies.

In the normal course of business, substantially all of the Partnership’s securities transactions, derivative transactions, money balances, and security positions are transacted with the Partnership’s broker: SG Americas Securities, LLC. and BMO Harris Bank N.A. The Partnership is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of such brokers and does not anticipate any losses from this counterparty.

4.	Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign currency exchange rate, commodity price, and equity price. In addition to its primary underlying risks, the Partnership is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

12

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Futures Contracts

The Partnership may use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures requires margin deposits with a Futures Commission Merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Partnership each day, depending on the daily fluctuations in the value of the contract. The Partnership recognizes a gain or loss equal to the daily variation margin. Futures may reduce the Partnership’s exposure to counterparty risk since futures are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Partnership’s pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Credit-Risk-Related Contingent Features

The Partnership’s derivative contracts are subject to International Swaps and Derivatives Association (“ISDA”) Master Agreements which contain certain covenants and other provisions that may require the Partnership to post collateral on derivatives if the Partnership is in a net liability position with its counterparties exceeding certain amounts.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position at August 31, 2017 is $157,413. If the credit-risk-related contingent features underlying these agreements were triggered as of August 31, 2017, the Partnership would have been required to post additional collateral.

Additionally, counterparties may immediately terminate these agreements and the related derivative contracts if the Partnership fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of August 31, 2017, the termination values of these derivative contracts were equal to one another. All derivatives held at August 31, 2017 are deposited at SG America’s Securities, LLC.

13

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Volume of Derivative Activities

At August 31, 2017, the volume of the Partnership’s derivative activities based on their notional amounts(a) and number of contracts, categorized by primary underlying risk, are as follows:

(notional amounts in thousands)

	Long exposure		Short exposure
	Notional	Number	Notional	Number
Primary underlying risk	amounts	of contracts	amounts	of contracts
Foreign currency exchange rate
Futures contracts	$2,430	32	$866	8
Equity price
Futures contracts	2,135	20	—	—
Commodity price
Futures contracts	3,279	21	23,121	182
	$7,844	73	$23,987	190

(a)	Notional amounts are presented net of identical offsetting derivative contracts.

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at August 31, 2017. The following table also identifies the net gain and loss amounts included in the statement of operations from derivative transactions categorized by primary underlying risk, for the year ended August 31, 2017:

(in thousands)

	Derivative	Derivative	Unrealized	Realized
Primary underlying risk	assets	liabilities	gain (loss)	gain (loss)
Foreign currency exchange rate
Futures contracts	$21	$11	$18	$(113)
Equity price
Futures contracts	11	27	(29)	195
Commodity price
Futures contracts	88	119	(97)	10
Gross Total	120	157	(108)	92
Less: Commission fees	—	—	—	(14)
Total	$120	$157	$(108)	$78

14

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

5.	Partners’ capital

The Partnership offers Class B Limited Partnership Interests and Class B3 Limited Partnership Interests (collectively, “Interests”). Class B Limited Partnership Interests and Class B3 Limited Partnership Interests are identical in all respects, except that Class B3 Limited Partnership Interests have different liquidity and minimum investment terms.

In accordance with the limited partnership agreement (the “Agreement”), profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership. Subject to certain limitations, generally 20% of the return attributable to each outstanding series of Interests during a calendar quarter that is in excess of the return generated by the S&P 500 Total Return allocated to the limited partners is reallocated (the “Incentive Allocation) to the Investment Manager of the Master Fund, on a quarterly basis, at the Master Fund level. To the extent the Incentive Allocation is allocated at the Master Fund level, no Incentive Allocation will be made at the Partnership level. The General Partner of the Partnership is also the General Partner of the Master Fund.

Generally, a limited partner may make a capital contribution to the Partnership on the first business day of any month and capital withdrawals of all or a portion of its capital account as of the last day of any month.

6.	Related party transactions

The Partnership pays the General Partner a monthly management fee in arrears on the first business day of each month, equal to 0.0833% of the aggregate net asset value determined as of the last day of the immediately preceding month, calculated prior to any withdrawals of capital as of such day.

Due to related parties represents amounts payable to the General Partner for expenses paid on behalf of the Partnership.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at August 31, 2017 is approximately $5,600,500.

Certain limited partners have special management fee or redemption rights as provided for in the Agreement.

The General Partner has agreed to rebate the management fee and incentive allocation for certain limited partners. The discounted fee structure results in a rebate to their investment that is the difference between the Partnership’s normal fee and the discounted fees.

7.	Administrative fee

Gemini Hedge Fund Services, LLC (the “Administrator”) serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

15

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

8.	Financial highlights

Financial highlights for the period ended August 31, 2017 are as follows:

Total return before performance allocation to the General Partner	5.5%
Performance allocation to the General Partner	(0.4)

Total return after performance allocation to the General Partner	5.1%

Ratio to average limited partners’ capital
Expenses (including interest and dividends)	0.7%
Expenses paid by General Partner	0.3
Performance allocation to General Partner	0.4

Expenses and performance allocation to General Partner	1.4%

Net investment income (loss)	0.3%

Portfolio turnover rate	Not Applicable(1)

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, private investments, different incentive and/or management fee arrangements, and the timing of capital transactions. The net investment income (loss) ratio does not reflect the effects of the performance allocation to the General Partner.

(1)	Not applicable as the Partnership did not hold or trade any securities during the year ended August 31, 2017.

9.	Indemnifications

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

10.	Subsequent events

The General Partner has notified the limited partners that the General Partner plans on converting the Partnership to a registered investment company (mutual fund), with the anticipated conversion occurring during the fourth quarter of 2017.

The General Partner has evaluated subsequent events through October 31, 2017, the date the financial statements were available to be issued, and has determined that there are no other subsequent events that require disclosure.

16

NUWAVE LARGE CAP ACTIVE ALPHA L.P.

FINANCIAL STATEMENTS

AUGUST 31, 2017

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
CONTENTS

Financial Statements

Statement of Financial Condition	1

Statement of Operations	2

Statement of Changes in Partners’ Capital	3

Schedule of Investments	4-12

Notes to Financial Statements	13-18

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
STATEMENT OF FINANCIAL CONDITION

August 31, 2017

Assets

Investment in securities, at fair value (cost $6,198,173)	$6,231,729
Receivable for securities sold	1,177,362
Cash	179,849
Due from related parties	1,651
Dividends and interest receivable	19,748

Total assets	$7,610,339

Liabilities
Receivable for securities sold	$1,179,987
Dividends payable	30
Accrued expenses and other liabilities	55
Total liabilities	1,180,072

Partners’ capital (Net Assets)	$6,430,267

See accompanying notes to financial statements.

1

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
STATEMENT OF OPERATIONS

Period Ended August 31, 2017

Investment Income
Dividends (net of U.S. withholding taxes of $113)	$87,570

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized gain (loss) on investments and foreign currency transactions (net of clearing fees of $6,269)	337,856
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	117,093
Net gain (loss) on investments	454,949

Net income (loss)	$542,519

Expenses charged
Administration	4,000
Audit and Tax	15,144
Total expenses	$19,144
Expenses paid by General Partner	(19,144)

Net result in expenses charged	$—

See accompanying notes to financial statements.

2

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Period Ended August 31, 2017

		Limited	Limited
	General	Partners	Partners
	Partner	Class B	Class X	Total

Partners’ capital, beginning of year	$—	$1,245,090	$4,155,157	$5,400,247

Capital contributions	—	—	487,500	487,500

Capital withdrawals	—	—	—	—

Investment Income
Dividends (net of U.S. withholding taxes of $113)	—	18,754	68,816	87,570

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized gain (loss) on investments and foreign currency transactions (net of clearing fees of $6,269)	—	74,174	263,683	337,857
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	—	26,551	90,542	117,093

Partners’ capital, end of year	$—	$1,364,569	$5,065,698	$6,430,267

See accompanying notes to financial statements.

3

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Financials
AFLAC INC	33	$2,631	0.0%	$2,724
ALLSTATE CORP	504	46,730	0.7	45,612
AMERICAN INTERNATIONAL GROUP	627	38,076	0.6	37,921
AMERIPRISE FINANCIAL INC	256	36,520	0.6	35,459
TD AMERITRADE HOLDING CORP	141	6,191	0.1	6,108
AMERICAN EXPRESS CO	234	19,886	0.3	20,147
BANK OF AMERICA CORP	1,148	27,473	0.4	27,426
BB&T CORP	251	11,577	0.2	11,569
FRANKLIN RESOURCES INC	180	7,688	0.1	7,781
BANK OF NEW YORK MELLON CORP	799	41,688	0.6	41,772
BLACKROCK INC	85	36,058	0.6	35,616
BERKSHIRE HATHAWAY INC-CL B	94	16,779	0.3	17,029
CARNIVAL CORP	239	15,990	0.3	16,606
CITIGROUP INC	483	32,567	0.5	32,858
CBRE GROUP INC - A	32	1,195	0.0	1,155
CITIZENS FINANCIAL GROUP	42	1,485	0.0	1,391
COMERICA INC	406	28,228	0.4	27,709
CME GROUP INC	89	11,035	0.2	11,196
CAPITAL ONE FINANCIAL CORP	202	16,749	0.3	16,081
DISCOVER FINANCIAL SERVICES	262	15,710	0.2	15,445
E*TRADE FINANCIAL CORP	27	1,104	0.0	1,107
FIFTH THIRD BANCORP	431	11,378	0.2	11,262
GOLDMAN SACHS GROUP INC	161	35,866	0.6	36,022
HARTFORD FINANCIAL SVCS GRP	833	46,017	0.7	45,040
H&R BLOCK INC	245	7,282	0.1	6,551
INVESCO LTD	358	12,005	0.2	11,735
INTERNATIONAL EXCHANGE INC	709	45,995	0.7	45,851
JPMORGAN CHASE & CO	616	56,244	0.9	55,988
KEYCORP	2,997	52,898	0.8	51,578
LINCOLN NATIONAL CORP	249	17,092	0.3	16,897
MOODY’S CORP	23	2,941	0.0	3,083
METLIFE INC	52	2,431	0.0	2,435
MARSH & MCLENNAN COS	561	43,448	0.7	43,803
MORGAN STANLEY	73	3,316	0.1	3,322
M & T BANK CORP	146	22,029	0.3	21,588
NASDAQ INC.	176	13,239	0.2	13,267
NORTHERN TRUST CORP	111	9,811	0.2	9,823
PNC FINANCIAL SERVICES GROUP	248	31,424	0.5	31,102
PRINCIPAL FINANCIAL GROUP	262	16,798	0.3	16,380
PROGRESSIVE CORP	809	38,540	0.6	37,602
PRUDENTIAL FINANCIAL INC	188	19,105	0.3	19,191
REGIONS FINANCIAL CORP	1,117	15,942	0.2	15,761
S&P GLOBAL INC	135	20,264	0.3	20,835
SCHWAB (CHARLES) CORP	918	36,217	0.6	36,628
SUNTRUST BANKS INC	495	27,593	0.4	27,274
STATE STREET CORP	256	23,583	0.4	23,677
TRAVELERS COS INC/THE	24	2,998	0.0	2,908
US BANCORP	124	6,417	0.1	6,355
WELLS FARGO & CO	732	38,386	0.6	37,383
ZIONS BANCORPORATION	512	22,732	0.3	22,354
Total Financials		1,097,351	17.0	1,088,407

See accompanying notes to financial statements.

4

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Industrial Goods
3M CO	319	$65,112	1.0%	$65,178
ALASKA AIR GROUP INC	32	2,468	0.0	2,389
ARCONIC INC	26	688	0.0	662
BOEING CO/THE	90	21,238	0.3	21,569
C.H. ROBINSON WORLDWIDE INC	97	7,081	0.1	6,851
CUMMINS INC	84	12,839	0.2	13,388
CSX CORP	183	8,970	0.1	9,187
DELTA AIR LINES INC	97	4,530	0.1	4,577
DANAHER CORP	655	53,074	0.8	54,640
DOVER CORP	90	7,552	0.1	7,639
DEERE & CO	355	41,146	0.6	41,155
EMERSON ELECTRIC CO	189	11,146	0.2	11,159
EXPEDITORS INTL WASH INC	30	1,645	0.0	1,683
FASTENAL CO	265	11,039	0.2	11,308
FEDEX CORP	160	33,146	0.5	34,301
FLUOR CORP	91	3,419	0.1	3,510
GENERAL DYNAMICS CORP	115	22,932	0.4	23,155
GENERAL ELECTRIC CO	2,563	64,603	1.0	62,922
WW GRAINGER INC	44	7,110	0.1	7,153
HONEYWELL INTERNATIONAL INC	254	34,932	0.5	35,121
HERTZ GLOBAL HOLDINGS INC	141	2,511	0.0	3,065
ILLINOIS TOOL WORKS	390	54,109	0.8	53,629
JETBLUE AIRWAYS CORP	161	3,129	0.0	3,189
KANSAS CITY SOUTHERN	23	2,399	0.0	2,379
KRAFT HEINZ CO/THE	621	51,904	0.8	50,146
LOCKHEED MARTIN CORP	18	5,428	0.1	5,497
SOUTHWEST AIRLINES CO	810	42,450	0.7	42,233
NORFOLK SOUTHERN CORP	21	2,504	0.0	2,531
MASCO CORP	728	26,600	0.4	26,769
NORTHROP GRUMMAN CORP	85	22,898	0.4	23,138
PACCAR INC	45	3,065	0.0	2,985
PARKER HANNIFIN CORP	25	3,970	0.1	4,022
ROCKWELL AUTOMATION INC	74	11,915	0.2	12,140
STANLEY BLACK & DECKER INC	198	27,422	0.4	28,512
UNITED CONTINENTAL HOLDINGS	545	34,728	0.5	33,768
UNITED TECHNOLOGIES CORP	451	52,536	0.8	53,994
UNITED RENTALS INC	30	3,473	0.1	3,542
VERISK ANALYTICS INC-CLASS A	140	11,284	0.2	11,347
WASTE MANAGEMENT INC	233	17,558	0.3	17,967
Total Industrial Goods		794,553	12.1	798,400
Consumer Discretionary
ADVANCE AUTO PARTS INC	71	6,857	0.1	6,951
AMAZON.COM INC	52	49,616	0.8	50,991
AUTOZONE INC	36	18,628	0.3	19,024
BED BATH & BEYOND INC	366	10,301	0.2	10,098
BORGWARNER INC	363	16,318	0.3	16,847
CHARTER COMMUNICATION-A	150	58,966	0.9	59,781
COMCAST CORP-CLASS A	250	10,039	0.2	10,153
CHIPOTLE MEXICAN GRILL INC	62	19,650	0.3	19,636
CBS CORP-CLASS B	58	3,720	0.1	3,715
DISH NETWORK CORP	21	1,226	0.0	1,203

See accompanying notes to financial statements.

5

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Discretionary
DR HORTON INC	452	$16,459	0.3%	$16,340
DISCOVERY COMMUNICATIONS-A	27	635	0.0	600
EXPEDIA INC	35	4,935	0.1	5,193
FORD MOTOR CO	1,007	10,831	0.2	11,107
FOOT LOCKER INC	123	4,340	0.1	4,333
GENERAL MOTORS CO	352	12,500	0.2	12,862
GOODYEAR TIRE & RUBBER CO	199	5,910	0.1	6,030
HASBRO INC	199	19,285	0.3	19,552
HANESBRANDS INC	42	957	0.0	1,019
HERSHEY CO/THE	305	31,973	0.5	32,001
HILTON WORLDWIDE HOLDINGS IN	175	11,032	0.2	11,258
HARLEY-DAVIDSON INC	328	15,632	0.2	15,419
INTERPUBLIC GROUP OF COS INC	899	17,822	0.3	18,106
NORDSTROM INC	46	2,088	0.0	2,053
CARMAX INC	263	17,028	0.3	17,660
MICHAEL KORS HOLDINGS LTD	339	14,735	0.2	14,313
KOHLS CORP	115	4,420	0.1	4,575
LENNAR CORP-A	139	7,286	0.1	7,195
L BRANDS INC	495	18,515	0.3	17,929
LAS VEGAS SANDS CORP	373	22,722	0.4	23,204
MACY’S INC	505	10,448	0.2	10,489
MARRIOTT INTERNATIONAL -CL A	24	2,412	0.0	2,486
MATTEL INC	1,191	20,460	0.3	19,318
MCDONALD’S CORP	30	4,665	0.1	4,799
MGM RESORTS INTERNATIONAL	66	2,100	0.0	2,175
MOHAWK INDUSTRIES INC	33	8,067	0.1	8,353
NETFLIX INC	82	13,966	0.2	14,326
NIKE INC -CL B	457	24,183	0.4	24,134
NEWELL RUBBERMAID INC	828	40,590	0.6	39,976
OMNICOM GROUP	334	25,715	0.4	24,175
O’REILLY AUTOMOTIVE INC	45	8,850	0.1	8,826
PRICELINE GROUP INC/THE	33	60,011	1.0	61,119
PULTEGROUP INC	385	9,663	0.2	9,915
POLARIS INDUSTRIES INC	11	1,039	0.0	1,026
ROYAL CARIBBEAN CRUISES LTD	226	27,064	0.4	28,128
JM SMUCKER CO/THE	13	1,598	0.0	1,362
SKECHERS USA INC-CL A	26	764	0.0	687
SCRIPPS NETWORKS INTER-CL A	246	21,453	0.3	21,070
STAPLES INC	1,067	10,868	0.2	10,899
TARGET CORP	41	2,225	0.0	2,236
TIFFANY & CO	50	4,502	0.1	4,570
TWENTY-FIRST CENTURY FOX - A	539	14,777	0.2	14,871
TRIPADVISOR INC	15	561	0.0	641
TIME WARNER INC	475	48,606	0.7	48,022
ULTA SALON COSMETICS & FRAGR	120	27,908	0.4	26,521
URBAN OUTFITTERS INC	18	352	0.0	368
VF CORP	252	15,812	0.2	15,843
VIACOM INC-CLASS B	63	1,832	0.0	1,802
WAL-MART STORES	227	18,051	0.3	17,722
WALT DISNEY CO/THE	35	3,525	0.1	3,542
WHIRLPOOL CORP	102	17,270	0.3	17,505

See accompanying notes to financial statements.

6

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Discretionary
WYNN RESORTS LTD	12	$1,642	0.0%	$1,668
WYNDHAM WORLDWIDE CORP	146	14,036	0.2	14,553
Total Consumer Discretionary		899,441	14.1	902,275
Information Technology
ADOBE SYSTEMS INC	70	10,235	0.2	10,861
ADVANCED MICRO DEVICES	1,013	12,317	0.2	13,169
ANALOG DEVICES INC	267	21,000	0.3	22,340
ALLIANCE DATA SYSTEMS CORP	24	5,467	0.1	5,412
AUTODESK INC	203	22,095	0.4	23,238
AKAMAI TECHNOLOGIES INC	160	7,304	0.1	7,544
APPLIED MATERIALS INC	90	3,909	0.1	4,061
ACTIVISION BLIZZARD INC	90	5,589	0.1	5,900
AUTOMATIC DATA PROCESSING INC	24	2,482	0.0	2,555
AVAGO TECHNOLOGIES LTD	56	13,682	0.2	14,116
SALESFORCE.COM INC	170	15,845	0.3	16,233
CISCO SYSTEMS INC	226	7,188	0.1	7,279
COGNIZANT TECH SOLUTIONS-A	618	43,292	0.7	43,736
CITRIX SYSTEMS INC	14	1,050	0.0	1,095
ELECTRONIC ARTS INC	108	12,602	0.2	13,122
EBAY INC	330	11,809	0.2	11,923
FACEBOOK INC-A	308	51,800	0.8	52,967
F5 NETWORKS INC	79	9,360	0.1	9,431
FLEETCOR TECHNOLOGIES INC	25	3,635	0.1	3,594
FIRST SOLAR INC	245	11,475	0.2	11,505
ALPHABET INC-CL C	25	23,060	0.4	23,483
HEWLETT-PACKARD CO	1,126	21,413	0.3	21,484
INTL BUSINESS MACHINES CORP	542	77,107	1.2	77,522
INTEL CORP	383	13,270	0.2	13,432
INTUIT INC	22	3,022	0.0	3,112
JUNIPER NETWORKS INC	534	14,774	0.2	14,808
LAM RESEARCH CORP	84	13,584	0.2	13,942
MICROCHIP TECHNOLOGY INC	44	3,631	0.1	3,819
MICROSOFT CORP	121	8,734	0.1	9,047
MOTOROLA SOLUTIONS INC	80	6,929	0.1	7,050
MICRON TECHNOLOGY INC	91	2,877	0.0	2,909
MAXIM INTEGRATED PRODUCTS	30	1,352	0.0	1,400
SERVICENOW INC	91	9,949	0.2	10,573
NETAPP INC	571	22,116	0.3	22,075
NVIDIA CORP	182	29,568	0.5	30,838
ORACLE CORP	237	11,574	0.2	11,928
PANDORA MEDIA INC	558	4,761	0.1	4,715
PALO ALTO NETWORKS INC	41	5,481	0.1	5,440
PAYPAL HOLDINGS INC	93	5,516	0.1	5,736
QUALCOMM INC	1,227	63,873	1.0	64,135
RED HAT INC	30	2,920	0.1	3,225
TEXAS INSTRUMENTS INC	124	9,985	0.2	10,270
VERISIGN INC	10	984	0.0	1,037
WESTERN DIGITAL CORP	79	7,100	0.1	6,973
WESTERN UNION CO	335	6,386	0.1	6,338
XILINX INC	106	6,705	0.1	7,002
XEROX CORP	232	7,269	0.1	7,487

See accompanying notes to financial statements.

7

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Information Technology
APPLE INC	35	$5,546	0.1%	$5,740
Total Information Technology		661,622	10.5	675,601
Consumer Staples
ARCHER-DANIELS-MIDLAND CO	309	12,971	0.2	12,768
ALTRIA GROUP INC	155	9,964	0.2	9,827
CONAGRA FOODS INC	446	15,153	0.2	14,477
COLGATE-PALMOLIVE CO	1,231	88,090	1.4	88,189
CLOROX COMPANY	42	5,497	0.1	5,818
COSTCO WHOLESALE CORP	189	28,999	0.5	29,624
CONSTELLATION BRANDS INC-A	118	23,064	0.4	23,612
DR PEPPER SNAPPLE GROUP	55	5,065	0.1	5,008
ESTEE LAUDER COMPANIES-CL A	198	20,872	0.3	21,184
KIMBERLY-CLARK CORP	497	60,537	1.0	61,275
COCA-COLA CO/THE	612	28,112	0.4	27,877
KROGER CO	928	20,905	0.3	20,295
MONDELEZ INTERNATIONAL INC-A	85	3,566	0.1	3,456
PEPSICO INC	168	19,934	0.3	19,443
PROCTER & GAMBLE CO/THE	167	15,432	0.2	15,409
PHILIP MORRIS INTERNATIONAL	270	31,137	0.5	31,571
MOLSON COORS BREWING CO -B	70	6,317	0.1	6,282
TYSON FOODS INC-CL A	201	13,050	0.2	12,723
WALGREENS BOOTS ALLIANCE INC	32	2,592	0.0	2,608
Total Consumer Staples		411,257	6.5	411,446
Health Care
AMERISOURCEBERGEN CORP	17	1,375	0.0	1,364
ABBOTT LABORATORIES	311	15,234	0.2	15,842
AETNA INC	179	27,482	0.4	28,228
ALEXION PHARMACEUTICALS INC	88	11,748	0.2	12,532
AMEGEN INC	37	6,336	0.1	6,577
ANTHEM INC	197	38,051	0.6	38,620
BAXTER INTERNATIONAL INC	535	32,209	0.5	33,191
CR BARD INC	115	36,792	0.6	36,893
BECTON DICKINSON AND CO	162	32,102	0.5	32,309
BROOKDALE SENIOR LIVING INC	17	243	0.0	206
BLUEBIRD BIO INC	64	7,128	0.1	7,990
BIOMARIN PHARMACEUTICAL INC	9	778	0.0	812
BOSTON SCIENTIFIC CORP	875	23,406	0.4	24,106
CELGENE CORP	59	7,907	0.1	8,197
CENTENE CORP	15	1,246	0.0	1,333
CIGNA CORP	24	4,226	0.1	4,369
COMMUNITY HEALTH SYSTEMS INC	126	1,206	0.0	963
DAVITA INC	26	1,691	0.0	1,523
EDWARDS LIFESCIENCES CORP	264	30,061	0.5	30,006
EXPRESS SCRIPTS HOLDING	174	10,878	0.2	10,931
GILEAD SCIENCES INC	78	6,083	0.1	6,529
HCA HOLDINGS INC	114	8,931	0.1	8,967
HOLOGIC INC	122	4,546	0.1	4,709
ILLUMINA INC	30	5,836	0.1	6,134
INCYTE CORP	138	18,221	0.3	18,963
INTUITIVE SURGICAL INC	33	32,406	0.5	33,154
JOHNSON & JOHNSON	435	57,451	0.9	57,581
LABORATORY CRP OF AMER HLDGS	146	22,908	0.4	22,903

See accompanying notes to financial statements.

8

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Health Care
MCKESSON CORP	74	$10,991	0.2%	$11,049
MERCK & CO. INC.	849	53,195	0.8	54,217
PFIZER INC	1,285	42,640	0.7	43,587
STRYKER CORP	145	20,452	0.3	20,499
THERMO FISHER SCIENTIFIC INC	213	37,265	0.6	39,861
UNITEDHEALTH GROUP INC	143	27,419	0.4	28,443
UNIVERSAL HEALTH SERVICES-B	6	646	0.0	649
UNITED THERAPEUTICS CORP	12	1,580	0.0	1,570
VERTEX PHARMACEUTICALS INC	161	24,662	0.4	25,847
Zimmer Biomet Holdings Inc	27	3,065	0.0	3,085
Total Healthcare		668,396	10.4	683,739
Energy
APACHE CORP	198	7,782	0.1	7,690
ANADARKO PETROLEUM CORP	175	7,554	0.1	7,163
ANDEAVOR	19	1,919	0.0	1,903
CONTINENTAL RESOURCES INC/OK	317	10,481	0.2	10,753
CABOT OIL & GAS CORP	530	13,122	0.2	13,542
CONOCOPHILLIPS	278	12,038	0.2	12,137
CHEVRON CORP	77	8,328	0.1	8,287
CONCHO RESOURCES INC	64	7,120	0.1	7,102
DEVON ENERGY CORPORATION	244	7,571	0.1	7,662
EOG RESOURCES INC	144	12,174	0.2	12,239
EQT CORP	120	7,357	0.1	7,481
HALLIBURTON CO	329	13,035	0.2	12,821
HESS CORP	26	1,111	0.0	1,011
HELMERICH & PAYNE	119	5,313	0.1	5,038
HOLLYFRONTIER CORP	119	3,380	0.1	3,726
EXXON MOBILE CORP	955	74,564	1.1	72,895
MARATHON OIL CORP	212	2,442	0.0	2,357
MURPHY OIL CORP	68	1,725	0.0	1,541
NOBLE ENERGY INC	351	8,280	0.1	8,343
NABORS INDUSTRIES LTD	336	2,515	0.0	2,201
NEWFIELD EXPLORATION CO	69	1,802	0.0	1,803
NATIONAL OILWELL VARCO INC	193	5,853	0.1	5,919
ONEOK INC	150	7,774	0.1	8,124
OCCIDENTAL PETROLEUM CORP	276	16,467	0.3	16,477
PHILLIPS 66	34	2,787	0.0	2,850
PIONEER NATURAL RESOURCES CO	144	18,410	0.3	18,670
RANGE RESOURCES CORP	275	4,713	0.1	4,774
SOUTHWESTERN ENERGY CO	908	5,166	0.1	4,949
VALERO ENERGY CORP	319	21,278	0.3	21,724
WEATHERFORD INTERNATIONAL PL	1,272	4,872	0.1	4,872
WHITING PETROLEUM CORP PL	1,322	6,589	0.1	5,909
CIMAREX ENERGY CO	11	1,031	0.0	1,097
Total Energy		304,553	4.5	303,060
Basic Materials
AIR PRODUCTS & CHEMICALS INC	108	15,776	0.2	15,700
CF INDUSTRIES HOLDINGS INC	304	8,806	0.1	8,813
DOW CHEMICAL CO/THE	338	21,687	0.4	22,528
ECOLAB INC	317	41,725	0.7	42,256
EASTMAN CHEMICAL CO	57	4,848	0.1	4,913

See accompanying notes to financial statements.

9

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Basic Materials
FREEPORT-MCMORAN COPPER	1,564	$23,244	0.4%	$23,116
MOSAIC CO/THE	38	864	0.0	759
MONSANTO CO	733	85,981	1.3	85,908
NEWMONT MINING CORP	98	3,526	0.1	3,757
NUCOR CORP	100	5,458	0.1	5,511
PPG INDUSTRIES INC	41	4,235	0.1	4,277
PRAXAIR INC	128	16,842	0.3	16,837
SHERWIN-WILLIAMS CO/THE	55	18,336	0.3	18,660
Liberty Global PLC-A	113	3,659	0.1	3,842
Total Basic Materials		254,987	4.2	256,877
Utilities
CENTERPOINT ENERGY INC	52	1,493	0.0	1,540
DOMINION RESOURCES INC/VA	289	23,005	0.4	22,765
DUKE ENERGY CORP	360	30,799	0.5	31,428
CONSOLIDATED EDISON INC	100	8,430	0.1	8,427
EDISON INTERNATIONAL	153	12,258	0.2	12,268
ENTERGY CORP	132	10,308	0.2	10,450
EXELON CORP	673	25,249	0.4	25,487
FIRSTENERGY CORP	271	8,851	0.1	8,829
NEXTERA ENERGY INC	24	3,600	0.1	3,612
NRG ENERGY INC	1,000	24,923	0.4	24,910
P G & E CORP	103	7,017	0.1	7,249
PPL CORP	784	30,527	0.5	30,764
PUBLIC SERVICE ENTERPRISE GP	140	6,565	0.1	6,558
SOUTHERN CO/THE	948	45,995	0.7	45,750
Total Utilities		239,020	3.8	240,037
Telecommunication Services
AT&T INC	1,671	63,254	1.0	62,596
CENTURYLINK INC	298	6,141	0.1	5,877
SPRINT CORP	1,196	9,811	0.2	9,867
T-MOBILE US INC	406	25,745	0.4	26,272
VERIZON COMMUNICATIONS INC	690	33,261	0.5	33,099
Total Telecommunication Services		138,212	1.2	137,711

Total common stock - United States		$5,469,392	84.3%	$5,497,553
Bermuda
Consumer Discretionary - SIGNET JEWELERS LTD	32	1,996	0.0	2,018
Financials - XL GROUP Ltd.	152	6,667	0.1	6,226
Total common stock - Bermuda		$8,663	0.1%	$8,244
Canada
Energy - ENBRIDGE INC	44	$1,663	0.0%	$1,760
China
ALIBABA GROUP HOLDING-SP ADR	268	45,465	0.7	46,026
BAIDU INC - SPON ADR	265	58,387	0.9	60,433
Total common stock China		$103,852	1.6%	$106,459
India
Information Technology - INFOSYS LTD-SP ADR	808	$12,176	0.2	$12,120

See accompanying notes to financial statements.

10

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
Ireland
Health Care
ALLERGAN PLC	13	$2,884	0.0%	$2,983
MEDTRONIC PLC	738	59,461	0.9	59,498
MALLINCKRODT PLC	35	1,565	0.0	1,438
ENDO INTERNATIONAL PLC	316	2,753	0.0	2,778
PERRIGO CO PLC	42	3,326	0.1	3,316
Industrial Goods
EATON CORP PLC	678	48,333	0.8	48,653
INGERSOLL-RAND PLC	409	34,824	0.5	34,924
Information Technology
SEAGATE TECHNOLOGY	544	17,342	0.3	17,152
ACCENTURE PLC-CL A	34	4,382	0.1	4,446
Total common stock - Ireland		$174,870	2.7%	$175,188
Israel
Information Technology - CHECK POINT SOFTWARE TECH	15	1,587	0.0	1,678
Health Care - TEVA PHARMACEUTICAL-SP ADR	1278	21,209	0.3	20,269
		$22,796	0.3%	$21,947
Netherlands
Basic Materials - LYONDELLBASELL INDU-CL A	28	2,475	0.0	2,537
Energy - SCHLUMBERGER LTD	375	23,727	0.4	23,816
Total common stock - Netherlands		$26,202	0.4%	$26,353
Switzerland
Financials - CHUBB CORP	371	53,518	0.8	52,467
Information Technology - TE CONNECTIVITY LTD	225	17,741	0.3	17,910
Total common stock - Switzerland		$71,259	1.1%	$70,377
United Kingdom
Telecommunication Services - VODAFONE GROUP PLC	676	19,408	0.3	19,624
Financials - AON PLC	176	24,058	0.4	24,492
Consumer Staples - COCA-COLA ENTERPRISES	173	7,438	0.1	7,439
Consumer Discretionary - DELPHI AUTOMOTIVE PLC	184	16,632	0.3	17,738
Energy - TECNHNIP FMC PLC	68	1,731	0.0	1,756
Total common stock - United Kingdom		$69,267	1.1%	$71,049
Total common stock		$5,960,140	91.9%	$5,991,050
Real Estate Investment Trust - United States
Financials
AVALONBAY COMMUNITIES INC	81	15,321	0.2	15,206
BOSTON PROPERTIES INC	18	2,146	0.0	2,171
EQUINIX INC	3	1,323	0.0	1,405
EQUITY RESIDENTIAL	149	10,104	0.2	10,005
GENERAL GROWTH PROPERTIES	159	3,367	0.1	3,299
WELLTOWER INC	48	3,403	0.1	3,515
HOST HOTELS & RESORTS INC	274	4,802	0.1	4,965
KIMCO REALTY CORP	189	3,857	0.1	3,708
PROLOGIS INC	150	9,366	0.1	9,504
PUBLIC STORAGE	23	4,622	0.1	4,723
SIMON PROPERTY GROUP INC	31	4,907	0.1	4,862
VORNADO REALTY TRUST	29	2,182	0.0	2,160
VENTAS INC	71	4,661	0.1	4,859
WEYERHAEUSER CO	221	6,978	0.1	7,207
Total Real Estate Investment Trusts - United States		$77,039	1.3%	$77,589

See accompanying notes to financial statements.

11

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

August 31, 2017

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Exchange Traded Products - United States
Financials
POWERSHARES QQQ TRUST SERIES	55	$12,456	0.2%	$12,866
SPDR S&P 500 ETF TRUST	545	133,465	2.1	134,882
Total Exchange Traded Porducts - United States		$145,921	2.3%	$147,748
Master Limited Partnership - United States
Energy - ENERGY TRANSFER EQUITY LP	324	5,574	0.1	5,628
Utilities - ENERGY TRANSFER PARTNERS LP	511	9,499	0.2	9,714
Total Master Limited Partnerships - United States		$15,073	0.3%	$15,342
Total investments in securities, at fair value		$6,198,173	95.8%	$6,231,729

See accompanying notes to financial statements.

12

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

NuWave Large Cap Active Alpha L.P. (the “Partnership”) is a Delaware limited partnership that commenced operations on September 1, 2014. The Partnership was organized for the purpose of trading and investing in securities. The Partnership is a “master” portfolio in a “master-feeder” portfolio structure. Through this mechanism, the Partnership sells Interests to, and acts as a central investment mechanism for other investment vehicles managed by the NuWave Investment Management, LLC (the “General Partner”, or an affiliate thereof), including NuWave Equity Enhanced Fund LP, a Delaware limited partnership (“Equity Enhanced Fund”).

Prior to January 1, 2016, both the Partnership and Equity Enhanced Fund (with respect to a certain portion of Equity Enhanced Fund LP’s capital) were “feeder funds” within a “master-feeder” portfolio structure in which NuWave Large Cap Active Alpha Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company incorporated in December 2012, acted as the “master” portfolio and traded pursuant to the General Partner’s Large Cap Active Alpha Portfolio. In an effort to consolidate entities within the “master-feeder” structure and reduce legal, administrative and audit costs related thereto, the “master-feeder” structure was altered, effective January 1, 2016, such that Equity Enhanced Fund continued to act as a “feeder fund” (with respect to a certain portion of Equity Enhanced Fund’s capital) and the Partnership acts as the “master” portfolio.

Effective January 1, 2016, all positions attributable to the Master Fund were transferred to the Partnership in connection with the Partnership’s full redemption of shares from the Master Fund. As of the same date, Equity Enhanced Fund also redeemed its shares in the Master Fund and subscribed for limited partnership interests in the Partnership.

The General Partner is registered with the United States Securities and Exchange Commission as an investment adviser under the investment Adviser Act of 1940.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (the “Codification”).

The Partnership is an investment company that follows the accounting and reporting guidance of the Financial Services – Investment Companies Topic of the Codification.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

13

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, which are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

The Partnership values investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last reported sales price as of the valuation date.

The Partnership records its investments at fair value. Gains and losses from investments are included in net change in unrealized appreciation or (depreciation) on investments and net realized gain (loss) on investments in the statement of operations.

14

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in realized and unrealized gain (loss) on investments and foreign currency transactions in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Realized gains and losses on investment transactions are determined using cost calculated on a first in first out basis. Brokerage commissions and other trading fees are reflected as an adjustment to cost at the time of the transaction.

Income Taxes

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. The Partnership files an income tax return in the U.S. federal jurisdiction. Generally, the Partnership is subject to income tax examinations by the U.S. federal taxing authority during the three year period prior to the period covered by these financial statements.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that there is no tax expense or interest expense related to uncertainties in tax positions, and that it has not incurred any liability for unrecognized tax benefits as of August 31, 2017. The Partnership’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions in determining the amounts disclosed in the financial statements. Actual results could differ from those estimates.

15

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets measured at fair value as of August 31, 2017 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks (1)	$5,991	$—	$—	$5,991
Real Estate Investment Trust (1)	78	—	—	78
Exchange Traded Products (1)	148	—	—	148
Master Limited Partnership (1)	15	—	—	15
Total Assets	$6,232	$—	$—	$6,232

(1)	See the Condensed Schedule of Investments for the fair values by country and industry within this category.

The Partnership recognizes transfers between hierarchy levels at the beginning of the reporting period. During the period ended August 31, 2017, the Partnership did not have any transfers between any of the levels of fair value hierarchy.

3.	Deposits with securities broker

The Partnership deposits cash and securities with a securities broker, subject to Securities and Exchange Commission regulations and broker requirements. Margin requirements are satisfied by the deposit of cash and securities with such securities broker. Accordingly, assets used to meet margin and other broker or regulatory requirements are partially restricted. The Partnership earns or pays interest on amounts on deposit with, or borrowed from, such securities broker.

4.	Partners’ capital

The Partnership offers Class X Limited Partnership Interests, Class B Limited Partnership Interests, Class B1 Limited Partnership Interests, Class B2 Limited Partnership Interests and Class B3 Limited Partnership Interests (collectively, the “Interests”). Class X Limited Partnership Interests, Class B Limited Partnership Interests, Class B1 Limited Partnership Interests, Class B2 Limited Partnership Interests and Class B3 Limited Partnership Interests are identical in all respects, except that (i) Class X Limited Partnership Interests are not subject to the Performance Allocation, have different liquidity terms and may only be purchased by Equity Enhanced Fund, (ii) Class B3 Limited Partnership Interests have different liquidity and minimum investment terms, (iii) Class B2 Limited Partnership Interests are subject to a Distribution Fee, and (iv) Class B1 Limited Partnership Interests are nonvoting interests. During the period ended August 31, 2017, the Partnership had Class X and Class B Interests outstanding.

16

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

4.	Partners’ capital (continued)

In accordance with the limited partnership agreement (the “Agreement”), profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership. Subject to certain limitations, generally 30% of the return attributable to Class B Limited Partnership Interests, that is in excess of the return generated by the S&P 500 Total Return Index during the quarter, is reallocated (the “Performance Allocation”) to the General Partner. The Performance Allocation is subject to a loss carryforward provision. The General Partner will not receive a Performance Allocation with respect to Class X Limited Partnership Interests.

Generally, a limited partner may make a capital contribution to the Fund on the first business day of any month and capital withdrawals of all or a portion of its capital account as of the last day of any month.

5.	Related party transactions

The General Partner of the Partnership is also the General Partner of Equity Enhanced Fund, and the Investment Manager of the Partnership. The Partnership does not presently pay the General Partner a monthly management fee.

Certain Class B Limited Partners are affiliated with the General Partner. The aggregate value of the affiliated Class B Limited Partners’ share of partners’ capital at August 31, 2017 is $1,364,568. Such Limited Partners are not charged the Performance Allocation.

Certain limited partners have special redemption rights as provided for in the Agreement.

6.	Administrative fee

Gemini Hedge Fund Services, LLC (the “Administrator”) serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

7.	Market and credit risks

The Partnership engages in the speculative trading of equity securities and securities sold short. Such trading activities expose the Partnership to both market risk, the risks arising from changes in fair value, and credit risk, and the risk of failure by another party to perform according to the terms of contract.

Risks arise from short sales due to the possible illiquidity of the securities markets and from potential adverse movements in security values. Theoretically, short sales expose the Partnership to potentially unlimited liability as the Partnership’s ultimate obligation to purchase a security sold short may exceed the amount recorded in the statement of financial condition.

The Partnership has a substantial portion of its assets on deposit with its securities broker and other financial institutions in connection with its trading of equity securities and its cash management activities. Assets deposited with its securities broker and other financial institutions in connection with the Partnership’s trading activities are partially restricted due to deposit, margin or collateral requirements. In the event of a financial institution’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits.

17

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

7.	Market and credit risks (continued)

The General Partner has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so. The Limited Partners bear the risk of loss only to the extent of the fair value of their respective investments and, in certain specific circumstances, distributions and redemptions received.

8.	Financial highlights

Financial highlights for the year ended August 31, 2017 are as follows:

Total return	9.6%

Expenses	0.00%
Expenses charged to Partnership	0.00
Expenses paid by General Partner	0.00
Net expenses	0.00%

Net investment income (loss)	1.1%

Portfolio turnover rate	1,300%

Financial highlights are calculated for each class taken as a whole. An individual limited partner’s return and ratios may vary based on different incentive and/or management fee arrangements, and the timing of capital transactions.

9.	Indemnifications

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

10.	Subsequent events

The General Partner has notified the limited partners that the General Partner plans on converting the NuWave Equity Enhanced Fund, LP to a registered investment company (mutual fund), with the anticipated conversion occurring during the fourth quarter of 2017.

The General Partner has evaluated subsequent events through October 31, 2017, the date the financial statements were available to be issued, and has determined that there are no other subsequent events that require disclosure.

18

NUWAVE EQUITY ENHANCED FUND LP

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2016

(INCLUDING THE FINANCIAL STATEMENTS AND
INDEPENDENT AUDITOR’S REPORT OF
NUWAVE LARGE CAP ACTIVE ALPHA L.P.)

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE EQUITY ENHANCED FUND LP

NUWAVE EQUITY ENHANCED FUND LP
MASTER INDEX

Section

NuWave Equity Enhanced Fund LP	I
Financial Statements and Independent Auditor’s Report As of December 31, 2016 and for the year then ended

NuWave Large Cap Active Alpha L.P.	II
Financial Statements and Independent Auditor’s Report As of December 31, 2016 and for the year then ended

NUWAVE EQUITY ENHANCED FUND LP

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2016

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE EQUITY ENHANCED FUND LP

NUWAVE EQUITY ENHANCED FUND LP
CONTENTS

Affirmation of the Commodity Pool Operator	1

Independent Auditor’s Report	2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Schedule of Investments	6-7

Notes to Financial Statements	8-16

NUWAVE EQUITY ENHANCED FUND LP

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31, 2016 is accurate and complete.

Troy W. Buckner, President
NuWave Investment Management, LLC
Investment Manager,
NuWave Equity Enhanced Fund LP

Commodity Pool Operator:
NuWave Investment Management, LLC
35 Waterview Blvd.
Parsippany, NJ 07054
(973) 888-6800

Commodity Pool:
NUWAVE EQUITY ENHANCED FUND LP

1

201 International Circle, Suite 400	Toll Free: 855.787.0001
Hunt Valley, Maryland 21030	Telephone: 410.771.0001
www.arthurbellcpas.com	Fax: 410.785.9784

INDEPENDENT AUDITOR’S REPORT

To the Partners
NuWave Equity Enhanced Fund LP

We have audited the accompanying financial statements of NuWave Equity Enhanced Fund LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NuWave Equity Enhanced Fund LP as of December 31, 2016, and the results of its operations and the changes in its net asset value for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in the notes to the financial statements, an unmodified opinion was previously issued dated March 17, 2017 for the audit of the financial statements of NuWave Equity Enhanced Fund LP as of and for the year ended December 31, 2016. Such financial statements were subsequently amended in order to provide certain additional requested disclosures. Such additional disclosures do not change the amounts of previously reported net asset value or net income.

As discussed in the subsequent events footnote to the financial statements, the General Partner intends to convert NuWave Equity Enhanced Fund LP to a registered investment company in the fourth quarter of 2017.

Hunt Valley, Maryland
October 10, 2017

2

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF FINANCIAL CONDITION
December 31, 2016

Assets

Investment in NuWave Large Cap Active Alpha L.P., at fair value	$4,155,156
Cash	286,970
Due from broker	1,420,475
Derivative contracts, at fair value	69,729
Other assets	3,566

$5,935,896
Liabilities and partners’ capital

Liabilities
Due to related parties	$9,600
Accrued expenses and other liabilities	2,037
Total liabilities	11,637

Partners’ capital (Net assets)	$5,924,259

See accompanying notes to financial statements.

3

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Net investment income (loss) allocated from NuWave Large Cap Active Alpha L.P.
Dividend income	$96,965
Total Net investment income (loss) allocated from NuWave Large Cap Active Alpha L.P.	96,965

Partnership expenses
Interest expense	(1,130)
Management fee	(65,737)
Total partnership expenses	(66,867)

Net investment income (loss)	30,098

Realized and unrealized gain (loss) on investments allocated from NuWave Large Cap Active Alpha L.P.
Net realized gain (loss) on securities and foreign currency transactions	578,799
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	(15,062)

Net gain (loss) allocated from NuWave Large Cap Active Alpha L.P.	563,737

Partnership realized and unrealized gain (loss) on investments
Net realized gain (loss) on derivatives (net of commission fees of $15,965)	118,965
Net change in unrealized appreciation or (depreciation) on derivatives	83,886

Net gain (loss) on Partnership investments	202,851

Net income (loss)	$796,686

Expenses charged
Legal	$3,563
Administration	1,000
Audit and Tax	17,500
Total expenses	$22,063

Expenses paid by General Partner	(22,063)

Net result in expenses charged	$—

See accompanying notes to financial statements.

4

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2016

	General	Limited
	Partner	Partners	Total

Partners’ capital, beginning of year	$—	$6,028,973	$6,028,973

Capital contributions	—	600,000	600,000

Capital withdrawals	(1,400)	(1,500,000)	(1,501,400)

Performance allocation	1,569	(1,569)	—

Net investment income (loss) allocated from NuWave Large Cap Active Alpha L.P.
Dividend income	2	96,963	96,965

Partnership expenses
Interest expense	—	(1,130)	(1,130)
Management fee	—	(65,737)	(65,737)

Realized and unrealized gain (loss) on investments allocated from NuWave Large Cap Active Alpha L.P.
Net realized gain (loss) on securities and foreign currency transactions	10	578,789	578,799
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	—	(15,062)	(15,062)

Partnership realized and unrealized gain (loss) on investments
Net realized gain (loss) on derivatives (net of commission fees of $15,965)	(2)	118,967	118,965
Net change in unrealized appreciation or (depreciation) on derivatives	2	83,884	83,886

Partners’ capital, end of year	$181	$5,924,078	$5,924,259

See accompanying notes to financial statements.

5

NUWAVE EQUITY ENHANCED FUND LP
SCHEDULE OF INVESTMENTS

Year Ended December 31, 2016

	Number of	Notional		Percentage of	Fair
	Contracts	Amount	Maturity	Net Assets	Value

Derivative contracts, at fair value
Long futures contracts
Commodity Prices
Agriculture
Cotton No. 2 Future	4	$143,031	May 2017	(0.0)%	$(991)
Lean Hogs Future	1	24,999	February 2017	0.0	1,461
Live Cattle Future	3	140,075	February 2017	(0.0)	(815)
Soybean Future	10	502,157	March 2017	0.0	(157)
Energy
Gasoline Rbob Future	3	212,359	March 2017	0.0	128
Natural Gas Future	1	36,200	February 2017	0.0	1,040
NY Harb ULSD Future	2	145,115	March 2017	0.0	877
WTI Crude Future	5	269,278	March 2017	0.1	4,022
Interest Rate
90 Day Sterling Future	18	2,818,578	September 2017	0.0	1,019
Euro Bund Future	2	344,968	March 2017	0.1	3,829
Long Gilt Future	4	616,176	March 2017	0.3	16,403
Metal
Copper Future	13	828,129	March 2017	(0.2)	(13,842)
LME Aluminum Future	11	455,808	January 2017	0.2	10,619
LME Aluminum Future	12	512,754	February 2017	(0.1)	(5,587)
LME Aluminum Future	1	42,469	March 2017	0.0	(145)
LME Copper Future	1	133,448	January 2017	0.1	4,768
LME Copper Future	5	685,294	February 2017	0.1	5,985
LME Copper Future	4	568,782	March 2017	(0.3)	(15,402)
Total Commodity Prices				0.2	13,212
Equity Price
Index
CAC 40 10 Euro Future	1	50,693	January 2017	0.0	316
FTSE 100 Index Future	2	174,911	March 2017	0.1	3,817
Hang Seng Index Future	3	416,639	January 2017	0.1	7,687
Nikkei 225 (SGX) Future	3	244,720	March 2017	0.0	879
S&P 500 E Mini Future	1	112,125	March 2017	(0.0)	(313)
S&P/TSX 60 Index Future	1	135,574	March 2017	0.0	64
SPI 200 Future	1	103,164	March 2017	0.0	2,280
TOPIX Index Future	1	129,819	March 2017	0.0	514
Total Equity Price				0.3	15,244

Foreign currency exchange rate
Currency
Canadian Dollar Currency Future	3	222,852	March 2017	0.0	393
Total long futures contracts				0.5	28,849

See accompanying notes to financial statements.

6

NUWAVE EQUITY ENHANCED FUND LP
SCHEDULE OF INVESTMENTS

Year Ended December 31, 2016

	Number of	Notional		Percentage of	Fair
	Contracts	Amount	Maturity	Net Assets	Value

Derivative contracts, at fair value
Short futures contracts
Commodity Prices
Agriculture
Cocoa Future	(1)	$(22,965)	May 2017	0.0%	$1,835
Coffee ‘C’ Future	(4)	(219,038)	May 2017	0.2	9,938
Corn Future	(15)	(265,594)	March 2017	0.0	1,594
Live Cattle Future	(8)	(364,466)	April 2017	(0.0)	(2,174)
Sugar #11 World Future	(3)	(65,943)	March 2017	0.0	389
Wheat Future	(7)	(150,557)	March 2017	0.1	7,757
Interest Rate
90 Day Euro Dollar Future	(28)	(6,908,717)	September 2017	0.1	3,567
Australian 10yr Bond Future	(4)	(380,026)	March 2017	(0.1)	(2,894)
Metal
Gold 100 oz. Future	(4)	(467,337)	February 2017	0.1	6,657
LME Aluminum US	(11)	(471,280)	January 2017	0.1	4,853
LME Aluminum US	(1)	(44,410)	February 2017	0.0	2,122
LME Copper US	(1)	(121,009)	January 2017	(0.3)	(17,206)
LME Copper US	(5)	(720,184)	February 2017	0.5	28,905
Platinum Future	(3)	(135,352)	April 2017	(0.0)	(503)
Silver Future	(2)	(165,400)	March 2017	0.1	5,510
Total Commodity Prices				0.8	50,350

Foreign currency exchange rate
Currency
British Pound Currency Future	(5)	(386,879)	March 2017	0.0	691
Euro FX Currency Future	(5)	(654,491)	March 2017	(0.1)	(6,384)
Japanese Yen Currency Future	(4)	(425,743)	March 2017	(0.1)	(4,107)
Mexican Peso Currency Future	(10)	(240,180)	March 2017	0.0	330
Total Foreign currency exchange rate				(0.2)	(9,470)
Total short futures contracts				0.7	40,880

Total derivative contracts, at fair value				1.2%	$69,729

See accompanying notes to financial statements.

7

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

NuWave Equity Enhanced Fund, LP (the “Partnership”) is a Delaware investment limited partnership that commenced operations on April 1, 2013. The Partnership was organized for the purpose of trading and investing in futures contracts and a related Master Fund. The Partnership is managed by NuWave Investment Management, LLC (the “General Partner”). Refer to the Partnership’s offering memorandum for more information.

Prior to January 1, 2016, both the Partnership and NuWave Large Cap Active Alpha L.P. were “feeder funds” within a “master-feeder” portfolio structure in which NuWave Large Cap Active Alpha Master Fund Ltd., a Cayman Islands exempted company incorporated in December 2012, acted as the “master” portfolio and traded pursuant to the General Partner’s Large Cap Active Alpha Portfolio. In an effort to consolidate entities within the “master-feeder” structure and reduce legal, administrative and audit costs related thereto, the “master-feeder” structure was altered, effective January 1, 2016, such that the Partnership continued to act as a “feeder fund” and NuWave Large Cap Active Alpha L.P. (the “Master Fund”) acts as the “master” portfolio.

Effective January 1, 2016, the Partnership redeemed its shares in NuWave Large Cap Active Alpha Master Fund Ltd. and subscribed for limited partnership interests in the Master Fund.

The financial statements of the Partnership as of and for the year ended December 31, 2016 were previously issued under the date of March 17, 2017. In order to comply with the standard financial statement presentation for mutual funds, certain additional requested disclosures were made subsequent to March 17, 2017. Such revisions do not change the amounts of previously reported net asset value or net income.

The Partnership owns approximately 77% of the Master Fund at December 31, 2016.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification.

The Partnership is an investment company that follows the accounting and reporting guidance of the Financial Services – Investment Companies Topic of the Codification.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Cash and Cash Equivalents

Cash represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions.

8

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Valuation of Investment in NuWave Large Cap Active Alpha L.P.

The Partnership records its investment in the Master Fund at fair value. Valuation of investments held by the Master Fund, including, but not limited to the valuation techniques used and categorization within the fair value hierarchy of investments, are discussed in the notes to the Master Fund financial statements included elsewhere in this report.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

9

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value - Valuation Techniques and Inputs

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net change in unrealized appreciation or (depreciation) on derivatives and net realized gain (loss) on derivatives in the statement of operations. Derivative contracts include future contracts related to foreign currencies, equity prices or commodity prices. Commission fees on futures contracts are charged to expense when contracts are opened and are included in net realized gain (loss) on derivatives.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in realized and unrealized gain (loss) on investments in the statement of operations.

Investment Transactions and Related Investment Income

The Partnership records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Partnership incurs and accrues its own expenses. Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis.

Income Taxes

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by the U.S. federal taxing authority since its inception.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that there is no tax expense or interest expense related to uncertainties in tax positions, and that it has not incurred any liability for unrecognized tax benefits as of December 31, 2016. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various

10

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 (ASU 2015-07) Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 exempts investments measured using net asset value as a practical expedient from categorization within the fair value hierarchy and related disclosures. Instead, entities are required to separately disclose the information required under ASC 820 Fair Value Measurement for assets measured using the practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years. Early adoption is permitted. The Fund adopted ASU 2015-07 in 2016 as the Fund determined that ASU 2015-07 provides a more meaningful presentation to the users of the financial statements. The adoption of ASU 2015-07 did not have a material impact on the financial statements.

Investment in NuWave Large Cap Active Alpha L.P.

During the year, the Partnership had an investment in the Master Fund. As a practical expedient, fair value represented the Partnership’s proportionate share of the Master Fund’s net asset value determined for the Master Fund in accordance with the Master Fund’s valuation policies and reported at the time of the Partnership’s valuation by the General Partner of the Master Fund. The Partnership recorded its proportionate share of each item of the Master Fund’s income or loss in the statement of operations. This investment is subject to the terms of the Limited Partnership Agreement of the Partnership. Summarized information for this investment is as follows:

Beginning balance, December 31, 2015	$0
Additions	4,619,454	(1)
Income	660,702
Withdrawals	(1,125,000)
Ending balance, December 31, 2016	$4,155,156

(1)	$4,169,454 of this amount represents an addition into the Partnership that was effective January 1, 2016, and represents the full redemption from NuWave Large Cap Active Alpha Master Fund Ltd.

11

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets and liabilities measured at fair value as of December 31, 2016 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Derivative contracts
Future contracts	$143	$—	$—	$143

Liabilities (at fair value)

Derivative contracts
Future contracts	$73	$—	$—	$73

Total derivative contracts	$70	$—	$—	$70

The Partnership recognizes transfers between fair value hierarchy levels at the beginning of the reporting period. During the year ended December 31, 2016, the Partnership did not have any transfers between any of the levels of the fair value hierarchy.

3.	Due from brokers

Due from broker includes cash balances held with brokers and collateral on derivative transactions. Amounts due from brokers may be restricted to the extent that they serve as deposits for certain marketable securities. Due from broker may include both U.S. and foreign denominated currencies.

In the normal course of business, substantially all of the Partnership’s securities transactions, derivative transactions, money balances, and security positions are transacted with the Partnership’s brokers: SG Americas Securities, LLC and BMO Harris Bank N.A. The Partnership is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

4.	Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign currency exchange rate, commodity price, and equity price. In addition to its primary underlying risks, the Partnership is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

12

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Futures Contracts

The Partnership may use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures requires margin deposits with a Futures Commission Merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Partnership each day, depending on the daily fluctuations in the value of the contract. The Partnership recognizes a gain or loss equal to the daily variation margin. Futures may reduce the Partnership’s exposure to counterparty risk since futures are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Partnership’s pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Credit-Risk-Related Contingent Features

The Partnership’s derivative contracts are subject to International Swaps and Derivatives Association (“ISDA”) Master Agreements which contain certain covenants and other provisions that may require the Partnership to post collateral on derivatives if the Partnership is in a net liability position with its counterparties exceeding certain amounts.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position at December 31, 2016 is $73,993. If the credit-risk-related contingent features underlying these agreements were triggered as of December 31, 2016, the Partnership would have been required to post additional collateral.

Additionally, counterparties may immediately terminate these agreements and the related derivative contracts if the Partnership fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2016, the termination values of these derivative contracts were equal to one another. All derivatives held at December 31, 2016 are deposited at SG America’s Securities, LLC.

13

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Volume of Derivative Activities

At December 31, 2016, the volume of the Partnership’s derivative activities based on their notional amounts(a) and number of contracts, categorized by primary underlying risk, are as follows:

(notional amounts in thousands)

	Long exposure		Short exposure
	Notional	Number	Notional	Number
Primary underlying risk	amounts	of contracts	amounts	of contracts
Foreign currency exchange rate
Futures contracts	$223	3	$1,716	24
Equity price
Futures contracts	1,370	13	—	—
Commodity price
Futures contracts	8,424	100	13,747	97
	$10,017	116	$15,463	121

(a)	Notional amounts are presented net of identical offsetting derivative contracts.

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2016. The following table also identifies the net gain and loss amounts included in the statement of operations from derivative transactions categorized by primary underlying risk, for the year ended December 31, 2016:

(in thousands)
	Derivative	Derivative	Unrealized	Realized
Primary underlying risk	assets	liabilities	gain (loss)	gain (loss)
Foreign currency exchange rate
Futures contracts	$1	$10	$86	$203
Equity price
Futures contracts	15	0	30	(5)
Commodity price
Futures contracts	126	63	(32)	(63)

Gross Total	142	73	84	135
Less: Commission fees	—	—	—	(16)

Total	$142	$73	$84	$119

14

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

5.	Partners’ capital

The Partnership offers Class B Limited Partnership Interests and Class B3 Limited Partnership Interests (collectively, “Interests”). Class B Limited Partnership Interests and Class B3 Limited Partnership Interests are identical in all respects, except that Class B3 Limited Partnership Interests have different liquidity and minimum investment terms.

In accordance with the limited partnership agreement (the “Agreement”), profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership. Subject to certain limitations, generally 20% of the return attributable to each outstanding series of Interests during a calendar quarter that is in excess of the return generated by the S&P 500 Total Return allocated to the limited partners is reallocated (the “Incentive Allocation) to the Investment Manager of the Master Fund, on a quarterly basis, at the Master Fund level. To the extent the Incentive Allocation is allocated at the Master Fund level, no Incentive Allocation will be made at the Partnership level. The General Partner of the Partnership is also the General Partner of the Master Fund.

Generally, a limited partner may make a capital contribution to the Partnership on the first business day of any month and capital withdrawals of all or a portion of its capital account as of the last day of any month.

6.	Related party transactions

The Partnership pays the General Partner a monthly management fee in arrears on the first business day of each month, equal to 0.0833% of the aggregate net asset value determined as of the last day of the immediately preceding month, calculated prior to any withdrawals of capital as of such day.

Due to related parties represents amounts payable to the General Partner for expenses paid on behalf of the Partnership.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2016 is approximately $5,324,000.

Certain limited partners have special management fee or redemption rights as provided for in the Agreement.

The General Partner has agreed to rebate the management fee and incentive allocation for certain limited partners. The discounted fee structure results in a rebate to their investment that is the difference between the Partnership’s normal fee and the discounted fees.

7.	Administrative fee

Gemini Hedge Fund Services, LLC (the “Administrator”) serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

15

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

8.	Financial highlights

Financial highlights for the year ended December 31, 2016 are as follows:

Total return before performance allocation to the General Partner	13.5%
Performance allocation to the General Partner	0.0

Total return after performance allocation to the General Partner	13.5%

Ratio to average limited partners’ capital
Expenses (including interest and dividends)	1.1%
Expenses paid by General Partner	0.3
Performance allocation to General Partner	0.0

Expenses and performance allocation to General Partner	1.4%

Net investment income (loss)	0.5%

Portfolio turnover rate	Not Applicable (1)

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, private investments, different incentive and/or management fee arrangements, and the timing of capital transactions. The net investment income (loss) ratio does not reflect the effects of the performance allocation to the General Partner.

(1)	Not applicable as the Partnership did not hold or trade any securities during the year ended December 31, 2016.

9.	Indemnifications

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

10.	Subsequent events

During the period January 1, 2017 through October 10, 2017, capital contributions by limited partners totaled $650,000.

The General Partner has notified the limited partners that the General Partner plans on converting the Partnership to a registered investment company (mutual fund), with the anticipated conversion occurring during the fourth quarter of 2017.

The General Partner has evaluated subsequent events through October 10, 2017, the date the financial statements were available to be issued, and has determined that there are no other subsequent events that require disclosure.

16

NUWAVE LARGE CAP ACTIVE ALPHA L.P.

FINANCIAL STATEMENTS
AND
INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2016

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
CONTENTS

Independent Auditor’s Report	1

Financial Statements

Statement of Financial Condition	2

Statement of Operations	3

Statement of Changes in Partners’ Capital	4

Schedule of Investments	5-13

Notes to Financial Statements	14-19

201 International Circle, Suite 400	Toll Free: 855.787.0001
Hunt Valley, Maryland 21030	Telephone: 410.771.0001
www.arthurbellcpas.com	Fax: 410.785.9784

INDEPENDENT AUDITOR’S REPORT

To the Partners
NuWave Large Cap Active Alpha L.P.

We have audited the accompanying financial statements of NuWave Large Cap Active Alpha L.P., which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NuWave Large Cap Active Alpha L.P. as of December 31, 2016, and the results of its operations and the changes in its net asset value for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in the notes to the financial statements, an unmodified opinion was previously issued dated March 17, 2017 for the audit of the financial statements of NuWave Large Cap Active Alpha L.P. as of and for the year ended December 31, 2016. Such financial statements were subsequently amended in order to provide certain additional requested disclosures. Such additional disclosures do not change the amounts of previously reported net asset value or net income.

Hunt Valley, Maryland
October 26, 2017

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
STATEMENT OF FINANCIAL CONDITION

December 31, 2016

Assets

Investment in securities, at fair value (cost $5,654,042)	$5,570,504
Receivable for securities sold	1,105,460
Cash	14,559
Due from related parties	1,651
Dividends and interest receivable	8,371

Total assets	$6,700,545

Liabilities

Receivable for securities sold	$1,099,839
Cash deficit at securities broker	198,587
Accrued expenses and other liabilities	1,872
Total liabilities	1,300,298

Partners’ capital (Net Assets)	$5,400,247

See accompanying notes to financial statements.

2

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income
Dividends (net of U.S. withholding taxes of $57)	$122,249

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized gain (loss) on investments and foreign currency transactions (net of clearing fees of $11,475)	732,501
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	(22,006)

Net gain (loss) on investments	710,495

Net income (loss)	$832,744

Expenses charged
Legal	$3,843
Administration	12,000
Audit and Tax	29,115
Total expenses	$44,958

Expenses paid by General Partner	(44,958)

Net result in expenses charged	$—

See accompanying notes to financial statements.

3

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2016

		Limited	Limited
	General	Partners	Partners
	Partner	Class B	Class X	Total

Partners’ capital, beginning of year	$—	$1,073,048	$—	$1,073,048

Capital contributions	—	—	4,619,455	4,619,455

Capital withdrawals	—	—	(1,125,000)	(1,125,000)

Investment Income
Dividends (net of U.S. withholding taxes of $57)	—	25,280	96,969	122,249

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized gain (loss) on investments and foreign currency transactions (net of clearing fees of $11,475)	—	153,706	578,795	732,501
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	—	(6,944)	(15,062)	(22,006)

Partners’ capital, end of year	$—	$1,245,090	$4,155,157	$5,400,247

See accompanying notes to financial statements.

4

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Financials
AFLAC INC	448	$31,548	0.6%	$31,181
AMERICAN INTERNATIONAL GROUP	104	6,767	0.1	6,792
AMERIPRISE FINANCIAL INC	154	17,386	0.3	17,085
TD AMERITRADE HOLDING CORP	154	6,746	0.1	6,714
AMERICAN EXPRESS CO	57	4,234	0.1	4,223
BANK OF AMERICA CORP	3,198	72,252	1.3	70,676
BB&T CORP	385	18,060	0.3	18,103
FRANKLIN RESOURCES INC	126	5,022	0.1	4,987
BANK OF NEW YORK MELLON CORP	734	34,915	0.6	34,777
BLACKROCK INC	78	29,883	0.5	29,682
BERKSHIRE HATHAWAY INC-CL B	115	18,991	0.3	18,743
CITIGROUP INC	175	10,415	0.2	10,400
CBRE GROUP INC - A	108	3,435	0.1	3,401
CITIZENS FINANCIAL GROUP	377	13,381	0.2	13,432
COMERICA INC	366	25,020	0.5	24,928
CME GROUP INC	480	57,075	1.0	55,368
CAPITAL ONE FINANCIAL CORP	720	64,285	1.2	62,813
DISCOVER FINANCIAL SERVICES	365	26,444	0.5	26,313
E*TRADE FINANCIAL CORP	288	10,055	0.2	9,979
FIFTH THIRD BANCORP	1,531	41,043	0.8	41,291
GOLDMAN SACHS GROUP INC	221	53,075	1.0	52,918
HARTFORD FINANCIAL SVCS GRP	119	5,670	0.1	5,670
H&R BLOCK INC	114	2,565	0.0	2,621
INTERCONTINENTAL EXCHANGE IN	952	55,097	1.0	53,712
INVESCO LTD	246	7,788	0.1	7,463
JPMORGAN CHASE & CO	282	24,303	0.5	24,334
KEYCORP	1,844	33,711	0.6	33,690
LINCOLN NATIONAL CORP	373	24,958	0.5	24,719
MOODY’S CORP	251	24,467	0.4	23,662
METLIFE INC	589	31,992	0.6	31,741
MARSH & MCLENNAN COS	180	12,433	0.2	12,166
MORGAN STANLEY	1,419	60,564	1.1	59,953
M & T BANK CORP	9	1,375	0.0	1,408
NASDAQ INC.	110	7,122	0.1	7,383
NORTHERN TRUST CORP	93	8,351	0.2	8,282
PRINCIPAL FINANCIAL GROUP	415	24,348	0.4	24,012
PRUDENTIAL FINANCIAL INC	432	45,531	0.8	44,954
REGIONS FINANCIAL CORP	3,361	48,206	0.9	48,264
S&P GLOBAL INC	443	50,776	0.9	47,640
SUNTRUST BANKS INC	221	12,108	0.2	12,122
STATE STREET CORP	453	35,510	0.7	35,207
T ROWE PRICE GROUP INC	45	3,470	0.1	3,387
US BANCORP	141	7,308	0.1	7,243
WELLS FARGO & CO	321	17,748	0.3	17,690
ZIONS BANCORPORATION	625	26,881	0.5	26,900
Total Financials		1,122,314	20.5	1,108,029

See accompanying notes to financial statements.

5

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Industrial Goods
AMERICAN AIRLINES GROUP INC	815	$38,843	0.7%	$38,052
ALASKA AIR GROUP INC	143	12,511	0.2	12,688
ARCONIC INC	399	7,741	0.1	7,397
ADVANSIX INC	1	15	0.0	20
BOEING CO/THE	60	9,360	0.2	9,341
CATERPILLAR INC	391	36,874	0.7	36,261
C.H. ROBINSON WORLDWIDE INC	148	10,929	0.2	10,842
CUMMINS INC	266	37,453	0.7	36,354
CSX CORP	998	36,164	0.7	35,858
DELTA AIR LINES INC	970	48,488	0.9	47,714
DANAHER CORP	413	32,329	0.6	32,148
DOVER CORP	99	7,309	0.1	7,418
DARDEN RESTAURANTS INC	555	42,190	0.7	40,360
EMERSON ELECTRIC CO	327	18,387	0.3	18,230
EXPEDITORS INTL WASH INC	115	6,238	0.1	6,090
FASTENAL CO	408	19,615	0.4	19,168
FEDEX CORP	359	69,112	1.2	66,846
FLUOR CORP	86	4,636	0.1	4,517
GENERAL DYNAMICS CORP	133	23,183	0.4	22,964
CORNING INC	181	4,417	0.1	4,393
WW GRAINGER INC	11	2,635	0.0	2,555
HONEYWELL INTERNATIONAL INC	103	12,054	0.2	11,933
HERTZ GLOBAL HOLDINGS INC	392	10,134	0.2	8,452
ILLINOIS TOOL WORKS	156	19,444	0.4	19,104
JETBLUE AIRWAYS CORP	1,073	23,750	0.4	24,057
KANSAS CITY SOUTHERN	151	12,883	0.2	12,812
LOCKHEED MARTIN CORP	82	20,588	0.4	20,495
SOUTHWEST AIRLINES CO	177	8,963	0.2	8,822
LEVEL 3 COMMUNICATIONS INC	252	14,093	0.3	14,203
MASCO CORP	240	7,535	0.1	7,589
NIELSEN HOLDINGS PLC	409	17,310	0.3	17,158
NORTHROP GRUMMAN CORP	83	19,549	0.4	19,304
PACCAR INC	479	31,414	0.6	30,608
PARKER HANNIFIN CORP	56	7,888	0.1	7,840
ROCKWELL AUTOMATION INC	104	14,096	0.3	13,978
STANLEY BLACK & DECKER INC	308	37,265	0.7	35,324
UNITED CONTINENTAL HOLDINGS	754	55,954	1.0	54,951
UNITED PARCEL SERVICE-CL B	202	23,446	0.4	23,157
UNITED RENTALS INC	213	22,475	0.4	22,489
VERISK ANALYTICS INC-CLASS A	57	4,663	0.1	4,627
WASTE MANAGEMENT INC	75	5,325	0.1	5,318
Total Industrial Goods		837,258	15.2	821,437
Consumer Discretionary
ADVANCE AUTO PARTS INC	33	5,633	0.1	5,581
AMAZON.COM INC	18	13,611	0.2	13,498
ABERCROMBIE & FITCH CO-CL A	253	3,837	0.1	3,036
AUTOZONE INC	18	14,217	0.3	14,216
BED BATH & BEYOND INC	20	875	0.0	813
BEST BUY CO INC	921	43,622	0.7	39,299
BORGWARNER INC	328	13,022	0.2	12,936
CHARTER COMMUNICATION-A	8	2,211	0.0	2,303

See accompanying notes to financial statements.

6

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Discretionary
COMCAST CORP-CLASS A	107	$7,449	0.1%	$7,388
CHIPOTLE MEXICAN GRILL INC	4	1,473	0.0	1,509
COACH INC	30	1,136	0.0	1,051
DOLLAR GENERAL CORP	36	2,738	0.0	2,667
DR HORTON INC	207	5,795	0.1	5,657
DISCOVERY COMMUNICATIONS-A	53	1,449	0.0	1,453
EXPEDIA INC	76	8,696	0.2	8,609
FORD MOTOR CO	864	10,761	0.2	10,480
FOOT LOCKER INC	245	18,551	0.3	17,368
GENERAL MOTORS CO	1,376	49,202	0.9	47,940
GAP INC/THE	757	17,917	0.3	16,987
HASBRO INC	61	4,748	0.1	4,745
HANESBRANDS INC	1,010	22,442	0.4	21,786
HILTON WORLDWIDE HOLDINGS IN	1,230	33,465	0.6	33,456
HARLEY-DAVIDSON INC	221	13,114	0.2	12,893
INTERPUBLIC GROUP OF COS INC	45	1,083	0.0	1,054
NORDSTROM INC	181	8,865	0.2	8,675
CARMAX INC	24	1,152	0.0	1,545
MICHAEL KORS HOLDINGS LTD	45	2,145	0.0	1,934
KOHLS CORP	350	19,177	0.3	17,283
LENNAR CORP-A	30	1,365	0.0	1,288
LOWE’S COS INC	74	5,075	0.1	5,263
LAS VEGAS SANDS CORP	824	44,918	0.8	44,010
MACY’S INC	254	9,788	0.2	9,096
MARRIOTT INTERNATIONAL -CL A	651	54,676	1.0	53,825
MATTEL INC	511	14,666	0.3	14,078
MGM RESORTS INTERNATIONAL	735	21,024	0.4	21,190
MOHAWK INDUSTRIES INC	6	1,110	0.0	1,198
NETFLIX INC	19	2,399	0.0	2,352
NIKE INC -CL B	233	12,146	0.2	11,843
NEWELL RUBBERMAID INC	948	43,269	0.8	42,328
OMNICOM GROUP	48	4,139	0.1	4,085
O’REILLY AUTOMOTIVE INC	23	6,413	0.1	6,403
PRICELINE GROUP INC/THE	34	52,518	0.9	49,846
PULTEGROUP INC	46	906	0.0	846
POLARIS INDUSTRIES INC	30	2,426	0.0	2,472
PANERA BREAD COMPANY-CLASS A	25	5,132	0.1	5,127
ROYAL CARIBBEAN CRUISES LTD	17	1,373	0.0	1,395
RALPH LAUREN CORP	26	2,554	0.0	2,348
ROSS STORES INC	230	15,427	0.3	15,088
STARBUCKS CORP	68	3,945	0.1	3,775
SKECHERS USA INC-CL A	248	6,374	0.1	6,096
SCRIPPS NETWORKS INTER-CL A	36	2,525	0.0	2,569
STAPLES INC	523	5,101	0.1	4,733
TARGET CORP	167	12,866	0.2	12,063
TIFFANY & CO	128	10,423	0.2	9,911
TJX COMPANIES INC	300	23,321	0.4	22,539
TRIPADVISOR INC	322	15,096	0.3	14,931
TIME WARNER INC	60	5,778	0.1	5,792
UNDER ARMOUR INC-CLASS A	690	21,034	0.4	20,045

See accompanying notes to financial statements.

7

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Discretionary
ULTA SALON COSMETICS & FRAGR	25	$6,387	0.1%	$6,374
URBAN OUTFITTERS INC	320	9,844	0.2	9,114
VF CORP	145	8,268	0.1	7,736
VIACOM INC-CLASS B	183	6,427	0.1	6,423
WHIRLPOOL CORP	8	1,198	0.0	1,454
WYNN RESORTS LTD	287	25,601	0.5	24,828
YUM! BRANDS INC	184	11,383	0.2	11,653
Total Consumer Discretionary		805,281	14.4	780,279
Information Technology
ADOBE SYSTEMS INC	93	9,690	0.2	9,574
ANALOG DEVICES INC	67	4,867	0.1	4,866
ALLIANCE DATA SYSTEMS CORP	4	836	0.0	914
AUTODESK INC	148	11,569	0.2	10,953
AKAMAI TECHNOLOGIES INC	217	14,568	0.3	14,470
APPLIED MATERIALS INC	438	14,120	0.3	14,134
ACTIVISION BLIZZARD INC	378	13,876	0.3	13,650
AVAGO TECHNOLOGIES LTD	46	8,241	0.2	8,131
CA INC	152	4,629	0.1	4,829
SALESFORCE.COM INC	378	26,588	0.5	25,878
CISCO SYSTEMS INC	1,244	36,994	0.7	37,594
COGNIZANT TECH SOLUTIONS-A	156	8,782	0.2	8,741
CITRIX SYSTEMS INC	74	6,531	0.1	6,609
TABLEAU SOFTWARE INC-CL A	140	6,605	0.1	5,901
ELECTRONIC ARTS INC	35	2,791	0.1	2,757
EBAY INC	72	2,108	0.0	2,138
FACEBOOK INC-A	213	25,023	0.5	24,506
F5 NETWORKS INC	66	9,408	0.2	9,552
FLEETCOR TECHNOLOGIES INC	141	20,340	0.4	19,954
FIRST SOLAR INC	60	2,046	0.0	1,925
ALPHABET INC-CL C	37	28,579	0.5	28,557
HEWLETT-PACKARD CO	1,356	20,820	0.4	20,123
INTL BUSINESS MACHINES CORP	50	8,317	0.2	8,299
INTEL CORP	246	8,369	0.2	8,922
INTUIT INC	75	8,611	0.2	8,596
JUNIPER NETWORKS INC	90	2,555	0.0	2,543
LINEAR TECHNOLOGY CORP	164	10,203	0.2	10,225
MASTERCARD INC	288	29,861	0.6	29,736
MICROCHIP TECHNOLOGY INC	146	9,423	0.2	9,366
MICROSOFT CORP	120	7,447	0.1	7,457
MOTOROLA SOLUTIONS INC	94	7,759	0.1	7,792
MICRON TECHNOLOGY INC	328	7,290	0.1	7,190
MAXIM INTEGRATED PRODUCTS	156	6,076	0.1	6,017
SERVICENOW INC	66	5,194	0.1	4,906
NETAPP INC	599	21,545	0.4	21,127
NVIDIA CORP	175	19,817	0.3	18,679
ORACLE CORP	199	7,727	0.1	7,652
PANDORA MEDIA INC	321	4,307	0.1	4,186
PALO ALTO NETWORKS INC	113	14,290	0.3	14,131
PAYPAL HOLDINGS INC	437	17,145	0.3	17,248
QUALCOMM INC	504	33,931	0.6	32,861
QORVO INC	20	1,130	0.0	1,055

See accompanying notes to financial statements.

8

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Information Technology
RED HAT INC	15	$1,173	0.0%	$1,045
SYMANTEC CORP	674	16,160	0.3	16,102
TWITTER INC	128	2,102	0.0	2,086
TEXAS INSTRUMENTS INC	96	6,947	0.1	7,005
VISA INC-CLASS A SHARES	386	30,286	0.6	30,116
VERISIGN INC	69	5,613	0.1	5,249
VERSUM MATERIALS INC	(1)	(12)	(0.0)	(14)
WORKDAY INC-CLASS A	294	19,887	0.4	19,430
WESTERN DIGITAL CORP	78	5,384	0.1	5,300
WESTERN UNION CO	183	4,009	0.1	3,975
XILINX INC	30	1,760	0.0	1,811
XEROX CORP	1,607	15,025	0.3	14,029
YAHOO! INC	330	12,757	0.2	12,761
APPLE INC	52	5,840	0.1	6,023
Total Information Technology		636,939	11.6	628,662
Consumer Staples
ARCHER-DANIELS-MIDLAND CO	344	15,303	0.3	15,704
CONAGRA FOODS INC	45	1,726	0.0	1,780
COLGATE-PALMOLIVE CO	1,159	76,411	1.4	75,845
CLOROX COMPANY	60	6,940	0.1	7,201
COSTCO WHOLESALE CORP	47	7,560	0.1	7,525
CAMPBELL SOUP CO	27	1,474	0.0	1,633
CVS CAREMARK CORP	110	8,756	0.2	8,680
ESTEE LAUDER COMPANIES-CL A	394	30,347	0.6	30,137
GENERAL MILLS INC	379	23,488	0.4	23,411
KELLOGG CO	281	20,276	0.4	20,713
KIMBERLY-CLARK CORP	568	64,685	1.2	64,820
COCA-COLA CO/THE	1,413	58,129	1.1	58,583
KROGER CO	63	2,182	0.0	2,174
MONDELEZ INTERNATIONAL INC-A	362	16,161	0.3	16,047
MEAD JOHNSON NUTRITION CO	476	34,031	0.6	33,682
MONSTER BEVERAGE CORP	32	1,417	0.0	1,419
PEPSICO INC	277	28,570	0.5	28,982
PROCTER & GAMBLE CO/THE	266	22,280	0.4	22,365
PHILIP MORRIS INTERNATIONAL	149	13,346	0.3	13,632
SYSCO CORP	344	19,075	0.4	19,047
MOLSON COORS BREWING CO -B	190	18,323	0.3	18,489
TYSON FOODS INC-CL A	207	12,891	0.2	12,768
WALGREENS BOOTS ALLIANCE INC	68	5,739	0.1	5,628
WHOLE FOODS MARKET INC	117	3,610	0.1	3,599
WAL-MART STORES INC	200	14,249	0.3	13,824
Total Consumer Staples		506,969	9.4	507,688
Health Care
AGILENT TECHNOLOGIES INC	142	6,205	0.1	6,470
AMERISOURCEBERGEN CORP	84	6,512	0.1	6,568
ABBOTT LABORATORIES	807	30,809	0.6	30,997
AETNA INC	167	21,100	0.4	20,710
ALEXION PHARMACEUTICALS INC	10	1,182	0.0	1,223
ANTHEM INC	31	4,472	0.1	4,457
BAXTER INTERNATIONAL INC	649	28,685	0.5	28,777
CR BARD INC	5	1,050	0.0	1,123
BECTON DICKINSON AND CO	63	10,407	0.2	10,430

See accompanying notes to financial statements.

9

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Health Care
BROOKDALE SENIOR LIVING INC	116	$1,380	0.0%	$1,441
BLUEBIRD BIO INC	109	7,052	0.1	6,725
BIOMARIN PHARMACEUTICAL INC	7	570	0.0	580
CARDINAL HEALTH INC	69	5,000	0.1	4,966
CERNER CORP	559	26,743	0.5	26,480
COMMUNITY HEALTH SYSTEMS INC	331	3,516	0.0	1,850
GILEAD SCIENCES INC	179	13,165	0.2	12,818
HOLOGIC INC	60	2,213	0.0	2,407
ILLUMINA INC	80	9,938	0.2	10,243
INCYTE CORP	106	10,761	0.2	10,629
INTUITIVE SURGICAL INC	14	8,695	0.2	8,878
JOHNSON & JOHNSON	204	22,711	0.4	23,503
LABORATORY CRP OF AMER HLDGS	30	3,726	0.1	3,851
MCKESSON CORP	89	12,625	0.2	12,500
MERCK & CO. INC.	430	26,167	0.5	25,314
PFIZER INC	266	8,358	0.2	8,640
REGENERON PHARMACEUTICALS	13	4,752	0.1	4,772
THERMO FISHER SCIENTIFIC INC	165	23,276	0.4	23,281
UNITEDHEALTH GROUP INC	89	14,377	0.3	14,244
UNITED THERAPEUTICS CORP	9	1,097	0.0	1,291
VERTEX PHARMACEUTICALS INC	100	7,707	0.1	7,367
DENTSPLY INTERNATIONAL INC	18	1,089	0.0	1,039
Zimmer Biomet Holdings Inc	212	21,636	0.4	21,878
Total Healthcare		346,976	6.4	345,452
Energy
APACHE CORP	134	8,696	0.2	8,505
ANADARKO PETROLEUM CORP	88	6,166	0.1	6,136
BAKER HUGHES INC	662	43,009	0.8	43,010
CONTINENTAL RESOURCES INC/OK	231	12,870	0.2	11,906
CABOT OIL & GAS CORP	173	3,743	0.1	4,041
CONOCOPHILLIPS	360	18,425	0.3	18,050
CHEVRON CORP	46	5,323	0.1	5,414
CONCHO RESOURCES INC	82	11,173	0.2	10,873
DEVON ENERGY CORPORATION	287	13,634	0.2	13,107
EOG RESOURCES INC	466	48,266	0.9	47,113
EQT CORP	12	784	0.0	785
HALLIBURTON CO	252	13,613	0.3	13,631
HESS CORP	183	11,482	0.2	11,399
HELMERICH & PAYNE	361	28,869	0.5	27,941
KINDER MORGAN INC	1,728	36,710	0.7	35,787
MARATHON PETROLEUM CORP	44	2,171	0.0	2,215
MARATHON OIL CORP	1,703	31,149	0.5	29,479
MURPHY OIL CORP	135	4,450	0.1	4,203
NOBLE ENERGY INC	126	4,927	0.1	4,796
NABORS INDUSTRIES LTD	393	6,387	0.1	6,445
NEWFIELD EXPLORATION CO	97	4,158	0.1	3,929
NATIONAL OILWELL VARCO INC	99	3,727	0.1	3,707
ONEOK INC	220	12,388	0.2	12,630
OCCIDENTAL PETROLEUM CORP	38	2,763	0.1	2,707
PIONEER NATURAL RESOURCES CO	48	9,054	0.2	8,643
RANGE RESOURCES CORP	24	873	0.0	825

See accompanying notes to financial statements.

10

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Energy
SPECTRA ENERGY CORP	966	$39,426	0.7%	$39,693
SOUTHWESTERN ENERGY CO	940	10,622	0.2	10,171
TESORO CORP	101	8,839	0.2	8,832
WHITING PETROLEUM CORP	272	3,222	0.1	3,269
CIMAREX ENERGY CO	53	7,114	0.1	7,203
Total Energy		414,033	7.5	406,445
Basic Materials
AIR PRODUCTS & CHEMICALS INC	96	14,060	0.3	13,807
CF INDUSTRIES HOLDINGS INC	27	729	0.0	850
DOW CHEMICAL CO/THE	282	16,489	0.3	16,136
ECOLAB INC	34	3,928	0.1	3,985
EASTMAN CHEMICAL CO	46	3,395	0.1	3,460
FREEPORT-MCMORAN COPPER	1,932	27,976	0.5	25,483
INTERNATIONAL PAPER CO	111	5,923	0.1	5,890
MARTIN MARIETTA MATERIALS	39	8,655	0.2	8,640
NEWMONT MINING CORP	156	4,912	0.1	5,315
NUCOR CORP	643	40,871	0.7	38,271
PPG INDUSTRIES INC	189	18,315	0.3	17,909
PRAXAIR INC	17	2,085	0.0	1,992
UNITED STATES STEEL CORP	824	29,101	0.5	27,200
Liberty Global PLC-A	20	663	0.0	612
Total Basic Materials		177,102	3.1	169,550
Utilities
AMERICAN ELECTRIC POWER	31	1,947	0.0	1,952
CENTERPOINT ENERGY INC	210	5,051	0.1	5,174
DOMINION RESOURCES INC/VA	99	7,561	0.1	7,583
DUKE ENERGY CORP	172	12,646	0.2	13,351
CONSOLIDATED EDISON INC	19	1,319	0.0	1,400
EDISON INTERNATIONAL	65	4,465	0.1	4,679
EXELON CORP	127	4,480	0.1	4,507
FIRSTENERGY CORP	362	11,285	0.2	11,211
NEXTERA ENERGY INC	78	9,245	0.2	9,318
NRG ENERGY INC	59	667	0.0	723
P G & E CORP	189	11,253	0.2	11,486
PPL CORP	528	17,602	0.3	17,978
SOUTHERN CO/THE	346	16,319	0.3	17,020
Total Utilities		103,840	2.0	106,382
Telecommunication Services
CENTURYLINK INC	1,688	40,725	0.7	40,140
T-MOBILE US INC	278	15,890	0.3	15,988
Total Telecommunication Services		56,615	1.0	56,128

Total common stock - United States		5,007,327	91.3%	$4,930,052
Bermuda
Consumer Discretionary - SIGNET JEWELERS LTD	18	1,689	0.0	1,697
Financials - XL GROUP Ltd.	28	1,036	0.0	1,043
Total common stock - Bermuda		2,725	0.0%	2,740
China
ALIBABA GROUP HOLDING-SP ADR	495	44,502	0.8	43,466
BAIDU INC - SPON ADR	50	8,218	0.2	8,220
Total common stock China		52,720	1.0%	51,686

See accompanying notes to financial statements.

11

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
Ireland
Health Care
MEDTRONIC PLC	734	$52,757	1.0%	$52,283
MALLINCKRODT PLC	143	7,484	0.1	7,124
ENDO INTERNATIONAL PLC	462	7,291	0.1	7,609
Industrial Goods
EATON CORP PLC	243	16,337	0.3	16,303
INGERSOLL-RAND PLC	510	38,966	0.7	38,271
Consumer Discretionary - JOHNSON CONTROLS INC	902	38,988	0.7	37,153
Information Technology
SEAGATE TECHNOLOGY	459	17,984	0.3	17,520
ACCENTURE PLC-CL A	26	3,068	0.1	3,045
Total common stock - Ireland		182,875	3.3%	179,308
Israel
Health Care - TEVA PHARMACEUTICAL-SP ADR	931	34,004	0.6%	33,749

Netherlands
Basic Materials - LYONDELLBASELL INDU-CL A	320	28,236	0.5	27,450
Information Technology - NXP SEMICONDUCTORS NV	237	23,071	0.4	23,228
Energy - SCHLUMBERGER LTD	69	5,897	0.1	5,793
Health Care - MYLAN INC	80	3,017	0.1	3,052
Total common stock - Netherlands		60,221	1.1%	59,523
Switzerland
Financials - CHUBB CORP	31	4,078	0.1	4,096
Information Technology - TE CONNECTIVITY LTD	21	1,403	0.0	1,455
Total common stock - Switzerland		5,481	0.1%	5,551
United Kingdom
Telecommunication Services - VODAFONE GROUP PLC	2,007	50,304	0.9	49,031
Financials - AON PLC	125	13,995	0.3	13,941
Consumer Staples - COCA-COLA ENTERPRISES	361	11,539	0.2	11,335
Basic Materials - FMC TECHNOLOGIES INC	146	5,065	0.1	5,187
Consumer Discretionary - DELPHI AUTOMOTIVE PLC	44	3,042	0.1	2,963
Energy - NOBLE CORP PLC	450	2,789	0.0	2,664
Total common stock - United Kingdom		86,734	1.6%	85,121
Total common stock		$5,432,087	99.0%	$5,347,730
Real Estate Investment Trust - United States
Financials
AMERICAN TOWER CORP	22	2,338	0.0	2,325
BOSTON PROPERTIES INC	8	980	0.0	1,006
CROWN CASTLE INTL CORP	27	2,208	0.0	2,343
GENERAL GROWTH PROPERTIES	139	3,483	0.1	3,472
WELLTOWER INC	23	1,471	0.0	1,539
HCP INC	351	10,126	0.2	10,432
HOST HOTELS & RESORTS INC	1,581	29,645	0.6	29,786
KIMCO REALTY CORP	690	17,380	0.3	17,360
PROLOGIS INC	62	3,114	0.1	3,273
PUBLIC STORAGE	24	5,219	0.1	5,364
SIMON PROPERTY GROUP INC	129	23,199	0.4	22,920
VORNADO REALTY TRUST	39	4,026	0.1	4,070
VENTAS INC	157	9,555	0.2	9,816
WEYERHAEUSER CO	84	2,519	0.0	2,528
Telecommunication Services - SBA COMMUNICATIONS CORP	9	864	0.0	929
Health Care - QUALITY CARE PROPERTIES	1	9	0.0	9
Total Real Estate Investment Trusts - United States		$116,136	2.2%	$117,172

See accompanying notes to financial statements.

12

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
SCHEDULE OF INVESTMENTS

December 31, 2016

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Exchange Traded Products - United States
Financials
POWERSHARES QQQ TRUST SERIES	300	$35,763	0.7%	$35,544
SPDR S&P 500 ETF TRUST	282	63,770	1.2	63,035
Total Exchange Traded Porducts - United States		$99,533	1.8%	$98,579
Master Limited Partnership - United States
Energy - ENERGY TRANSFER EQUITY LP	169	2,703	0.1	3,263
Utilities - ENERGY TRANSFER PARTNERS LP	105	3,583	0.1	3,760
Total Master Limited Partnerships - United States		$6,286	0.2%	$7,023
Total investments in securities, at fair value		$5,654,042	103.2%	$5,570,504

See accompanying notes to financial statements.

13

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

NuWave Large Cap Active Alpha L.P. (the “Partnership”) is a Delaware limited partnership that commenced operations on September 1, 2014. The Partnership was organized for the purpose of trading and investing in securities. The Partnership is a “master” portfolio in a “master-feeder” portfolio structure. Through this mechanism, the Partnership sells Interests to, and acts as a central investment mechanism for other investment vehicles managed by the NuWave Investment Management, LLC (the “General Partner”, or an affiliate thereof), including NuWave Equity Enhanced Fund LP, a Delaware limited partnership (“Equity Enhanced Fund”).

Prior to January 1, 2016, both the Partnership and Equity Enhanced Fund (with respect to a certain portion of Equity Enhanced Fund LP’s capital) were “feeder funds” within a “master-feeder” portfolio structure in which NuWave Large Cap Active Alpha Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company incorporated in December 2012, acted as the “master” portfolio and traded pursuant to the General Partner’s Large Cap Active Alpha Portfolio. In an effort to consolidate entities within the “master-feeder” structure and reduce legal, administrative and audit costs related thereto, the “master-feeder” structure was altered, effective January 1, 2016, such that Equity Enhanced Fund continued to act as a “feeder fund” (with respect to a certain portion of Equity Enhanced Fund’s capital) and the Partnership acts as the “master” portfolio.

Effective January 1, 2016, all positions attributable to the Master Fund were transferred to the Partnership in connection with the Partnership’s full redemption of shares from the Master Fund. As of the same date, Equity Enhanced Fund also redeemed its shares in the Master Fund and subscribed for limited partnership interests in the Partnership.

The financial statements of the Partnership as of and for the year ended December 31, 2016 were previously issued under the date of March 17, 2017. In order to comply with the standard financial statement presentation for mutual funds, certain additional requested disclosures were made subsequent to March 17, 2017. Such revisions do not change the amounts of previously reported net asset value or net income.

The General Partner is registered with the United States Securities and Exchange Commission as an investment adviser under the investment Adviser Act of 1940.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (the “Codification”).

The Partnership is an investment company that follows the accounting and reporting guidance of the Financial Services – Investment Companies Topic of the Codification.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

14

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, which are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

The Partnership values investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last reported sales price as of the valuation date.

The Partnership records its investments at fair value. Gains and losses from investments are included in net change in unrealized appreciation or (depreciation) on investments and net realized gain (loss) on investments in the statement of operations.

15

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in realized and unrealized gain (loss) on investments and foreign currency transactions in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Realized gains and losses on investment transactions are determined using cost calculated on a first in first out basis. Brokerage commissions and other trading fees are reflected as an adjustment to cost at the time of the transaction.

Income Taxes

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. The Partnership files an income tax return in the U.S. federal jurisdiction. Generally, the Partnership is subject to income tax examinations by the U.S. federal taxing authority during the three year period prior to the period covered by these financial statements.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that there is no tax expense or interest expense related to uncertainties in tax positions, and that it has not incurred any liability for unrecognized tax benefits as of December 31, 2016. The Partnership’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions in determining the amounts disclosed in the financial statements. Actual results could differ from those estimates.

16

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets measured at fair value as of December 31, 2016 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks(1)	5,348	—	—	5,348
Real Estate Investment Trust(1)	117	—	—	117
Exchange Traded Products(1)	99	—	—	99
Master Limited Partnership(1)	7	—	—	7
Total assets	$5,571	$—	$—	$5,571

(1)	See the Condensed Schedule of Investments for the fair values by country and industry within this category.

The Partnership recognizes transfers between hierarchy levels at the beginning of the reporting period. During the year ended December 31, 2016, the Partnership did not have any transfers between any of the levels of fair value hierarchy.

3.	Deposits with securities broker

The Partnership deposits cash and securities with a securities broker, subject to Securities and Exchange Commission regulations and broker requirements. Margin requirements are satisfied by the deposit of cash and securities with such securities broker. Accordingly, assets used to meet margin and other broker or regulatory requirements are partially restricted. The Partnership earns or pays interest on amounts on deposit with, or borrowed from, such securities broker.

4.	Partners’ capital

The Partnership offers Class X Limited Partnership Interests, Class B Limited Partnership Interests, Class B1 Limited Partnership Interests, Class B2 Limited Partnership Interests and Class B3 Limited Partnership Interests (collectively, the “Interests”). Class X Limited Partnership Interests, Class B Limited Partnership Interests, Class B1 Limited Partnership Interests, Class B2 Limited Partnership Interests and Class B3 Limited Partnership Interests are identical in all respects, except that (i) Class X Limited Partnership Interests are not subject to the Performance Allocation, have different liquidity terms and may only be purchased by Equity Enhanced Fund, (ii) Class B3 Limited Partnership Interests have different liquidity and minimum investment terms, (iii) Class B2 Limited Partnership Interests are subject to a Distribution Fee, and (iv) Class B1 Limited Partnership Interests are nonvoting interests. During the year ended December 31, 2016, the Partnership had Class X and Class B Interests outstanding.

17

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

4.	Partners’ capital (continued)

In accordance with the limited partnership agreement (the “Agreement”), profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership. Subject to certain limitations, generally 30% of the return attributable to Class B Limited Partnership Interests, that is in excess of the return generated by the S&P 500 Total Return Index during the quarter, is reallocated (the “Performance Allocation”) to the General Partner. The Performance Allocation is subject to a loss carryforward provision. The General Partner will not receive a Performance Allocation with respect to Class X Limited Partnership Interests.

Generally, a limited partner may make a capital contribution to the Fund on the first business day of any month and capital withdrawals of all or a portion of its capital account as of the last day of any month.

5.	Related party transactions

The General Partner of the Partnership is also the General Partner of Equity Enhanced Fund, and the Investment Manager of the Partnership. The Partnership does not presently pay the General Partner a monthly management fee.

Certain Class B Limited Partners are affiliated with the General Partner. The aggregate value of the affiliated Class B Limited Partners’ share of partners’ capital at December 31, 2016 is $1,245,089. Such Limited Partners are not charged the Performance Allocation.

Certain limited partners have special redemption rights as provided for in the Agreement.

6.	Administrative fee

Gemini Hedge Fund Services, LLC (the “Administrator”) serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

7.	Market and credit risks

The Partnership engages in the speculative trading of equity securities and securities sold short. Such trading activities expose the Partnership to both market risk, the risks arising from changes in fair value, and credit risk, and the risk of failure by another party to perform according to the terms of contract.

Risks arise from short sales due to the possible illiquidity of the securities markets and from potential adverse movements in security values. Theoretically, short sales expose the Partnership to potentially unlimited liability as the Partnership’s ultimate obligation to purchase a security sold short may exceed the amount recorded in the statement of financial condition.

The Partnership has a substantial portion of its assets on deposit with its securities broker and other financial institutions in connection with its trading of equity securities and its cash management activities. Assets deposited with its securities broker and other financial institutions in connection with the Partnership’s trading activities are partially restricted due to deposit, margin or collateral requirements. In the event of a financial institution’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits.

18

NUWAVE LARGE CAP ACTIVE ALPHA L.P.
NOTES TO FINANCIAL STATEMENTS

7.	Market and credit risks (continued)

The General Partner has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so. The Limited Partners bear the risk of loss only to the extent of the fair value of their respective investments and, in certain specific circumstances, distributions and redemptions received.

8.	Financial highlights

Financial highlights for the year ended December 31, 2016 are as follows:

Total return	16%

Expenses	0.00%
Expenses charged to Partnership	(0.10)
Expenses pad by General Partner	0.10
Net expenses	0.00%

Net investment income (loss)	2.2%

Portfolio turnover rate	1,700%

Financial highlights are calculated for each class taken as a whole. An individual limited partner’s return and ratios may vary based on different incentive and/or management fee arrangements, and the timing of capital transactions.

9.	Indemnifications

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

10.	Subsequent events

During the period January 1, 2017 through October 26, 2017, there was no capital activity by limited partners.

The General Partner has notified the limited partners that the General Partner plans on converting the NuWave Equity Enhanced Fund, LP to a registered investment company (mutual fund), with the anticipated conversion occurring during the fourth quarter of 2017.

The General Partner has evaluated subsequent events through October 26, 2017, the date the financial statements were available to be issued, and has determined that there are no other subsequent events that require disclosure.

19

NUWAVE EQUITY ENHANCED FUND LP

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2015

(INCLUDING THE FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT OF

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.)

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE EQUITY ENHANCED FUND LP

NUWAVE EQUITY ENHANCED FUND LP
MASTER INDEX

Section

NuWave Equity Enhanced Fund LP	I
Financial Statements and Independent Auditor’s Report As of December 31, 2015 and for the year then ended

NuWave Large Cap Active Alpha Master Fund Ltd.	II
Financial Statements and Independent Auditor’s Report As of December 31, 2015 and for the year then ended

NUWAVE EQUITY ENHANCED FUND LP

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2015

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE EQUITY ENHANCED FUND LP

NUWAVE EQUITY ENHANCED FUND LP
CONTENTS

Affirmation of the Commodity Pool Operator	1

Independent Auditor’s Report	2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Schedule of Investments	6-7

Notes to Financial Statements	8-16

NUWAVE EQUITY ENHANCED FUND LP

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31, 2015 is accurate and complete.

Troy W. Buckner, President NuWave Investment Management, LLC Investment Manager, NuWave Equity Enhanced Fund LP

Commodity Pool Operator:

NuWave Investment Management, LLC

35 Waterview Blvd.

Parsippany, NJ 07054

(973) 888-6800

Commodity Pool:

NUWAVE EQUITY ENHANCED FUND LP

201 International Circle, Suite 400	Toll Free: 855.787.0001
Hunt Valley, Maryland 21030	Telephone: 410.771.0001
www.arthurbellcpas.com	Fax: 410.785.9784

INDEPENDENT AUDITOR’S REPORT

To the Partners

NuWave Equity Enhanced Fund LP

We have audited the accompanying financial statements of NuWave Equity Enhanced Fund LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2015, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NuWave Equity Enhanced Fund LP as of December 31, 2015, and the results of its operations and the changes in its net asset value for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Hunt Valley, Maryland

October 10, 2017

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF FINANCIAL CONDITION

December 31, 2015

Assets

Investment in NuWave Large Cap Active Alpha Master Fund Ltd., at fair value	$4,169,456
Cash	586,570
Due from broker	1,304,080

$6,060,106
Liabilities and partners’ capital

Liabilities
Derivative contracts, at fair value	$14,157
Due to related parties	731
Accrued expenses and other liabilities	16,245
Total liabilities	31,133

Partners’ capital	$6,028,973

See accompanying notes to financial statements.

3

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income (loss) allocated from NuWave Large Cap Active Alpha Master Fund Ltd.
Dividend income	$92,116
Dividend expense	(600)
Professional fees and other	(123)
Total net investment income (loss) allocated from NuWave Large Cap Active Alpha Master Fund Ltd.	91,393

Partnership expenses
Management fee	(58,017)
Administrative fee	(6,000)
Bank fees	(426)
Total Partnership expenses	(64,443)

Net investment income (loss)	26,950

Realized and unrealized gain (loss) on investments allocated from NuWave Large Cap Active Alpha Master Fund Ltd.
Net realized gain (loss) on securities and foreign currency transactions	(139,000)
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	(28,687)

Net gain (loss) allocated from NuWave Large Cap Active Alpha Master Fund Ltd.	(167,687)

Partnership realized and unrealized gain (loss) on investments
Net realized gain (loss) on derivatives (net of commission fees of $7,427)	347,864
Net change in unrealized appreciation or (depreciation) on derivatives	(8,663)
Net realized gain (loss) on foreign currency transactions	(1,096)

Net gain (loss) on Partnership investments	338,105

Net income (loss)	$197,368

See accompanying notes to financial statements.

4

NUWAVE EQUITY ENHANCED FUND LP
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2015

	General	Limited
	Partner	Partners	Total

Partners’ capital, beginning of year	$—	$5,916,584	$5,916,584

Capital withdrawals	—	(99,778)	(99,778)

Capital contributions related to rebated management fees and incentive allocation	—	14,799	14,799

Net investment income (loss) allocated from NuWave Large Cap Active Alpha Master Fund Ltd.
Dividend income	—	92,116	92,116
Dividend expense	—	(600)	(600)
Professional fees and other	—	(123)	(123)

Partnership expenses
Management fee	—	(58,017)	(58,017)
Administrative fee	—	(6,000)	(6,000)
Bank fees	—	(426)	(426)

Realized and unrealized gain (loss) on investments allocated from NuWave Large Cap Active Alpha Master Fund Ltd.
Net realized gain (loss) on securities and foreign currency transactions	—	(139,000)	(139,000)
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	—	(28,687)	(28,687)

Net gain (loss) allocated from NuWave Large Cap Active Alpha Master Fund Ltd.

Partnership realized and unrealized gain (loss) on investments
Net realized gain (loss) on derivatives (net of commission fees of $7,427)	—	347,864	347,864
Net change in unrealized appreciation or (depreciation) on derivatives	—	(8,663)	(8,663)
Net realized gain (loss) on foreign currency transactions	—	(1,096)	(1,096)

Partners’ capital, end of year	$—	$6,028,973	$6,028,973

See accompanying notes to financial statements.

5

NUWAVE EQUITY ENHANCED FUND LP
SCHEDULE OF INVESTMENTS

Year Ended December 31, 2015

	Number of	Notional		Percentage of	Fair
	Contracts	Amount	Maturity	Net Assets	Value

Derivative contracts, at fair value

Long futures contracts

Commodity Prices
Agriculture
Cocoa Future	1	$32,660	March 2016	(0.0)%	$(550)
Cocoa Future	4	132,243	May 2016	(0.1)	(3,963)
Cotton No. 2 Future	2	63,774	March 2016	(0.0)	(494)
Sugar #11 World	4	64,054	March 2016	0.1	4,221
Interest Rate
90 Day Euro Dollar Future	14	3,463,657	December 2016	(0.1)	(6,707)
90 Day Sterling Future	60	11,432,815	December 2016	(0.2)	(13,319)
Australian 10yr Bond Future	4	370,163	March 2016	0.0	196
Euro Bund Future	17	2,872,928	March 2016	(0.1)	(8,602)
Japanese 10yr Bond Future	1	1,205,663	March 2016	0.1	3,575
Long Gilt Future	16	2,818,042	March 2016	(0.1)	(7,133)
US 10yr Note (CBT)	9	1,137,049	March 2016	(0.1)	(3,892)
Metal
LME Aluminum Future	3	113,744	January 2016	(0.0)	(831)
Total Commodity Prices				(0.6)	(37,499)

Equity Price
Index
CAC 40 10 Euro Future	1	50,158	January 2016	0.0	478
FTSE/MIB Index Future	1	116,337	March 2016	0.0	690
S&P 500 E Mini Future	1	100,544	March 2016	0.0	1,231
Total Equity Price				0.0	2,399

Total long futures contracts				(0.6)%	$(35,100)

See accompanying notes to financial statements.

6

NUWAVE EQUITY ENHANCED FUND LP
SCHEDULE OF INVESTMENTS

Year Ended December 31, 2015

	Number of	Notional		Percentage of	Fair
	Contracts	Amount	Maturity	Net Assets	Value

Derivative contracts, at fair value
Short futures contracts

Commodity Prices
Agriculture
Coffee ‘C’ Future	(4)	$(180,409)	May 2016	(0.2)%	$(12,791)
Corn Future	(16)	(300,714)	March 2016	0.2	13,714
Lean Hogs Future	(4)	(101,078)	April 2016	(0.1)	(4,442)
Live Cattle Future	(3)	(158,439)	February 2016	(0.1)	(5,720)
Soybean Future	(5)	(218,165)	March 2016	0.0	2,102
Wheat Future	(1)	(23,507)	March 2016	0.0	7
Wheat Future	(12)	(287,500)	May 2016	0.0	1,600
Energy
Gasoline Rbob Future	(2)	(103,244)	February 2016	(0.1)	(3,520)
Natural Gas Future	(6)	(137,804)	February 2016	(0.0)	(2,416)
NY Harb ULSD Future	(3)	(164,545)	February 2016	0.4	22,934
WTI Crude Future	(4)	(145,141)	February 2016	(0.1)	(3,019)
Metal
Copper Future	(4)	(213,388)	March 2016	(0.0)	(112)
Gold 100 oz. Future	(8)	(856,852)	February 2016	0.1	8,692
LME Aluminum Future	(4)	(155,042)	January 2016	0.1	4,491
LME Aluminum Future	(1)	(37,459)	February 2016	(0.0)	(293)
LME Aluminum Future	(3)	(113,700)	March 2016	0.0	638
LME Copper Future	(1)	(115,000)	February 2016	(0.1)	(2,764)
LME Copper Future	(1)	(115,099)	March 2016	(0.0)	(2,608)
Platinum Future	(5)	(220,270)	April 2016	(0.1)	(3,030)
Silver Future	(1)	(70,320)	March 2016	0.0	1,305
Total Commodity Prices				0.2	14,768

Equity Price
Index
DAX Index Future	(1)	(288,308)	March 2016	(0.1)	(3,380)
FTSE 100 Index Future	(2)	(181,495)	March 2016	(0.1)	(4,959)
Hang Seng Index Future	(4)	(564,605)	January 2016	(0.0)	(748)
IBEX 35 Index Future	(1)	(105,191)	January 2016	0.0	2,017
Nikkei 225 (SGX) Future	(1)	(78,295)	March 2016	0.0	43
Russell 2000 Mini Future	(1)	(115,570)	March 2016	0.0	2,420
S&P/TSX 60 Index Future	(1)	(111,696)	March 2016	(0.0)	(269)
SPI 200 Future	(2)	(176,426)	March 2016	(0.2)	(12,293)
Total Equity Price				(0.3)	(17,169)

Foreign currency exchange rate
Currency
Australian Dollar Currency Future	(4)	(287,174)	March 2016	(0.1)	(3,466)
British Pound Currency Future	(7)	(663,425)	March 2016	0.3	18,813
Canadian Dollar Currency Future	(5)	(364,865)	March 2016	0.1	3,215
Euro FX Currency Future	(5)	(688,570)	March 2016	0.1	8,195
Japanese Yen Currency Future	(4)	(412,162)	March 2016	(0.1)	(4,463)
Mexican Peso Currency Future	(5)	(145,550)	March 2016	0.0	1,050
Total Foreign currency exchange rate				0.4	23,344
Total short futures contracts				0.4	20,943

Total derivative contracts, at fair value				(0.2)%	$(14,157)

See accompanying notes to financial statements.

7

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

NuWave Equity Enhanced Fund, LP (the “Partnership”), a Delaware investment limited partnership, commenced operations on April 1, 2013. The Partnership was organized for the purpose of trading and investing in futures contracts and a related Master Fund. The Partnership is managed by NuWave Investment Management, LLC (the “General Partner”). Refer to the Partnership’s offering memorandum for more information.

The Partnership invests substantially all of its assets through a master-feeder structure in NuWave Large Cap Active Alpha Master Fund Ltd. (the “Master Fund”), an investment company that has the same investment objectives as the Partnership. The financial statements of the Master Fund, including the condensed schedule of investments, are included elsewhere in this report and should be read with the Partnership’s financial statements. The Partnership owns approximately 80% of the Master Fund at December 31, 2015.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Partnership is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 946.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Cash and Cash Equivalents

Cash represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for the purpose of meeting short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions.

Valuation of Investment in NuWave Large Cap Active Alpha Master Fund Ltd.

The Partnership records its investment in the Master Fund at fair value. Valuation of investments held by the Master Fund, including, but not limited to the valuation techniques used and categorization within the fair value hierarchy of investments, are discussed in the notes to the Master Fund financial statements included elsewhere in this report.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

8

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

In determining fair value, the Partnership uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Partnership’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

The Partnership values investments in securities and securities sold short that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last reported sales price as of the valuation date.

The Partnership records its derivative activities at fair value. Gains and losses from derivative contracts are included in net change in unrealized appreciation or (depreciation) on derivatives and net realized gain (loss) on derivatives in the statement of operations. Derivative contracts include future contracts related to foreign currencies, equity prices or commodity prices.

9

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Partnership does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain (loss) on investments in the statement of operations.

Investment Transactions and Related Investment Income

The Partnership records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Partnership incurs and accrues its own expenses. Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis.

Income Taxes

The Partnership applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Partnership is subject to income tax examinations by the U.S. federal taxing authority since its inception.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that there is no tax expense or interest expense related to uncertainty in tax positions, and that it has not incurred any liability for unrecognized tax benefits as of December 31, 2015. The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

10

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies (continued)

Offsetting of Assets and Liabilities

Amounts due from and due to brokers are presented on a net basis, by counterparty, to the extent the Partnership has the legal right to offset the recognized amounts and intends to settle on a net basis. The Partnership presents on a net basis the fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting agreement.

2.	Fair value measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 1.

The following table presents information about the Partnership’s assets measured at fair value as of December 31, 2015 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Derivative contracts
Future contracts	$102	$—	$—	$102
Less: Master netting arrangements	(102)	—	—	(102)
	$—	$—	$—	$—

The following table presents information about the Partnership’s liabilities measured at fair value as of December 31, 2015 (in thousands):

	Level 1	Level 2	Level 3	Total
Liabilities (at fair value)

Derivative contracts
Future contracts	$116	$—	$—	$116
Less: Master netting arrangements	(102)	—	—	(102)
	$14	$—	$—	$14

3.	Due from broker

Due from broker includes cash balances held with brokers, receivables and payables from unsettled trades and collateral on derivative transactions. Amounts due from brokers may be restricted to the extent that they serve as deposits for certain marketable securities. At December 31, 2015, due from broker includes unrestricted cash of $1,301,678. Due from broker may include both U.S. and foreign denominated currencies.

11

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

3.	Due from broker (continued)

In the normal course of business, substantially all of the Partnership’s securities transactions, derivatives transactions, money balances, and security positions are transacted with the Partnership’s broker: Newedge. The Partnership is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Partnership’s management monitors the financial condition of the broker and does not anticipate any losses from this counterparty.

4.	Derivative contracts

In the normal course of business, the Partnership utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Partnership’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign currency exchange rate, commodity price, and equity price. In addition to its primary underlying risks, the Partnership is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

Futures Contracts

The Partnership may use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

The purchase and sale of futures requires margin deposits with a Futures Commission Merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Partnership each day, depending on the daily fluctuations in the value of the contract. The Partnership recognizes a gain or loss equal to the daily variation margin. Futures may reduce the Partnership’s exposure to counterparty risk since futures are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Partnership’s pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Credit-Risk-Related Contingent Features

The Partnership’s derivative contracts are subject to International Swaps and Derivatives Association (“ISDA”) Master Agreements which contain certain covenants and other provisions that may require the Partnership to post collateral on derivatives if the Partnership is in a net liability position with its counterparties exceeding certain amounts.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position at December 31, 2015 is $115,784. If the credit-risk-related contingent features underlying these agreements were triggered as of December 31, 2015, the Partnership would have been required to post additional collateral.

12

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Additionally, counterparties may immediately terminate these agreements and the related derivative contracts if the Partnership fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2015, the termination values of these derivative contracts were equal to one another.

Volume of Derivative Activities

At December 31, 2015, the volume of the Partnership’s derivative activities based on their notional amounts(a) and number of contracts, categorized by primary underlying risk, are as follows:

(notional amounts in thousands)

	Long exposure		Short exposure
	Notional	Number	Notional	Number
Primary underlying risk	amounts	of contracts	amounts	of contracts
Foreign currency exchange rate
Futures contracts	$—	—	$2,562	30
Equity price
Futures contracts	267	3	1,622	13
Commodity price
Futures contracts	23,707	135	3,718	88
	$23,974	138	$7,902	131

(a)	Notional amounts are presented net of identical offsetting derivative contracts.

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of financial condition as derivative contracts, categorized by primary underlying risk, at December 31, 2015. Balances are presented on a gross basis, prior to the application of the impact of counterparty and collateral netting. Total derivative assets and liabilities are adjusted on an aggregate basis to take into consideration the effects of master netting arrangements. The following table also identifies the realized and unrealized gain and loss amounts included in the statement of operations categorized by primary underlying risk, for the year ended December 31, 2015:

13

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

4.	Derivative contracts (continued)

Impact of Derivatives on the Statement of Financial Condition and Statement of Operations (continued)

(in thousands)

	Derivative	Derivative	Unrealized	Realized
Primary underlying risk	assets	liabilities	gain (loss)	gain (loss)
Foreign currency exchange rate
Futures contracts	$31	$8	$20	$126
Equity price
Futures contracts	7	22	(19)	(96)
Commodity price
Futures contracts	64	86	(10)	326

Gross Total	102	116	(9)	356
Less: Master netting arrangements	(102)	(102)	—	—
Less: Commission fees	—	—	—	(8)

Total	$—	$14	$(9)	$348

5.	Partners’ capital

The Partnership offers Class B Limited Partnership Interests and Class B3 Limited Partnership Interests (collectively, “Interests”). Class B Limited Partnership Interests and Class B3 Limited Partnership Interests are identical in all respects, except that Class B3 Limited Partnership Interests have different liquidity and minimum investment terms.

In accordance with the limited partnership agreement (the “Agreement”), profits and losses of the Partnership are allocated to partners according to their respective interests in the Partnership. Subject to certain limitations, generally 20% of the return attributable to each outstanding series of Interests during a calendar quarter that is in excess of the return generated by the S&P 500 Total Return allocated to the limited partners is reallocated (the “Incentive Allocation) to the Investment Manager of the Master Fund, on a quarterly basis, at the Master Fund level. To the extent the Incentive Allocation is allocated at the Master Fund level, no Incentive Allocation will be made at the Partnership level. The General Partner of the Partnership is also the Investment Manager of the Master Fund.

Generally, a limited partner may make a capital contribution to the Partnership on the first business day of any month and capital withdrawals of all or a portion of its capital account as of the last day of any month.

6.	Related party transactions

The Partnership pays the General Partner a monthly management fee in arrears on the first business day of each month, equal to 0.0833% of the aggregate net asset value determined as of the last day of the immediately preceding month, calculated prior to any withdrawals of capital as of such day.

Due to related parties represents amounts payable to the General Partner for expenses paid on behalf of the Partnership.

14

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

6.	Related party transactions (continued)

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2015 is approximately $6,029,000.

Certain limited partners have special management fee or redemption rights as provided for in the Agreement.

The General Partner has agreed to rebate the management fee and incentive allocation for certain limited partners. The discounted fee structure results in a rebate to their investment that is the difference between the Partnership’s normal fee and the discounted fees. The total management fee expense and incentive reallocation rebated for the year ended December 31, 2015 was $14,799.

7.	Administrative fee

U.S. Bancorp Fund Services, LLC served as the Partnership’s administrator and performed certain administrative and accounting services on behalf of the Partnership until November 30, 2015. Effective December 1, 2015 the Partnership hired Gemini Hedge Fund Services, LLC (the “Administrator”) to perform the administrative and accounting services on behalf of the Partnership.

8.	Financial highlights

Financial highlights for the year ended December 31, 2015 are as follows:

Total return before reallocation to the Investment Manager of NuWave Large Cap Active Alpha Master Fund Ltd.	3.4%
Reallocation to the Investment Manager of NuWave Large Cap Active Alpha Master Fund Ltd.	—
Total return after reallocation to the Investment Manager of NuWave Large Cap Active Alpha Master Fund Ltd.	3.4%

Ratio to average limited partners’ capital Expenses (including interest and dividends)	1.1%
Reallocation to Investment Manager of NuWave Large Cap Active Alpha Master Fund Ltd.	—
Expenses and reallocation to Investment Manager of NuWave Large Cap Active Alpha Master Fund Ltd.	1.1%

Net investment income (loss)	0.5%

Portfolio turnover rate	Not Applicable(1)

(1)	Not applicable as the Partnership did not hold or trade any securities during the year ended December 31, 2015.

15

NUWAVE EQUITY ENHANCED FUND LP
NOTES TO FINANCIAL STATEMENTS

8.	Financial highlights (continued)

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on participation in new issues, private investments, different incentive and/or management fee arrangements, and the timing of capital transactions. The net investment income (loss) ratio does not reflect the effects of the reallocation to the Investment Manager of the Master Fund.

9.	Indemnifications

In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

10.	Subsequent events

As of January 4, 2016, positions attributable to the NuWave Large Cap Active Alpha Master Fund with the fair value of $5,223,295 were transferred to NuWave Large Cap Active Alpha LP and accompanying changes to brokerage accounts, service agreements and offering documents have been implemented. The NuWave Equity Enhanced Fund LP redeemed its shares in the NuWave Large Cap Active Alpha Master Fund and subscribed for interests in NuWave Large Cap Active Alpha LP such that the NuWave Equity Enhanced Fund LP had the same percentage of interest in the new master portfolio as it held in the old master portfolio.

During the period January 1, 2016 through October 10, 2017, capital contributions and withdrawals by limited partners totaled $1,250,000 and $1,500,000 respectively.

The General Partner has notified the limited partners that the General Partner plans on converting the Partnership to a registered investment company (mutual fund), with the anticipated conversion occurring during the fourth quarter of 2017.

The General Partner has evaluated subsequent events through October 10, 2017, the date the financial statements were available to be issued, and has determined that there are no other subsequent events that require disclosure.

16

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2015

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE
COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY
POOL OPERATOR OF NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
CONTENTS

Affirmation of the Commodity Pool Operator	1

Independent Auditor’s Report	2

Financial Statements

Statement of Assets and Liabilities	3

Statement of Operations	4

Statement of Changes in Net Assets	5

Schedule of Investments	6-14

Notes to Financial Statements	15-20

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31, 2015 is accurate and complete.

Troy W. Buckner, President NuWave Investment Management, LLC Investment Manager NuWave Large Cap Active Alpha Master Fund Ltd.

Commodity Pool Operator

NuWave Investment Management, LLC

35 Waterview Blvd.

Parsippany, NJ 07054

(973) 888-6800

Commodity Pool:

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.

1

201 International Circle, Suite 400	Toll Free: 855.787.0001
Hunt Valley, Maryland 21030	Telephone: 410.771.0001
www.arthurbellcpas.com	Fax: 410.785.9784

INDEPENDENT AUDITOR’S REPORT

To the Shareholders

NuWave Large Cap Active Alpha Master Fund Ltd.

We have audited the accompanying financial statements of NuWave Large Cap Active Alpha Master Fund Ltd., which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2015, and the related statements of operations and changes in net assets for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NuWave Large Cap Active Alpha Master Fund Ltd. as of December 31, 2015, and the results of its operations and the changes in its net asset value for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Hunt Valley, Maryland

October 26, 2017

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
STATEMENT OF ASSETS AND LIABILITIES
(Expressed in United States Dollars)

December 31, 2015

Assets

Investments in securities, at fair value (cost $5,284,827)	$5,223,295
Due from broker	11,455
Dividends receivable	7,809
Total assets	5,242,559

Liabilities

Due to related parties	55
Total liabilities	55

Net assets	$5,242,504

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
STATEMENT OF OPERATIONS
(Expressed in United States Dollars)

Year Ended December 31, 2015

Investment income
Dividends (net of withholding taxes of $603)	$106,364

Expenses
Interest and dividends	(122)
Professional fees and other	(211)
Total expenses	(333)

Net investment income (loss)	106,031

Realized and unrealized gain (loss) on investments, foreign currency and derivatives
Net realized gain (loss) on investments and foreign currency transactions	(189,138)
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	(22,191)
Net gain (loss) on investments	(211,329)

Net change in net assets resulting from operations	$(105,298)

Expenses charged
Legal	$9,511
Administration	78,048
Audit and Tax	31,500
Total expenses	$119,059
Expenses paid by Investment Manager	(119,059)

Net result in expenses charged	$—

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
STATEMENT OF CHANGES IN NET ASSETS
(Expressed in United States Dollars)

Year Ended December 31, 2015

	Investment
	Manager	Shareholders	Total
Operations
Net investment income (loss)	$—	$106,031	$106,031
Net realized gain (loss) on investments and foreign currency transactions	—	(189,138)	(189,138)
Net change in unrealized appreciation or (depreciation) on investments and foreign currency transactions	—	(22,191)	(22,191)
Net change in net assets resulting from operations	—	(105,298)	(105,298)

Capital share transactions
Issuance of shares	—	850,000	850,000
Subscriptions related to rebated management fees		14,799	14,799
Redemption of shares	—	(134,926)	(134,926)
Net change in net assets resulting from capital share transactions	—	729,873	729,873

Net change in net assets	—	624,575	624,575

Net assets, beginning of year	—	4,617,929	4,617,929

Expenses charged
Legal		9,511	9,511
Administration		78,048	78,048
Audit and Tax		31,500	31,500
Total expenses		119,059	119,059
Expenses paid by Investment Manager		(119,059)	(119,059)

Net assets, end of year	$—	$5,242,504	$5,242,504

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Discretionary
ABERCROMBIE & FITCH CO	79	$2,015	0.0%	$2,133
ADVANCE AUTO PTS INC	71	10,529	0.2	10,686
AMAZON COM INC	46	30,388	0.6	31,091
AUTOZONE INC	71	53,353	1.0	52,676
BED BATH BEYOND INC	673	34,916	0.6	32,472
BEST BUY INC	103	3,037	0.1	3,136
H&R BLOCK INC	236	7,875	0.1	7,861
CARMAX INC	31	1,616	0.0	1,673
CARNIVAL CORP	409	21,404	0.4	22,282
CHIPOTLE MEXICAN GRILL INC	93	47,758	0.9	44,626
COACH INC	42	1,271	0.0	1,375
COMCAST CORPORATION SPL	458	26,508	0.5	25,845
D.R. HORTON INC	118	3,758	0.1	3,780
DARDEN RESTAURANTS INC	23	1,254	0.0	1,464
DISH NETWORK CORP	58	3,359	0.1	3,316
DOLLAR TREE INC	138	10,508	0.2	10,656
EXPEDIA INC	129	15,786	0.3	16,035
FOOT LOCKER INC	70	4,530	0.1	4,556
FORD MOTOR COMPANY	1,677	24,174	0.5	23,629
GAP INC	868	22,695	0.4	21,440
GENERAL MOTORS	615	21,372	0.4	20,916
GOODYEAR TIRE & RUBR CO	38	1,221	0.0	1,241
HANESBRANDS	188	5,402	0.1	5,533
HARLEY DAVIDSON INC	611	28,377	0.5	27,733
HASBRO INC	244	16,497	0.3	16,436
HILTON WORLDWIDE HOLDINGS INC	389	8,468	0.2	8,325
HOME DEPOT INC	406	53,488	1.0	53,694
INTERPUBLIC GROUP OF COS INC	69	1,562	0.0	1,606
JARDEN CORP	401	22,659	0.4	22,905
JOHNSON CTLS INC	49	1,960	0.0	1,935
KOHLS CORP	123	5,838	0.1	5,858
L BRANDS	44	4,183	0.1	4,216
LAS VEGAS SANDS CORP	191	8,445	0.2	8,373
LIBERTY INTERACTIVE CORP QVC	33	906	0.0	902
LOWES COS INC	548	41,561	0.8	41,670
MACYS INC	1,195	45,262	0.8	41,801
MARRIOTT INTERNATIONAL INC	61	4,111	0.1	4,089
MCDONALDS	145	17,045	0.3	17,130
MGM RESORT INTL	56	1,257	0.0	1,272
MOHAWK INDS INC	20	3,810	0.1	3,788
NETFLIX INC	259	31,373	0.6	29,624
NEWELL RUBBERMAID INC	342	14,977	0.3	15,075
NIKE INC CL B	179	11,446	0.2	11,188
NORDSTROM INC	833	44,576	0.8	41,492
O REILLY AUTOMOTIVE INC	133	34,430	0.6	33,705
POLARIS INDS INC	282	24,268	0.5	24,238
PRICELINE GROUP INC	4	5,098	0.1	5,100
RALPH LAUREN CORPORATION	153	17,331	0.3	17,056
ROYAL CARIBBEAN CRUISES LTD	22	2,200	0.0	2,227
SKECHERS U S A INC	435	13,355	0.3	13,141
STAPLES INC	1,888	18,237	0.3	17,879

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Discretionary
STARBUCKS CORP	581	$35,365	0.7%	$34,877
TARGET CORP	33	2,411	0.0	2,396
TIFFANY & CO	56	4,226	0.1	4,272
TIME WARNER INC	359	23,842	0.4	23,217
TRACTOR SUPPLY CO	24	2,051	0.0	2,052
TRIPADVISOR INC	19	1,571	0.0	1,620
TWTY-FRT CNTRY	771	21,978	0.4	20,940
ULTA SALON COSMETICS & FRAGRANCE	123	22,743	0.4	22,755
UNDER ARMOUR INC	556	45,161	0.9	44,819
URBAN OUTFITTERS INC	41	863	0.0	933
VF CORP	571	35,802	0.7	35,545
VIACOM INC CL B	216	8,961	0.2	8,891
WALT DISNEY COMPANY	373	40,482	0.7	39,195
WHIRLPOOL CORP	10	1,459	0.0	1,469
WYNDHAM WORLDWIDE CORP	56	4,274	0.1	4,068
WYNN RESORTS LTD	148	9,875	0.2	10,240
YUM BRANDS INC	34	2,494	0.0	2,484
Consumer Discretionary Total		1,101,007	20.6	1,080,653
Information Technology
ACTIVISION BLIZZARD INC	1,009	38,588	0.7	39,058
ADOBE SYS INC	33	3,098	0.1	3,100
AKAMAI TECHNOLOGIES INC	466	27,214	0.5	24,526
ALPHABET INC CLASS C	44	32,660	0.6	33,391
ANALOG DEVICES INC	255	14,950	0.3	14,107
APPLE INC	190	21,364	0.4	19,999
AUTODESK INC	585	36,266	0.7	35,644
AUTOMATIC DATA PROCESSING INC	64	5,417	0.1	5,422
AVAGO TECHNOLOGIES LTD	113	16,089	0.3	16,402
CA INC	244	6,846	0.1	6,969
CISCO SYSTEMS INC	645	17,408	0.3	17,515
COGNIZANT TECHNOLOGY SOLUTIONS	168	10,033	0.2	10,083
EBAY INC	635	17,874	0.3	17,450
ELECTRONIC ARTS INC	32	2,202	0.0	2,199
F5 NETWORKS INC	304	30,698	0.6	29,476
FACEBOOK INC	131	13,786	0.3	13,710
HEWLETT PACKARD	673	7,856	0.2	7,968
INTEL CORP	90	3,088	0.1	3,101
INTL BUSINESS MACHS CORP	249	34,602	0.7	34,267
INTUIT	361	35,478	0.7	34,837
JUNIPER NETWORKS INC	1,989	56,859	1.0	54,896
LINEAR TECHNOLOGY CORP	310	13,573	0.3	13,166
LINKEDIN CORP	232	56,689	1.0	52,219
MASTERCARD INC	38	3,722	0.1	3,700
MAXIM INTEGRATED PRODS INC	112	4,201	0.1	4,256
MICRON TECHNOLOGY INC	388	5,329	0.1	5,494
MICROSOFT CORP	249	13,638	0.3	13,815
MOTOROLA SOLUTIONS INC	66	4,650	0.1	4,518
NETAPP INC	828	22,674	0.4	21,967
NVIDIA CORP	905	29,519	0.6	29,829
PALO ALTO NETWORK INC	240	42,834	0.8	42,274

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Information Technology
PANDORA MEDIA INC	123	$1,935	0.0%	$1,649
PAYCHEX INC	251	13,276	0.3	13,275
QUALCOMM INC	170	8,108	0.2	8,497
RED HAT INC	76	6,132	0.1	6,294
SALESFORCE COM INC	178	14,057	0.3	13,955
SEAGATE TECHNOLOGY	504	17,407	0.4	18,477
SOLERA HOLDINGS INC	291	15,878	0.3	15,956
SYMANTEC CORP	1,042	20,769	0.4	21,882
TERADATA CORP	20	564	0.0	528
TEXAS INSTRUMENTS INC	531	30,171	0.6	29,104
TWITTER INC	439	10,712	0.2	10,158
VERISIGN INC	292	25,991	0.5	25,509
VISA INC	88	6,855	0.1	6,824
WESTERN DIGITAL CORP	533	33,264	0.6	32,007
WESTERN UNION CO	911	17,147	0.3	16,316
XILINX INC	339	16,246	0.3	15,923
Information Technology Total		867,717	16.2	851,712
Financials
AFLAC INC	477	27,872	0.5	28,572
ALLSTATE CORP	56	3,529	0.1	3,477
AMERICAN EXPRESS CO	918	64,495	1.2	63,847
AMERICAN INTERNATIONAL	129	7,760	0.2	7,994
AMERIPRISE FINL INC	31	3,229	0.1	3,299
BANK NEW YORK MELLON CORP	524	22,112	0.4	21,599
BANK OF AMERICA CORP	377	6,461	0.1	6,345
BB&T CORP	227	8,677	0.2	8,583
BERKSHIRE HATHAWAY INC	97	13,077	0.2	12,808
BLACKROCK INC	9	3,033	0.1	3,065
CAPITAL ONE FINL CORP	213	15,774	0.3	15,374
CBRE GROUP INC	250	8,996	0.2	8,645
CITIGROUP INC	335	17,988	0.3	17,336
CITIZENS FINANCIAL GROUP INC	217	5,735	0.1	5,683
CME GROUP INC	280	25,744	0.5	25,368
COMERICA INC	80	3,287	0.1	3,346
FRANKLIN RESOURCES INC.	348	12,653	0.2	12,813
GOLDMAN SACHS GROUP INC	42	7,616	0.1	7,570
HARTFORD FINL SVCS GROUP INC	510	23,248	0.4	22,165
INTERCONTINENTAL EXCHANGE INC	31	7,628	0.2	7,944
INVESCO LTD	92	3,053	0.1	3,080
JPMORGAN CHASE & CO	230	15,315	0.3	15,187
KEYCORP NY	385	5,170	0.1	5,078
LEGG MASON INC	149	5,918	0.1	5,845
LINCOLN NATL CORP IND	36	1,782	0.0	1,809
M & T BK CORP	99	12,299	0.2	11,997
MARSH & MCLENNAN COS INC	222	12,527	0.2	12,310
MCGRAW HILL FINANCIAL INC	64	6,159	0.1	6,309
METLIFE INC	61	2,907	0.1	2,941
MOODYS CORP	119	12,074	0.2	11,940
NASDAQ INC	132	7,561	0.1	7,678
NORTHERN TRUST CORP	24	1,788	0.0	1,730

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Financials
PNC FINANCIAL SERVICES GROUP	270	$25,144	0.5%	$25,734
PRICE T ROWE GROUP INC	128	9,255	0.2	9,151
PRINCIPAL FINANCIAL GROUP INC	113	5,028	0.1	5,083
PROGRESSIVE CORP OH	532	16,407	0.3	16,918
SCHWAB CHARLES CORP	355	11,753	0.2	11,690
STATE STR CORP	34	2,275	0.0	2,256
SUNTRUST BKS INC	171	7,355	0.1	7,326
TD AMERITRADE HLDG CORP	71	2,562	0.0	2,464
TRAVELERS COS INC	160	17,848	0.3	18,058
UNUM GROUP	62	2,017	0.0	2,064
US BANCORP	104	4,630	0.1	4,438
WELLS FARGO COMPANY	150	8,229	0.2	8,154
ZIONS BANCORPORATION	47	1,269	0.0	1,283
Financials Total		489,239	9.3	486,356
Industrial Goods
3 M CO	146	21,813	0.4	21,993
ALASKA AIR GROUP INC	207	17,097	0.3	16,666
AMERICAN AIRLINES GROUP INC	65	2,850	0.1	2,753
BOEING USD5	40	5,778	0.1	5,784
CATERPILLAR INC	67	4,497	0.1	4,553
CUMMINS INC	597	55,523	1.0	52,542
DANAHER CORP	283	26,601	0.5	26,285
DEERE & CO COM	44	3,260	0.1	3,356
DOVER CORP	6	366	0.0	368
EATON CORPORATION	162	8,313	0.2	8,430
EMERSON ELECTRIC CO	69	3,088	0.1	3,300
EXPEDITORS INTL WASH INC	247	11,336	0.2	11,140
FASTENAL CO	48	1,924	0.0	1,959
FLOWSERVE CORP	163	6,812	0.1	6,859
FLUOR CORP (NEW)	29	1,458	0.0	1,369
GENERAL DYNAMICS CORP	175	24,622	0.5	24,038
GENERAL ELECTRIC CO	856	25,742	0.5	26,664
HERTZ GLOBAL HOLDING	490	7,025	0.1	6,973
HONEYWELL INTERNATIONAL INC	44	4,587	0.1	4,557
INGERSOLL-RAND COMPANY LTD	137	7,468	0.1	7,575
JACOBS ENGR GROUP INC	83	3,554	0.1	3,482
JETBLUE AWYS CORP	371	8,662	0.2	8,403
JOY GLOBAL INC	367	5,156	0.1	4,628
KANSAS CITY SOUTHN	279	20,464	0.4	20,833
L-3 COMMUNICATIONS HOLDINGS INC	96	11,702	0.2	11,473
LOCKHEED MARTIN CORP	76	16,629	0.3	16,503
MASCO CORP	1,336	39,232	0.7	37,809
NIELSEN HOLDINGS PLCCOM	42	1,948	0.0	1,957
NORTHROP GRUMMAN CORP	134	25,112	0.5	25,301
PACCAR INC	390	18,602	0.4	18,486
PARKER-HANNIFIN CORP	132	12,931	0.2	12,801
QUANTA SVCS INC	221	4,507	0.1	4,475
RAYTHEON COMPANY	320	40,334	0.8	39,850
ROCKWELL AUTOMATION INC	61	6,447	0.1	6,259
ROCKWELL COLLINS INC DEL	62	5,665	0.1	5,723
SOUTHWEST AIRLINES CO	982	42,819	0.8	42,285

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Industrial Goods
STANLEY BLACK & DECKER INC	21	$2,235	0.0%	$2,241
TEXTRON INC	119	5,009	0.1	4,999
TYCO INTERNATIONAL PLC	675	22,085	0.4	21,526
UNION PACIFIC CORP	128	9,832	0.2	10,010
UNITED CONTINENTAL HOLDINGS INC	70	4,118	0.1	4,011
UNITED PARCEL SERVICE INC	621	60,369	1.1	59,759
UNITED RENTALS INC	14	1,070	0.0	1,016
UNITED TECHNOLOGIES CORP	122	11,651	0.2	11,721
VERISK ANALYTICS INC	49	3,765	0.1	3,767
WASTE MGMT INC DEL	109	5,794	0.1	5,817
WW GRAINGER INC	104	20,522	0.4	21,069
Industrial Goods Total		650,374	12.3	643,368
Health Care
ABBOTT LABORATORIES	385	17,431	0.3	17,290
ABBVIE INC	97	5,491	0.1	5,746
AETNA INC NEW	67	7,354	0.1	7,244
AMERISOURCEBERGEN CORP	93	9,361	0.2	9,645
ANTHEM INC	16	2,185	0.0	2,231
BARD C R INC	52	9,734	0.2	9,851
BAXTER INTL INC	162	6,037	0.1	6,180
BIOGEN INC	28	8,178	0.2	8,578
BIOMARIN PHARMACEUTICAL INC	19	2,022	0.0	1,990
BLUEBIRD BIO	83	5,462	0.1	5,330
BOSTON SCIENTIFIC CORP	1,033	18,920	0.4	19,049
BRISTOL MYERS SQUIBB CO	304	20,793	0.4	20,912
BROOKDALE SR LIVING INC	518	9,724	0.2	9,562
CELGENE CORP	45	5,127	0.1	5,389
CERNER CORP	235	14,226	0.3	14,140
COMMUNITY HEALTH SYSTEMS INC	383	10,746	0.2	10,161
DAVITA HEALTCARE PARTNERS INC	236	16,337	0.3	16,452
DEXCOM INC	80	6,448	0.1	6,552
EDWARDS LIFESCIENCES CORP	189	15,119	0.3	14,927
ELI LILLY & CO	91	7,761	0.1	7,668
EXPRESS SCRIPTS	100	8,671	0.2	8,741
GILEAD SCIENCES INC	410	42,636	0.8	41,488
HCA HLDGS INC	365	25,037	0.5	24,685
INCYTE CORP	68	7,458	0.1	7,375
JOHNSON & JOHNSON	47	4,850	0.1	4,828
LABORATORY CORP AMER HLDGS	45	5,460	0.1	5,564
MCKESSON CORP	95	18,147	0.4	18,737
MERCK & CO	475	25,447	0.5	25,090
MYLAN INC CANONSBURG PA	29	1,473	0.0	1,568
PFIZER INC SHS	1,617	52,420	1.0	52,197
QUEST DIAGNOSTICS	15	1,023	0.0	1,067
REGENERON PHARMACEUTICALS INC	30	16,434	0.3	16,286
ST JUDE MED INC	608	37,595	0.7	37,556
STRYKER CORP	180	16,986	0.3	16,729
UNITEDHEALTH GRP	54	6,274	0.1	6,353
UNIVERSAL HEALTH SERVICES INC	66	7,919	0.2	7,886
VARIAN MED SYS INC	14	1,095	0.0	1,131
VERTEX PHARMACEUTICALS INC	58	7,198	0.1	7,298
WATERS CORP	12	1,569	0.0	1,615
ZIMMER HOLDINGS INC	173	17,544	0.3	17,748
Health Care Total		503,692	9.6	502,839

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Consumer Staples
ALTRIA GROUP INC	269	$15,764	0.3%	$15,658
ARCHER-DANIELS MIDLAND CO	117	4,006	0.1	4,292
CLOROX CO	180	23,039	0.4	22,829
COCA-COLA ENTERPRISES INC ATL	345	14,824	0.3	14,822
COLGATE PALMOLIVE CO	506	34,208	0.6	33,710
CONAGRA FOODS INC	493	20,127	0.4	20,785
CONSTELLATION BRANDS INC	90	12,660	0.2	12,820
COSTCO WHSL CORP	250	39,816	0.8	40,375
CVS HEALTH CORP	270	25,681	0.5	26,398
DR PEPPER SNAPPLE GROUP INC	22	2,035	0.0	2,050
ESTEE LAUDER COMPANIES INC	108	9,550	0.2	9,510
GENERAL MLS INC	124	7,302	0.1	7,150
KIMBERLY-CLARK CORP	28	3,549	0.1	3,564
MEAD JOHNSON NUTRITION CO	538	42,738	0.8	42,475
MONDELEZ INT CLA	430	18,908	0.4	19,281
MONSTER BEVERAGE CORP CORONA	132	19,589	0.4	19,663
PEPSICO INC	232	23,244	0.4	23,181
PHILIP MORRIS INTL	190	16,682	0.3	16,703
PROCTER & GAMBLE CO	65	5,112	0.1	5,162
REYNOLDS AMERN INC	988	45,602	0.9	45,596
SYSCO CORP	182	7,413	0.1	7,462
TYSON FOODS INC	64	3,388	0.1	3,413
WALGREENS BOOTS ALLIANCE INC	104	8,820	0.2	8,856
WAL-MART STORES INC	897	54,134	1.0	54,986
WHOLE FOODS MKT INC	309	10,451	0.2	10,352
Consumer Staples Total		$468,642	9.0%	$471,093
Energy
ANADARKO PETE CORP	80	3,911	0.1	3,886
APACHE CORP	53	2,595	0.0	2,357
CABOT OIL & GAS CORP	204	3,188	0.1	3,609
CIMAREX ENERGY CO	136	12,356	0.2	12,156
CONCHO RESOURCES INC	40	3,634	0.1	3,714
CONOCOPHILLIPS	37	1,674	0.0	1,728
CONTINENTAL RESOURCES INC	364	8,246	0.2	8,365
DEVON ENERGY CORP	259	8,174	0.2	8,288
EOG RES INC	231	16,383	0.3	16,352
EQT CORP	150	8,358	0.1	7,820
HALLIBURTON CO	88	2,962	0.1	2,996
HELMERICH & PAYNE INC	78	4,394	0.1	4,177
HESS CORP	84	4,053	0.1	4,072
HOLLYFRONTIER CORP	325	13,392	0.2	12,964
KINDER MORGAN HOLDCO LLC	1,167	18,827	0.3	17,412
MARATHON OIL CORP	287	3,699	0.1	3,613
MURPHY OIL CORP	85	1,888	0.0	1,908
NABORS INDUSTRIES LTD	251	2,222	0.0	2,136
NATIONAL-OILWELL VARCO INC	558	19,869	0.4	18,687
NEWFIELD EXPL CO	55	1,783	0.0	1,791
OCCIDENTAL PETE CORP	33	2,178	0.0	2,231
ONEOK INC NEW	51	1,077	0.0	1,258
PHILLIPS 66 WI	60	4,869	0.1	4,908
PIONEER NATURAL RESOURCES COMP	12	1,388	0.0	1,505

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
United States
Energy
RANGE RES CORP	228	$5,947	0.1%	$5,611
ROWAN COMPANIES INC HOUSTON	251	4,418	0.1	4,254
SCHLUMBERGER LTD	243	17,181	0.3	16,949
SOUTHWESTERN ENERGY CO DELAWARE	2,042	21,409	0.3	14,519
TESORO CORP	140	14,522	0.3	14,752
WHITING PETROLEUM	891	8,555	0.2	8,411
Energy Total		223,152	4.1	212,429
Basic Materials
AIR PRODS & CHEMS INC	186	25,458	0.5	24,200
ALCOA INC	186	1,667	0.0	1,836
ASHLAND INC	53	5,566	0.1	5,443
CF INDS HLDGS INC	89	3,970	0.1	3,632
DU PONT E I DENEMOURS & CO.	519	34,624	0.7	34,565
EASTMAN CHEM CO	12	852	0.0	810
ECOLAB INC	21	2,435	0.0	2,402
FMC CORP	23	848	0.0	900
FREEPORT-MCMORAN INC	1,571	12,373	0.2	10,636
INTERNATIONAL PAPER CO	238	9,075	0.2	8,973
LYONDELLBASELL INDU	60	5,345	0.1	5,214
MARTIN MARIETTA MATERIALS INC	148	20,832	0.4	20,214
MOSAIC CMPANY	340	10,036	0.2	9,381
NEWMONT MINING CORP	256	4,829	0.1	4,605
NUCOR CORP	34	1,378	0.0	1,370
PPG INDUSTRIES INC	88	8,657	0.2	8,696
PRAXAIR INC	309	33,940	0.6	31,642
SHERWIN WILLIAMS CO	43	11,354	0.2	11,163
Basic Materials Total		193,239	3.5	185,682
Telecommunication Services
AT&T INC	1,232	41,727	0.8	42,393
CENTURYLINK INC	396	10,391	0.2	9,963
SBA COMMUNICATIONS CORP	218	22,597	0.4	22,905
T-MOBILE US INC	81	2,906	0.1	3,169
VERIZON COMMUNICATIONS	764	35,165	0.7	35,312
Telecommunication Services Total		112,786	2.2	113,742
Utilities
AES CORP	470	4,391	0.1	4,498
AMERICAN ELEC PWR INC	112	6,459	0.1	6,526
CENTERPOINT ENERGY INC	78	1,362	0.0	1,432
CONSOLIDATED EDISON INC	42	2,689	0.1	2,699
DOMINION RES INC	284	19,188	0.4	19,210
DUKE ENERGY CORP NEW	125	8,461	0.2	8,924
ENTERGY CORP NEW	68	4,638	0.1	4,648
EXELON CORP	211	5,644	0.1	5,859
NEXTERA ENERGY INC	255	26,290	0.5	26,492
NRG ENERGY INC	214	2,030	0.0	2,520
PG&E CORP	181	9,680	0.2	9,627
PPL CORP	425	14,319	0.3	14,505
PUBLIC SERVICE ENTERPRISE GROUP	353	13,479	0.3	13,658
SOUTHERN CO	267	12,446	0.2	12,493
Utilities Total		131,076	2.5	133,091

Total common stock - United States		$4,740,924	89.3%	$4,680,965

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Common stocks
Bermuda
Financials - XL GROUP PUBLIC LIMITED COMPANY	286	$11,195	0.2%	$11,205
China
Information Technology
ALIBABA GROUP HOLDING LTD	26	2,146	0.0	2,113
BAIDU ADR	266	53,891	1.0	50,284
Total common stock - China		56,037	1.0	52,397
Ireland
Health Care
MEDTRONIC PLC	341	26,310	0.5	26,230
ENDO INTERNATIONAL PLC	168	10,301	0.2	10,285
Information Technology				—
ACCENTURE PLC-CL A	200	20,908	0.4	20,900
Total common stock - Ireland		57,519	1.1	57,415
Netherlands
Information Technology - NXP SEMICONDUCTORS NV	47	3,998	0.1	3,960
Switzerland
Financials - ACE LIMITED	79	9,055	0.2	9,231
Information Technology - TE CONNECTIVITY LTD	46	2,944	0.1	2,971
Total common stock - Switzerland		11,999	0.2	12,202
United Kingdom
Telecommunication Services - VODAFONE GROUP PLC	733	23,766	0.5	23,647
Financials - AON PLC	50	4,582	0.1	4,611
Consumer Staples - COCA-COLA ENTERPRISES	159	7,929	0.1	7,829
Consumer Discretionary - MICHAEL KORS HLDGS LTD	184	7,604	0.1	7,372
Energy - FMC TECHNOLOGIES INC	138	4,058	0.1	4,003
Total common stock - United Kingdom		47,939	0.9	47,462
Total common stock		$4,929,611	92.8%	$4,865,606
Real Estate Investment Trust - United States
Financials
AMERICAN TOWER CORP	288	27,528	0.5	27,922
AVALONBAY COMMUNITIES INC	96	17,194	0.3	17,676
BOSTON PROPERTIES INC	72	9,030	0.2	9,183
CROWN CASTLE INTL CORP	43	3,685	0.1	3,717
EQUINIX INC	74	21,728	0.4	22,378
EQUITY RESIDENTIAL	97	7,755	0.2	7,914
GENERAL GROWTH PROPERTIES	315	8,481	0.2	8,572
WELLTOWER INC	103	6,689	0.1	7,007
HCP INC	101	3,636	0.1	3,863
HOST HOTELS & RESORTS INC	1,975	31,897	0.6	30,297
KIMCO REALTY CORP	324	8,352	0.2	8,573
PROLOGIS INC	508	21,153	0.4	21,803
PUBLIC STORAGE	93	23,231	0.4	23,036
SIMON PROPERTY GROUP INC	189	35,514	0.7	36,749
VORNADO REALTY TRUST	159	15,616	0.3	15,894
VENTAS INC	161	8,694	0.2	9,085
WEYERHAEUSER CO	284	8,831	0.2	8,514
Total Real Estate Investment Trusts - United States		$259,014	5.0%	$262,183

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
SCHEDULE OF INVESTMENTS
(Expressed in United States Dollars)

December 31, 2015

			Percentage of	Fair
	Quantity	Cost	Net Assets	Value
Investments in securities, at fair value
Exchange Traded Products - United States
Financials
POWERSHARES QQQ TRUST SERIES	122	$13,683	0.3%	$13,647
SPDR S&P 500 ETF TRUST	328	66,889	1.3	66,869
Total Exchange Traded Products - United States		$80,572	1.5%	$80,516
Master Limited Partnership - United States
Energy - ENERGY TRANSFER EQUITY LP	1,091	15,630	0.3	14,990
Total investments in securities, at fair value		$5,284,827	99.6%	$5,223,295

See accompanying notes to financial statements.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

NuWave Large Cap Active Alpha Master Fund Ltd. (the “Master Fund”), formerly known as NuWave Equity Enhanced Master Fund Ltd., is an investment company which was formed under the laws of the Cayman Islands and commenced operations on April 1, 2013. The Master Fund was organized for the purpose of trading and investing in securities and has three feeder funds: NuWave Equity Enhanced Fund LP (the “Domestic Feeder Fund”), a United States of America investment limited partnership, NuWave Large Cap Active Alpha Fund L.P. (the “Domestic Feeder Fund II”), a United States of America investment limited partnership, and NuWave Equity Enhanced Fund Ltd. (the “Offshore Feeder Fund”), a Cayman Islands exempted investment company (collectively the “Feeder Funds”). The Feeder Funds invest substantially all of their assets in the Master Fund. Pursuant to an investment management agreement, the Master Fund is managed by NuWave Investment Management LLC (the “Investment Manager”). As of December 31, 2015, the Offshore Feeder Fund has not commenced operations. The Investment Manager is registered with the United States Securities and Exchange Commission as an investment adviser under the Investment Adviser Act of 1940.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (the “Codification”). The reorganization of the Master Fund, as discussed in note 10, qualifies as a going concern as it represents the restructure where the net assets in the Master Fund are transferred to NuWave Large Cap Active Alpha LP with the expectation of continuance of operations. As such these financial statements have been prepared on a going concern basis.

The Master Fund is an investment company and follows the accounting and reporting guidance in Financial Services – Investment Companies Topic of the Codification.

Pursuant to the Cash Flows Topic of the Codification, the Master Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Fair Value - Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.	Nature of operations and summary of significant accounting policies (continued)

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

The Master Fund values investments in securities and securities sold short that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last reported sales price as of the valuation date.

The Master Fund records its investments at fair value. Gains and losses from investments are included in net change in unrealized appreciation or (depreciation) on investments and net realized gain (loss) on investments in the statement of operations.

Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the period-end exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Master Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net gain (loss) on investments in the statement of operations.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Realized gains and losses on investment transactions are

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1.	Nature of operations and summary of significant accounting policies (continued)

determined using cost calculated on a first in first out basis. Brokerage commissions and other trading fees are reflected as an adjustment to cost at the time of the transaction.

Income Taxes

The Master Fund applies the provisions of Codification Topic 740, Income Taxes, which prescribe the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.

Under the laws of the Cayman Islands, the Master Fund is generally not subject to income taxes. However, certain U.S. dividend income and interest income may be subject to a 30% withholding tax. The Master Fund files an income tax return in the U.S. federal jurisdiction. Generally, the Master Fund is subject to income tax examinations by the U.S. federal taxing authority since its inception.

The Master Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Master Fund has determined that there is no tax expense or interest expense related to uncertainties in tax positions, and that it has not incurred any liability for unrecognized tax benefits as of December 31, 2015. The Master Fund’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. However, the Master Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the Master Fund’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

2.	Fair value measurements

The Master Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Master Fund’s significant accounting policies in Note 1.

The following table presents information about the Master Fund’s assets measured at fair value as of December 31, 2015 (in thousands):

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in securities
Common stocks (1)	$4,865	$—	$—	$4,865
Real Estate Investment Trust (1)	262	—	—	262
Exchange Traded Products (1)	81	—	—	81
Master Limited Partnership (1)	15	—	—	15
Total Assets	$5,223	$—	$—	$5,223

(1)	See the Schedule of Investments for the fair values by country and industry within this category.

During the year ended December 31, 2015, the Master Fund did not have any transfers between any of the levels of fair value hierarchy.

3.	Due from broker

Due from broker includes cash balances held with brokers, receivables and payables from unsettled trades, and margin borrowings. Amounts due from brokers may be restricted to the extent that they serve as deposits for securities sold short.

In the normal course of business, substantially all of the Master Fund’s securities transactions, money balances, and security positions are transacted with the Master Fund’s broker, Morgan Stanley & Co. LLC. The Master Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Master Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from the counterparty.

4.	Related party transactions

The Investment Manager of the Master Fund is also the Investment Manager of the Feeder Funds. The Investment Manager or an affiliate receives a management fee which is charged at the Feeder Fund level.

Subject to certain limitations, generally 20% of the return attributable to each outstanding series of interests during a calendar quarter that is in excess of the return generated by the S&P 500 Total Return Index during that calendar quarter, after taking into account any loss carryforwards applicable to each of such series is reallocated to the Investment Manager on a quarterly basis. To the extent an incentive reallocation is made at the Master Fund level, no incentive reallocation will be made at the Feeder Fund level.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

4.	Related party transactions (continued)

For the year ended December 31, 2015, the Investment Manager paid $119,059 of operating expenses charged to the Master Fund.

Two of the directors of the Master Fund are members of the Investment Manager.

5.	Capital share transactions

Shareholders have redemption rights which contain certain restrictions with respect to rights of redemption of shares as specified in the offering memorandum.

As of December 31, 2015, the authorized share capital consists of $50,000 divided into 2 Founders Shares having a nominal value of $0.001 each and 49,999,998 Redeemable Shares of $0.001 each, which may be issued in classes or series.

6.	Market and credit risks

The Master Fund engages in the speculative trading of equity securities and securities sold short. Such trading activities expose the Master Fund to both market risk, the risks arising from changes in fair value, and credit risk, and the risk of failure by another party to perform according to the terms of contract.

Risks arise from short sales due to the possible illiquidity of the securities markets and from potential adverse movements in security values. Theoretically, short sales expose the Master Fund to potentially unlimited liability as the Master Fund’s ultimate obligation to purchase a security sold short may exceed the amount recorded in the statement of financial condition.

The Master Fund has a substantial portion of its assets on deposit with its securities broker and other financial institutions in connection with its trading of equity securities and its cash management activities. Assets deposited with its securities broker and other financial institutions in connection with the Master Fund’s trading activities are partially restricted due to deposit, margin or collateral requirements. In the event of a financial institution’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits.

The Investment Manager has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so. The Shareholders bear the risk of loss only to the extent of the fair value of their respective investments and, in certain specific circumstances, distributions and redemptions received.

7.	Administrative fee

U.S. Bancorp Fund Services, LLC served as the Master Fund’s administrator and performed certain administrative and accounting services on behalf of the Master Fund until November 30, 2015. Effective December 1, 2015 the Master Fund hired Gemini Hedge Fund Services, LLC (the “Administrator”) to perform the administrative and accounting services on behalf of the Fund.

NUWAVE LARGE CAP ACTIVE ALPHA MASTER FUND LTD.
NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

8.	Financial highlights

Financial highlights for the year ended December 31, 2015 are as follows:

Total return
Total return before reallocation to Investment Manager	(1.8)%
Reallocation to Investment Manager	0.0
Total return after reallocation to Investment Manager	(1.8)%

Expenses (including interest and dividends)	0.0%
Expenses charged to Master Fund	(2.4)
Expenses paid by Investment Manager	2.4
Reallocation to Investment Manager	0.0
Expenses and reallocation to Investment Manager	0.0%

Net investment income (loss)	(0.2)%

Portfolio turnover ratio	2,400%

Financial highlights are calculated for each permanent, non-managing class or series of common shares. An individual investor’s return and ratios may vary based on different incentive and/or management fee arrangements, and the timing of capital transactions.

9.	Indemnifications

In the normal course of business, the Master Fund enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. The Master Fund expects the risk of any future obligation under these indemnifications to be remote.

10.	Subsequent events

On December 17, 2015 the Master Fund passed a resolution to reorganize the “master-feeder” fund structure. The reorganization is an effort to consolidate entities and reduce legal, administrative and audit costs

As of January 4, 2016, positions attributable to the Master Fund with the market value of $5,223,295 were transferred to NuWave Large Cap Active Alpha LP and all accompanying changes to brokerage accounts, service agreements and offering documents have been implemented.

The General Partner has evaluated subsequent events through October 26, 2017, the date the financial statements were available to be issued, and has determined that there are no other subsequent events that require disclosure.

20

Part C – OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 filed March 4, 2016.

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(d)(1)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(d)(2)	Amendment to the Management Agreement between the Registrant and Rational Advisors, Inc. –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(d)(3)	Amendment to Exhibit to the Management Agreement between the Registrant and Rational Advisors, Inc.– is filed herewith.

(d)(4)	Sub-Advisory Agreement, dated January 1, 2016, between Rational Advisors, Inc. and The Cambridge Strategy (Asset Management) Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(5)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(6)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the Rational Dynamic Momentum Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(d)(7)	Sub-Advisory Agreement between Rational Advisors, Inc. and Van Hulzen Asset Management, LLC, relating to the Rational Iron Horse Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(8)	[RESERVED]

(d)(9)	Sub-Advisory Agreement between Rational Advisors, Inc. and PVG Asset Management Corp., relating to the Rational Dividend Capture Fund and the Catalyst Dividend Capture VA Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Cicero Capital Partners relating to the Rational Total Return Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on July 3, 2017.

(d)(11)	Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(d)(12)	Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC relating to the Rational Hedged Return Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(d)(13) Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, LLC relating to the Rational NuWave Enhanced Market Opportunity Fund – to be filed by subsequent amendment.

(e)(1)	Underwriting Agreement, between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed on July 5, 2016.

(e)(2)	Amended Schedule A to the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(g)(1)	Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(g)(2)	Amended Schedule to Custodian Agreement between the Registrant and The Huntington National Bank –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(h)(1)	Fund Services Agreement dated February 26, 2016, between the Registrant and Gemini Fund Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 filed July 5, 2016.

(h)(3) Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017..

(h)(4) Shareholder Services Plan, dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(5) Amended Exhibit A to Shareholder Services Plan –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(h)(6) Management Services Agreement between the Registrant and MFund Services, LLC dated January 1, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(h)(7) Amendment to Exhibit A to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(h)(8) Wholesale Marketing and Distribution Agent Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(h)(9)	Management Agreement, dated January 1, 2016, between Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(10) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation respecting Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(11) Compliance Services Agreement, dated February 26, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(12) Management Agreement between the Registrant and Rational Advisors, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(h)(13) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(i)(1)	Opinion and Consent of Counsel –
to	be filed by subsequent amendment.

(j)(1) Consent of Cohen & Company, Ltd, the Trust’s Independent Registered Public Accounting Firm, – to be filed by subsequent amendment.

(j)(2) Consent of Arthur Bell, Jr. & Associates, LLC, with respect to the predecessor Fund of the Rational NuWave Enhanced Market Opportunity Fund – is filed herewith.

(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996.

(m)(1)	Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(m)(2) Exhibit to Distribution Plan of the Registrant dated November 29, 2016 –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(n)(1)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(n)(2)	Amended Multiple Class Plan of the Registrant dated February 17, 2017 –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(o)(1)	Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(2)	Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(3) Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(4) Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(5) Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(6)	Power of Attorney of Tobias Caldwell, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(7) Power of Attorney of Stephen Lachenauer, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(8) Power of Attorney of Donald McIntosh, director of RDMF Fund Limited, – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(p)(1)	Code of Ethics of The Huntington Funds, dated April 16, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014.

(p)(2)	Code of Ethics of The Cambridge Strategy (Asset Management) Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(p)(3) Code of Ethics of Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(p)(4) Code of Ethics of Van Hulzen Asset Management, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(p)(5)	[RESERVED]

(p)(6)	Code of Ethics of PVG Asset Management Corp – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(p)(7)	Code of Ethics of Cicero Capital Partners – Incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on July 3, 2017.

(p)(8) Code of Ethics of Rational Advisors, Inc - Incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on July 3, 2017.

(p)(9) Code of Ethics of Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on July 3, 2017.

(p)(10) Code of Ethics of Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(p)(11) Code of Ethics of Warrington Asset Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(p)(12) Code of Ethics of NuWave Investment Management, LLC – to be filed by subsequent amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

(a)    Rational Advisors, Inc. (“Rational”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly-owned subsidiary of Rational Capital LLC.

(i)	Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member of Catalyst Capital Advisors, 36 North New York Avenue, Huntington, NY 11743, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, a registered investment advisor. AlphaCentric serves as an advisor to certain series of MFST.

Managing Member of Rational Capital LLC, 36 North New York Avenue, Huntington, NY 11743, a holdings company.

(b)    The Cambridge Strategy (Asset Management) Limited (“Cambridge”), 654 Madison Avenue, 16th Floor, New York, New York 10065, is registered with the SEC as an investment adviser, file number 801-72204. Cambridge is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.       Cambridge has engaged in no other business during the past two fiscal years.

ii..       None of the directors or officers of Cambridge have engaged in any other business during the last two fiscal years

(c)    Chesapeake Capital Corporation (“Chesapeake”), 1721 Summit Avenue, Richmond, Virginia 23230, is registered with the SEC as an investment adviser, file number 801-106985. Chesapeake is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.	Chesapeake has engaged in no other business during the past two fiscal years.

ii.	R. Jerry Parker, Jr., Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, is also the Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake Capital Holdings, Inc.

(d)    Van Hulzen Asset Management, LLC (“Van Hulzen”), 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, is registered with the SEC as an investment adviser, file number 801-61884.

i.	Van Hulzen has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Van Hulzen have engaged in any other business during the last two fiscal years

(e) [RESERVED]

(f) PVG Asset Management Inc. (“PVG”), 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100 Centennial, CO 80122, is registered with the SEC as an investment adviser, file number 801-30581.

i.	PVG Asset Management has engaged in no other business during the past two fiscal years.

ii.	Patrick S. Adams, Chief Executive Officer of PVG, was the Managing Member of Choice Investment Management, LLC and Choice Capital Management, LLC. He has since relinquished his position as of December 31, 2016. Mr. Adams was also Chairman of the Board of Directors of LifeCare Medical Devices and Centennial Brands, Inc. Mr. Adams has since relinquished these positions as of October 31, 2016. Joe Pecoraro, CCO and Portfolio Manager of PVG, was a Principle in PVG Investment Company, LLC and the company has since been dissolved as of December 31, 2016.

(g) Cicero Capital Partners, LLC (“Cicero”), 7061 Deepage Drive, Suite 207, Columbia, MD 21045, is registered with the SEC as an investment advisor, file number 801-110566.

i.            Cicero has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Cicero have engaged in any other business during the last two fiscal years.

(h) Accuvest Global Advisors (“Accuvest”), 3100 Oak Road #380, Walnut Creek, CA 94597, is registered with the SEC as an investment advisor, file number 801-68887.

i.            Accuvest has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Accuvest have engaged in any other business during the last two fiscal years.

(i) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

i.            Warrington has engaged in no other business during the past two fiscal years.

ii.	Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

iii.	Greg Fomin, Chief Compliance Officer of Warrington is the Chief Operating Officer and Chief Compliance Officer of Warrington, GP, LLC.

(j) NuWave Investment Management, LLC (“NuWave”), 35 Waterview Boulevard, Parsippany, New Jersey 07054. Additional information regarding NuWave, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

ITEM 32.	Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Funds Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Vertical Capital Income Fund,  Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Princeton Private Equity Fund.

(b)    NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	CEO, Secretary	None
Bill Strait	General Counsel	None
William Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

ITEM 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue, Huntington, NY 11743

Northern Lights Distributors, LLC (“Distributor”)	17605 Wright Street, Omaha, Nebraska 68130

Rational Advisors, Inc. (“Advisor”)	36 North New York Avenue Huntington, NY 11743

The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43215

Gemini Fund Services, LLC

The Cambridge Strategy (Asset Management) Limited

Chesapeake Capital Corporation

Van Hulzen Asset Management, LLC

PVG Asset Management, Inc.

Cicero Capital Partners, LLC

Accuvest Global Advisors

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

654 Madison Avenue, 16th Floor, New York, New York 10065

1721 Summit Avenue, Richmond, Virginia 23230

4370 Town Center Blvd.,

Suite 220, El Dorado Hills, CA 95762

24918 Genesee Trail Road

Golden, CO 80401 and

6898 S. University Blvd, Suite 100

Centennial, CO 80122

7061 Deepage Dr

Columbia, MD 21045

3100 Oak Road #380, Walnut Creek, CA 94597

Warrington Asset Management LLC	200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646
NuWave Investment Management, LLC	35 Waterview Boulevard Parsippany, NJ 07054

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Prosper, State of Texas, on the 7th day of December, 2017.

Mutual Fund and Variable Insurance Trust

BY: /s/Tanya L. Goins

Tanya L. Goins

Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

* December 7, 2017

Jerry Szilagyi, President and Principal Executive Officer Date

* December 7, 2017

Erik Naviloff, Treasurer and Principal Date

Financial Officer

* December 7, 2017

Tobias Caldwell, Trustee Date

* December 7, 2017

Stephen Lachenauer, Trustee Date

* December 7, 2017

Donald McIntosh, Trustee Date

*By:	/s/Tanya L. Goins

Tanya L. Goins

Attorney-in-Fact

INDEX TO EXHIBITS

(d)(3)	Amendment to Exhibit to the Management Agreement between the Registrant and Rational Advisors, Inc.

(j)(2) Consent of Arthur Bell, Jr. & Associates, LLC, with respect to the predecessor Fund of the Rational NuWave Enhanced Market Opportunity Fund